Prospectus                                                         May 1, 1998
                                 VAN ECK FUNDS
-------------------------------------------------------------------------------
                   99 PARK AVENUE, NEW YORK, NEW YORK 10016
                      ACCOUNT ASSISTANCE: (800) 544-4653
                                WWW.VANECK.COM
Van Eck Funds (the "Trust") is an open-end management investment company consisting of eight separate funds (the "Funds"), each of which has a specific investment objective.

ASIA DYNASTY FUND (CLASS A AND CLASS B)--seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies of the Asian region.

GLOBAL BALANCED FUND (CLASS A AND CLASS B)--seeks long-term capital appreciation together with current income. Fiduciary International, Inc. ("FII" or "Sub-Adviser") serves as sub-investment adviser to this Fund.

EMERGING MARKETS GROWTH FUND (CLASS A, CLASS B AND CLASS C)--seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

GLOBAL HARD ASSETS FUND (CLASS A, CLASS B AND CLASS C)--seeks long-term capital appreciation by investing globally, primarily in "Hard Assets Securities." Income is a secondary consideration.

GLOBAL REAL ESTATE FUND (CLASS A, CLASS B AND CLASS C)--seeks to maximize total return by investing primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.

GOLD/RESOURCES FUND (CLASS A)--seeks long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production and distribution of gold and other natural resources. Current income is not a consideration. This Fund will not invest in the securities of South African issuers.

INTERNATIONAL INVESTORS GOLD FUND (CLASS A)--seeks long-term capital appreciation, while retaining freedom to take current income into consideration. The Fund has concentrated its investments in gold mining shares since 1968 and has investments in other worldwide companies and industries.

U.S. GOVERNMENT MONEY FUND--seeks safety of principal, daily liquidity and current income by investing in short-term U.S. Treasury securities and other securities carrying the "full faith and credit" guarantee of the U.S. Government. The Fund's shares are not insured or guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a $1.00 net asset value or that the Fund's net asset value will not fluctuate.

Van Eck Associates Corporation (the "Adviser") 99 Park Avenue, New York, New York 10016, serves as investment adviser to Global Balanced Fund, Global Hard Assets Fund, Global Real Estate Fund, Gold/Resources Fund, International Investors Gold Fund and U.S. Government Money Fund. Van Eck Global Asset Management (Asia) Limited, a wholly-owned subsidiary of the Adviser, located in Hong Kong, serves as investment adviser to Asia Dynasty Fund and Emerging Markets Growth Fund. See "Management." Van Eck Securities Corporation (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as Distributor of the Funds' shares. See "Purchase of Shares--Alternative Purchase Arrangements" to determine your purchase options for Funds offering different classes of shares.

INVESTORS SHOULD BE AWARE THAT AN INVESTMENT IN ASIA DYNASTY FUND, GLOBAL BALANCED FUND, GLOBAL HARD ASSETS FUND AND GLOBAL REAL ESTATE FUND HAS GREATER INVESTMENT RISK THAN MANY MUTUAL FUNDS. THE FUNDS INTEND TO ENGAGE IN ONE OR MORE OF THE FOLLOWING INVESTMENT ACTIVITIES: BORROWING FOR INVESTMENT PURPOSES (I.E., ENGAGE IN LEVERAGING), MAKING SHORT SALES OF SECURITIES (I.E., MAKE SALES OF SECURITIES THE FUND DOES NOT OWN), INVESTING IN COUNTRIES WITH EMERGING SECURITIES MARKETS AND ECONOMIES AND INVESTING IN RESTRICTED SECURITIES, SECURITIES OF UNSEASONED ISSUERS AND NON-READILY MARKETABLE SECURITIES. THESE INVESTMENT ACTIVITIES ARE CONSIDERED TO BE SPECULATIVE AND COULD RESULT IN ADDITIONAL COST AND INVESTMENT RISK TO THE FUNDS. CONSEQUENTLY, THESE FUNDS ARE NOT INTENDED TO BE A COMPLETE INVESTMENT PROGRAM AND ARE INTENDED FOR THOSE INVESTORS WHO CAN ASSUME GREATER RISK WITH RESPECT TO A PORTION OF THEIR INVESTMENT PORTFOLIO. FURTHER INFORMATION ON THE FUNDS AND THESE ACTIVITIES IS PROVIDED UNDER "RISK FACTORS" AND INVESTORS SHOULD READ THIS MATERIAL CAREFULLY.

                               ---------------

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

This Prospectus sets forth concisely information about the Trust and the Funds that you should know before investing. It should be read and retained for future reference. For more information about the Funds, please call the Funds or the Distributor at the above telephone number.

A Statement of Additional Information dated May 1, 1998, which discusses the Trust and the Funds, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the above address or call the telephone number listed above.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

TABLE OF
CONTENTS  PAGE
--------------------------------------------------------------------------------

Transaction Data............................................................   3
Financial Highlights........................................................   5
The Trust...................................................................  13
Investment Objectives and Policies..........................................  13
Risk Factors................................................................  24
Limiting Investment Risks...................................................  35
Purchase of Shares..........................................................  36
Exchange Privilege..........................................................  44
Tax-Sheltered Retirement Plans..............................................  46
Investment Programs.........................................................  46
Redemption of Shares........................................................  47
Dividends and Distributions.................................................  50
Management..................................................................  50
Plan of Distribution........................................................  70
Advertising.................................................................  72
Taxes.......................................................................  73
Description of the Trust....................................................  74
Additional Information......................................................  75

                               TRANSACTION DATA

The following table is intended to assist an investor in understanding the various direct and indirect costs and expenses borne by an investor in a Fund. The sales charges are the maximum sales charges an investor would incur. Sales charges decline depending on the amount of the purchase, the number of shares an investor already owns or the use of various investment programs. See "Purchase of Shares." The Adviser may from time to time waive fees and/or reimburse certain expenses of a Fund.

                                  ASIA               GLOBAL                 EMERGING MARKETS
                              DYNASTY FUND        BALANCED FUND              GROWTH FUND**
                           ------------------- ---------------------   -----------------------------
                            CLASS A   CLASS B   CLASS A     CLASS B     CLASS A   CLASS B   CLASS C
                           --------- --------- ---------   ---------   --------- --------- ---------
SHAREHOLDER TRANSACTION
EXPENSES:
 Maximum Sales Charge
 Imposed on Purchases
 (as a percent of offering
 price)...................     4.75%        0%     4.75%          0%       4.75%        0%        0%
 +Contingent Deferred
 Sales or
 Redemption Charge........        0%      5.0%        0%        5.0%          0%      5.0%     1.00%
                               =====     =====     =====       =====       =====     =====     =====
ANNUAL FUND OPERATING
EXPENSES:
(as a percentage of
average net assets)
 Management/Administration
 Fees.....................     1.00%     1.00%     1.00%++     1.00%++      .50%        0%        0%
 12b-1 Fees /Shareholder
 Servicing Fees*..........      .50%     1.00%      .50%       1.00%        .50%     1.00%     1.00%
 Other Expenses...........      .88%     1.00%      .50%        .50%          0%        0%        0%
                               -----     -----     -----       -----       -----     -----     -----
 Total Fund Operating
 Expenses.................     2.38%     3.00%     2.00%       2.50%       1.00%     1.00%     1.00%
                               =====     =====     =====       =====       =====     =====     =====
EXAMPLE: You would bear
the following expenses on
a $1,000 investment
assuming (1) 5% annual
return and (2) redemption
at the end of each time
period
 1 year...................      $ 70      $ 80      $ 67        $ 75        $ 57      $ 60      $ 20
 3 years..................      $118      $133      $107        $118        $ 78      $ 72      $ 32
 5 years..................      $169      $178      $150        $153        $100      $ 75      $ 55
 10 years.................      $306      $332      $269        $284        $164      $122      $122

----
 * Long-term shareholders in Funds may pay more than the economic equivalent of the maximum front-end sales charge permitted by the NASD.
 ** The Adviser may temporarily reimburse and or waive certain operating expenses of the Fund including management and administrative fees. Such temporary reimbursements/waivers will have the effect of lowering the Fund's expense ratio.
 + The Contingent Deferred Sales Charge on Class B shares is applied to the lesser of purchase price or net asset value at redemption. The charge imposed on such amount is scaled down from 5% during the first year to 0% after the sixth year. A Redemption Charge on Class C shares of 1% is applied to redemptions within the first year after purchase and is applied to the lesser of purchase price or net asset value at redemption.
 ++ Inclusive of the sub-investment advisory fee.

THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR INVESTMENT RETURN. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. INFORMATION REGARDING MANAGEMENT FEES AND 12B-1 FEES CAN BE FOUND UNDER "MANAGEMENT" AND "PLAN OF DISTRIBUTION."

                                                                                               GOLD/                      U.S.
                                                                         GLOBAL              RESOURCES  INTERNATIONAL  GOVERNMENT
                              GLOBAL HARD ASSETS FUND**            REAL ESTATE FUND**           FUND      INVESTORS    MONEY FUND
                           -------------------------------- -------------------------------- ---------- -------------- ----------
                            CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C    CLASS A      CLASS A
                           ---------- ---------- ---------- ---------- ---------- ---------- ---------- --------------
SHAREHOLDER
TRANSACTION
EXPENSES:
 Maximum Sales
 Charge Imposed
 on Purchases (as
 a percent of
 offering price).               4.75%         0%         0%      4.75%         0%         0%      5.75%          5.75%         0%
 +Contingent
 Deferred Sales
 or
 Redemption Charge.                0%       5.0%      1.00%         0%      5.00%      1.00%         0%             0%         0%
                                =====      =====      =====      =====      =====      =====      =====        =======      =====
ANNUAL FUND
OPERATING
EXPENSES:
(as a percentage
of average net
assets)
 Management/Administration
 Fees............               1.00%      1.00%      1.00%       .50%         0%         0%      1.00%          1.00%       .50%
 12b-1
 Fees /Shareholder
 Servicing Fees*.                .50%      1.00%      1.00%       .50%      1.00%      1.00%       .25%             0%       .25%
 Other Expenses..                .47%       .50%       .50%         0%         0%         0%       .62%           .47%       .53%
                                -----      -----      -----      -----      -----      -----      -----        -------      -----
 Total Fund
 Operating
 Expenses........               1.97%      2.50%      2.50%      1.00%      1.00%      1.00%      1.87%          1.47%      1.28%
                                =====      =====      =====      =====      =====      =====      =====        =======      =====
EXAMPLE: You
would bear the
following
expenses on a
$1,000 investment
assuming (1) 5%
annual return and
(2) redemption at
the end of each
time period
 1 year..........                $ 67       $ 75       $ 35       $ 57       $ 60       $ 20       $ 75           $ 72       $ 60
 3 years.........                $106       $118       $ 78       $ 78       $ 72       $ 32       $113           $101       $ 86
 5 years.........                $149       $153       $133       $100       $ 75       $ 55       $153           $133       $114
 10 years........                $266       $284       $284       $164       $122       $122       $264           $223       $195

----
 * Long-term shareholders in Funds may pay more than the economic equivalent of the maximum front-end sales charge permitted by the NASD.
 ** The Adviser may temporarily reimburse and or waive certain operating expenses of the Fund including management and administrative fees. Such temporary reimbursements/waivers will have the effect of lowering the Fund's expense ratio.
 + The Contingent Deferred Sales Charge on Class B shares is applied to the lesser of purchase price or net asset value at redemption. The charge imposed on such amount is scaled down from 5% during the first year to 0% after the sixth year. A Redemption Charge on Class C shares of 1% is applied to redemptions within the first year after purchase and is applied to the lesser of purchase price or net asset value at redemption.

THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR INVESTMENT RETURN. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. INFORMATION REGARDING MANAGEMENT FEES AND 12B-1 FEES CAN BE FOUND UNDER "MANAGEMENT" AND "PLAN OF DISTRIBUTION."

                             FINANCIAL HIGHLIGHTS

The Financial Highlights below give selected information for a share of each Fund outstanding for the year or period indicated. The Financial Highlights presented for all periods after April 30, 1992 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon appears in the Funds' Annual Reports, which are incorporated by reference into the Trust's Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes that also appear in the Funds' Annual Reports.

                                                                              ASIA DYNASTY FUND
                      ---------------------------------------------------------------------------------------------------------
                                                  CLASS A                                                            CLASS B
                      ----------------------------------------------------------------   --------------------------------------
                                                                            FOR THE
                                                                             PERIOD
                                                                           MARCH 22,
                                                                            1993(A)
FOR A SHARE            YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED       TO         YEAR ENDED   YEAR ENDED   YEAR ENDED
OUTSTANDING           DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,   DECEMBER 31, DECEMBER 31, DECEMBER 31,
THROUGHOUT EACH           1997         1996         1995         1994         1993           1997         1996         1995
PERIOD                ------------ ------------ ------------ ------------ ------------   ------------ ------------ ------------
Net Asset Value,
Beginning of
Period...........       $ 13.21      $ 12.40      $ 12.13      $ 15.28      $   9.53       $ 13.08      $ 12.33      $ 12.09
                        -------      -------      -------      -------      --------       -------      -------      -------
Income from
Investment
Operations:
 Net Investment
 Loss............         (0.28)       (0.20)       (0.02)         --          (0.06)+       (0.30)       (0.24)       (0.08)
 Net Gains (Loss)
 on Securities
 (both realized
 and unrealized).         (3.82)        1.01         0.40        (2.86)         5.88         (3.86)        0.99         0.40
                        -------      -------      -------      -------      --------       -------      -------      -------
Total from
Investment
Operations.......         (4.10)        0.81         0.38        (2.86)         5.82         (4.16)        0.75         0.32
                        -------      -------      -------      -------      --------       -------      -------      -------
Less
Distributions:
 Dividends from
 Net Investment
 Income..........           --           --         (0.09)       (0.07)          --            --           --         (0.06)
 Distributions
 from Capital
 Gains...........         (1.15)         --           --         (0.22)        (0.07)        (1.15)         --           --
 Tax Return of
 Capital.........         (0.14)         --         (0.02)         --            --          (0.14)         --         (0.02)
                        -------      -------      -------      -------      --------       -------      -------      -------
Total
Distributions....         (1.29)         --         (0.11)       (0.29)        (0.07)        (1.29)         --         (0.08)
                        -------      -------      -------      -------      --------       -------      -------      -------
Net Asset Value,
End of Period....       $  7.82      $ 13.21      $ 12.40      $ 12.13      $  15.28       $  7.63      $ 13.08      $ 12.33
                        =======      =======      =======      =======      ========       =======      =======      =======
Total Return (b).       (32.10%)       6.53%        3.13%      (18.72%)       61.16%       (32.87%)       6.08%        2.65%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY
DATA
Net Assets, End
of Period (000)..       $12,873      $44,351      $64,275      $83,787      $108,661        $6,914      $20,296      $27,234
Ratios of Gross
Expenses to
Average Net
Assets...........         2.38%        2.42%        2.03%        1.85%          2.09%(c)     3.00%        2.86%        2.41%
Ratio of Net
Expenses to
Average Net
Assets...........         2.38%        2.42%        2.03%        1.85%         1.92% *       3.00%        2.86%        2.41%
Ratio of Net
Investment Loss
to Average Net
Assets...........        (0.76%)      (0.73%)      (0.08%)        -- %        (0.68%)*      (1.36%)      (1.14%)      (0.52%)
Portfolio
Turnover Rate....       200.45%       52.99%       57.06%       51.08%        14.63%       200.45%       52.99%       57.06%
Average
Commission
Rate Paid (d)....       $0.0024      $0.0049                                               $0.0024      $0.0049
                                     FOR THE
                                      PERIOD
                                   SEPTEMBER 1,
                                     1993(A)
FOR A SHARE            YEAR ENDED       TO
OUTSTANDING           DECEMBER 31, DECEMBER 31,
THROUGHOUT EACH           1994         1993
PERIOD                ------------ ------------
Net Asset Value,
Beginning of
Period...........       $ 15.25      $ 11.33
                      ------------ ------------
Income from
Investment
Operations:
 Net Investment
 Loss............         (0.06)       (0.07)+
 Net Gains (Loss)
 on Securities
 (both realized
 and unrealized).         (2.86)        4.06
                      ------------ ------------
Total from
Investment
Operations.......         (2.92)        3.99
                      ------------ ------------
Less
Distributions:
 Dividends from
 Net Investment
 Income..........         (0.02)         --
 Distributions
 from Capital
 Gains...........         (0.22)       (0.07)
 Tax Return of
 Capital.........           --           --
                      ------------ ------------
Total
Distributions....         (0.24)       (0.07)
                      ------------ ------------
Net Asset Value,
End of Period....       $ 12.09      $ 15.25
                      ============ ============
Total Return (b).       (19.15%)      35.22%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY
DATA
Net Assets, End
of Period (000)..       $35,024      $26,205
Ratios of Gross
Expenses to
Average Net
Assets...........         2.38%        3.04%
Ratio of Net
Expenses to
Average Net
Assets...........         2.38%        3.04% *
Ratio of Net
Investment Loss
to Average Net
Assets...........        (0.50%)      (2.17%)*
Portfolio
Turnover Rate....        51.08%       14.63%
Average
Commission
Rate Paid (d)....

----
(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and capital gains at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total dividends and return. Total return for the period of less than one year is not annualized.
(c) Had the Adviser not agreed to assume a portion of expenses for Class A.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which a commission is charged.
 * Annualized.
 + Based on average shares outstanding.

                              EMERGING MARKETS GROWTH FUND
                          --------------------------------------
                            CLASS A      CLASS B      CLASS C
                          ------------ ------------ ------------
                           YEAR ENDED   YEAR ENDED   YEAR ENDED
                          DECEMBER 31, DECEMBER 31, DECEMBER 31,
FOR A SHARE OUTSTANDING       1997         1997         1997
THROUGHOUT THE PERIOD     ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....    $  9.52      $  9.52      $  9.52
                            -------      -------      -------
Income from Investment
 Operations:
 Net Investment Income..       0.16         0.15         0.13
 Net Losses on
  Investments (both
  realized and
  unrealized)...........      (1.31)       (1.28)       (1.28)
                            -------      -------      -------
Total from Investment
 Operations.............      (1.15)       (1.13)       (1.15)
                            -------      -------      -------
Less Distributions:
 From Net Investment
  Income................      (0.09)       (0.10)       (0.12)
 From realized gains....      (0.15)       (0.15)       (0.15)
 From Tax return of
  Capital...............      (0.00)       (0.00)       (0.00)
                            -------      -------      -------
Total Distributions.....      (0.24)       (0.25)       (0.27)
                            -------      -------      -------
Net Asset Value, End of
 Period.................    $  8.13      $  8.14      $  8.10
                            =======      =======      =======
Total Return (a)........    (12.22%)     (12.01%)     (12.22%)
--------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY
 DATA
Net Assets, End of
 Period (000)...........    $ 2,201      $   166      $   294
Ratio of Gross Expenses
 to Average Net Assets
 (b)....................      6.01%       16.47%       16.06%
Ratio of Net Expenses to
 Average Net Assets.....      0.00%        0.00%        0.00%
Ratio of Net Investment
 Income to Average Net
 Assets.................      1.94%        2.35%        2.66%
Portfolio Turnover Rate.       151%         151%         151%
Average Commission Rate
 Paid...................    $0.0014      $0.0014      $0.0014

--------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, the reinvestment of dividend distribution, and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return.
(b) If the expenses had not been assumed by the Adviser.

                                                                              GLOBAL BALANCED FUND
                      ------------------------------------------------------------------------------------------------------------
                                                   CLASS A                                                              CLASS B
                      -------------------------------------------------------------------- ---------------------------------------
                                                                            FOR THE PERIOD
                                                                             DECEMBER 20,
                                                                               1993(A)
FOR A SHARE            YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED         TO        YEAR ENDED   YEAR ENDED    YEAR ENDED
OUTSTANDING           DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31,   DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,
THROUGHOUT EACH           1997         1996          1995         1994           1993          1997         1996          1995
PERIOD                ------------ ------------  ------------ ------------  -------------- ------------ ------------  ------------
Net Asset Value,
Beginning
of Period........        $ 10.37     $ 10.31       $  9.07      $  9.53         $ 9.53       $  10.32     $ 10.28       $  9.02
                        --------     -------       -------      -------         ------       --------     -------       -------
Income from
Investment
Operations:
 Net Investment
 Income..........           0.10        0.12          0.07+        0.19 +          --            0.04        0.06          0.01
 Net Gains (Loss)
 on Securities
 (both realized
 and unrealized).           1.43        1.15          1.31        (0.56)           --            1.43        1.14          1.28
                        --------     -------       -------      -------         ------       --------     -------       -------
Total from
Investment
Operations.......           1.53        1.27          1.38        (0.37)           --            1.47        1.20          1.29
                        --------     -------       -------      -------         ------       --------     -------       -------
Less
Distributions:
 Dividends from
 Net Investment
 Income(e).......          (0.08)      (0.11)        (0.14)       (0.09)           --           (0.03)      (0.06)        (0.03)
 Distribution
 from Capital
 Gains...........          (1.43)      (1.10)          --           --             --           (1.45)      (1.10)          --
 Tax return of
 Capital.........          (0.01)                                                                 --
                        --------     -------       -------      -------         ------       --------     -------       -------
                           (1.52)      (1.21)        (0.14)       (0.09)           --           (1.48)      (1.16)        (0.03)
                        --------     -------       -------      -------         ------       --------     -------       -------
Net Asset Value,
End of Period....       $  10.38     $ 10.37       $ 10.31      $  9.07         $ 9.53       $  10.31     $ 10.32       $ 10.28
                        ========     =======       =======      =======         ======       ========     =======       =======
Total Return (b).         14.77%      12.28%        15.30%       (3.90%)            0%         14.26%      11.49%        14.54%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY
DATA
Net Assets, End
of Period (000)..       $ 24,630     $29,331       $30,632      $13,986         $  562       $  5,055     $ 4,932       $ 6,151
Ratio of Gross
Expenses to
Average Net
Assets...........          2.45%       2.54%         2.69%        2.59%          7.76%          2.51%       3.19%         3.20%
Ratio of Net
Expenses to
Average Net
Assets...........          2.00%       2.17%(c)      2.69%        1.06%(c)       0.25%*(c)      2.50%       2.71%(c)      3.20%
Ratio of Net
Investment Income
(Loss) to Average
Net Assets.......          0.85%       1.05%         0.68%        1.99%         (0.25%)*        0.36%       0.51%         0.14%
Portfolio
Turnover Rate....         78.07%     114.30%       196.69%      174.76%             0%         78.07%     114.30%       196.69%
Average
Commission Rate
Paid(d)..........       $ 0.0399     $0.0399                                                 $ 0.0399     $0.0399
                                    FOR THE PERIOD
                                     DECEMBER 20,
                                       1993(A)
FOR A SHARE            YEAR ENDED         TO
OUTSTANDING           DECEMBER 31,   DECEMBER 31,
THROUGHOUT EACH           1994           1993
PERIOD                ------------- ---------------
Net Asset Value,
Beginning
of Period........       $  9.53        $  9.53
                      ------------- ---------------
Income from
Investment
Operations:
 Net Investment
 Income..........          0.11 +          --
 Net Gains (Loss)
 on Securities
 (both realized
 and unrealized).         (0.57)           --
                      ------------- ---------------
Total from
Investment
Operations.......         (0.46)           --
                      ------------- ---------------
Less
Distributions:
 Dividends from
 Net Investment
 Income(e).......         (0.05)           --
 Distribution
 from Capital
 Gains...........           --             --
 Tax return of
 Capital.........
                      ------------- ---------------
                          (0.05)           --
                      ------------- ---------------
Net Asset Value,
End of Period....       $  9.02        $  9.53
                      ============= ===============
Total Return (b).        (4.84%)            0%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY
DATA
Net Assets, End
of Period (000)..       $ 5,628           $130
Ratio of Gross
Expenses to
Average Net
Assets...........         3.21%          8.51%
Ratio of Net
Expenses to
Average Net
Assets...........         1.88%(c)       1.00%*(c)
Ratio of Net
Investment Income
(Loss) to Average
Net Assets.......         1.14%         (1.00%)*
Portfolio
Turnover Rate....       174.76%             0%
Average
Commission Rate
Paid(d)..........

----
(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculations of total return. Total return for a period of less than one year is not annualized.
(c) After expenses reduced by a custodian fee, directed brokerage or advisory fee waiver arrangement.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which a commission is charged.
(e) Net of foreign taxes withheld (to be included in income and claimed as a tax credit on deduction by the shareholder for federal income tax purposes) of $0.01 for 1997.
 * Annualized.
+ Based on average shares outstanding.

                                                            GLOBAL HARD ASSETS FUND
                      ---------------------------------------------------------------------------------------------------------
                                    CLASS A                            CLASS B                        CLASS C
                      --------------------------------------- ------------------------- ---------------------------------------
                                                   FOR THE                   FOR THE                                 FOR THE
                                                    PERIOD                    PERIOD                                  PERIOD
                                                 NOVEMBER 2,      YEAR      APRIL 24,         YEAR ENDED           NOVEMBER 2,
FOR A SHARE           YEAR ENDED DECEMBER 31,     1994(A) TO     ENDED      1996(A) TO       DECEMBER 31,           1994(A) TO
OUTSTANDING           -------------------------  DECEMBER 31, DECEMBER 31, DECEMBER 31, -------------------------  DECEMBER 31,
THROUGHOUT EACH        1997     1996     1995        1994         1997         1996      1997     1996     1995        1994
PERIOD                -------  -------  -------  ------------ ------------ ------------ -------  -------  -------  ------------
Net Asset Value,
Beginning of
Period............    $ 14.42  $ 10.68  $  9.41     $ 9.53      $ 14.50      $ 12.55    $ 14.52  $ 10.76  $  9.41    $  9.53
                      -------  -------  -------     ------      -------      -------    -------  -------  -------    -------
Income from
Investment
Operations:
 Net Investment
 Income...........       0.05     0.15     0.32+     0.010+       (0.01)        0.11      (0.01)    0.11     0.34+      0.01+
 Net Gains (Loss)
 on Investments
 (both realized
 and unrealized)..       2.01     4.70     1.57     (0.115)        2.00         2.95       2.00     4.73     1.63      (0.12)
                      -------  -------  -------     ------      -------      -------    -------  -------  -------    -------
Total from
Investment
Operations........       2.06     4.85     1.89     (0.105)        1.99         3.06       1.99     4.84     1.97      (0.11)
                      -------  -------  -------     ------      -------      -------    -------  -------  -------    -------
Less
Distributions:
 Dividends from
 Net Investment
 Income...........      (0.02)   (0.14)   (0.62)    (0.015)         --         (0.14)       --     (0.11)   (0.62)     (0.01)
 Distributions
 from Capital
 Gains............      (0.96)   (0.95)     --         --         (0.89)       (0.95)     (0.87)   (0.95)     --         --
 Tax Return of
 Capital..........        --     (0.02)     --         --           --         (0.02)       --     (0.02)     --         --
                      -------  -------  -------     ------      -------      -------    -------  -------  -------    -------
                        (0.98)   (1.11)   (0.62)    (0.015)       (0.89)       (1.11)     (0.87)   (1.08)   (0.62)     (0.01)
                      -------  -------  -------     ------      -------      -------    -------  -------  -------    -------
Net Asset Value,
End of Period.....    $ 15.50  $ 14.42  $ 10.68     $ 9.41      $ 15.60      $ 14.50    $ 15.64  $ 14.52  $ 10.76    $  9.41
                      =======  =======  =======     ======      =======      =======    =======  =======  =======    =======
Total Return (b)..     14.29%   45.61%   20.09%     (1.10%)      13.72%       24.55%     13.71%   45.18%   20.94%     (1.20%)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY
DATA
Net Assets, End of
Period (000)......    $61,341  $27,226  $ 3,820     $1,419      $10,541      $ 1,806    $ 8,698  $ 1,935  $   181    $     8
Ratio of Gross
Expenses to
Average Net Assets
(c)...............      2.00%    2.63%    4.05%      3.40%        2.73%        3.27%      2.94%    6.02%   37.88%     39.49%
Ratio of Net
Expenses to
Average Net
Assets............      1.97%    0.72%       0%      0.15%*       2.50%        1.64%*     2.50%    1.31%       0%      0.56%*
Ratio of Net
Investment Income
to Average Net
Assets............      0.36%    1.45%    3.08%      0.84%*      (0.13%)       0.53%*    (0.15%)   0.84%    3.30%      0.53%*
Portfolio Turnover
Rate..............    118.10%  163.91%  179.33%         0%      118.10%      163.91%    118.10%  163.91%  179.33%         0%
Average Commission
Rate Paid (d).....    $0.0199  $0.0178                          $0.0199      $0.0178    $0.0199  $0.0178

----
(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.
(c) Had the Adviser not assumed expenses or had expenses not been reduced by custodian fee and directed brokerage arrangements.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which a commission is charged.
 * Annualized.
 + Based on average shares outstanding.

                                           GLOBAL REAL ESTATE FUND
                           ---------------------------------------------------------
                                CLASS A            CLASS B             CLASS C
                           ----------------- ------------------- -------------------
                            FOR THE PERIOD     FOR THE PERIOD      FOR THE PERIOD
                           JUNE 23, 1997+ TO OCTOBER 9, 1997+ TO OCTOBER 9, 1997+ TO
FOR A SHARE OUTSTANDING    DECEMBER 31, 1997  DECEMBER 31, 1997   DECEMBER 31, 1997
THROUGHOUT THE PERIOD      ----------------- ------------------- -------------------
Net Asset Value,
 Beginning of Period.....       $  9.52            $ 11.46             $ 11.46
                                -------            -------             -------
Income from Investment
 Operations:
 Net Investment Income...          0.16               0.04                0.06
 Net Gains on Investments
  (both realized
  and unrealized)........          1.60              (0.23)              (0.24)
                                -------            -------             -------
Total from Investment
 Operations..............          1.76              (0.19)              (0.18)
                                -------            -------             -------
Less Distributions:
 From Net Investment
  Income.................         (0.13)             (0.13)              (0.13)
 From realized gains.....         (0.44)             (0.44)              (0.44)
 From Tax return of
  Capital................         (0.07)             (0.07)              (0.07)
                                -------            -------             -------
Total Distributions......         (0.64)             (0.64)              (0.64)
                                -------            -------             -------
Net Asset Value, End of
 Period..................       $ 10.64            $ 10.63             $ 10.64
                                =======            =======             =======
Total Return (a).........        18.49%             (2.27%)             (2.18%)
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period
 (000)...................       $ 1,449            $   116             $   118
Ratio of Gross Expenses
 to Average Net Assets
 (b) (c).................        12.05%             27.20%              15.13%
Ratio of Net Expenses to
 Average Net Assets (c)..            0%                 0%                  0%
Ratio of Net Investment
 Income to Average
 Net Assets (c)..........         3.95%              6.70%               5.13%
Portfolio Turnover Rate..           82%                82%                 82%
Average Commission Rate
 Paid....................       $0.0265            $0.0265             $0.0265

--------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of distributions, and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.
(b) If the expenses had not been assumed by the Adviser.
(c) Annualized.
 + Commencement of operations.

                                                            GOLD/RESOURCES FUND
                          -------------------------------------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                          -------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING    1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
THROUGHOUT EACH YEAR      -------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net Asset Value,
 Beginning of Year......  $  5.72  $   5.58  $   5.35  $   6.34  $   3.56  $   3.73  $   3.90  $   5.33  $   4.49  $   5.72
                          -------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Income from Investment
 Operations:
 Net Investment Income
  (Loss)................    (0.04)    (0.06)    (0.03)    (0.02)   (0.014)    0.002     0.010     0.025     0.002      0.01
 Net Gains (Losses) on
  Securities (both
  realized and
  unrealized)...........    (2.21)     0.20      0.26     (0.97)    2.794    (0.170)   (0.169)   (1.430)    0.846     (1.23)
                          -------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from Investment
 Operations.............    (2.25)     0.14      0.23     (0.99)    2.780    (0.168)   (0.159)   (1.405)    0.848     (1.22)
                          -------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Less Distributions:
 Dividends from
  Net Investment
  Income (a)............      --        --        --        --        --     (0.002)   (0.011)   (0.025)   (0.008)    (0.01)
                          -------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net Asset Value,
 End of Year............  $  3.47  $   5.72  $   5.58  $   5.35  $   6.34  $   3.56  $   3.73  $   3.90  $   5.33  $   4.49
                          =======  ========  ========  ========  ========  ========  ========  ========  ========  ========
Total Return (b)........  (39.34%)    2.51%      4.3%    (15.6%)   78.09%    (4.50%)   (4.07%)  (26.36%)   18.90%   (21.30%)
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY
 DATA
Net Assets, End of Year
 (000)..................  $66.151  $132,298  $155,974  $186,091  $211,450  $114,257  $136,288  $175,171  $252,860  $228,558
Ratio of Expenses to
 Average Net Assets.....    1.87%     1.71%     1.81%     1.52%     1.39%     1.57%     1.62%     1.44%     1.48%     1.39%
Ratio of Net Income
 (Loss) to Average Net
 Assets.................   (0.57%)   (0.75%)   (0.44%)   (0.30%)   (0.29%)    0.07%     0.27%     0.57%     0.04%     0.23%
Portfolio Turnover Rate.   32.46%    12.95%     6.16%    13.75%     7.79%     0.93%     7.89%    12.12%     4.17%     1.59%
Average Commission Rate
 Paid (c)...............  $0.0185  $  .0186

-------
(a) Net of foreign taxes withheld (to be included in income and claimed as a tax credit or deduction by the shareholder for federal income tax purposes) of $.0060 for 1992, $.0080 for 1991, $.0083 for 1990, $.0070 for
    1989, $.0051 for 1988 and $.0237 for 1987.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of dividends at net asset value during the year and a redemption on the last day of the year. A sales charge is not reflected in the calculation of total return.
(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which a commission is charged.

                                                INTERNATIONAL INVESTORS GOLD FUND (CLASS A)**
                          --------------------------------------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                          --------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING     1997      1996      1995      1994      1993      1992      1991      1990     1989*     1988*
THROUGHOUT EACH YEAR      --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net Asset Value,
 Beginning of Period....  $  11.90  $  13.35  $  15.21  $  16.08     $7.81  $  11.29  $  11.32  $  16.38  $  11.30  $  15.29
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Income from Investment
 Operations:
 Net Investment Income..      0.09      0.05      0.08      0.19      0.14      0.17      0.16      0.26      0.32      0.34
 Net Gain/(Loss) on
  Securities (both
  realized and
  unrealized)...........     (4.36)    (1.29)    (1.44)    (0.36)     8.70     (3.44)     0.13     (4.67)     5.39     (3.69)
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from Investment
 Operations.............     (4.27)    (1.24)    (1.36)    (0.17)     8.84     (3.27)     0.29     (4.41)     5.71     (3.35)
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Less Distributions:
 Dividends from Net
  Investment Income (a).     (0.09)    (0.07)    (0.10)    (0.18)    (0.13)    (0.12)    (0.17)    (0.25)    (0.31)    (0.29)
 Distributions from
  Capital Gains.........     (0.00)    (0.14)    (0.38)    (0.52)    (0.44)    (0.09)    (0.15)    (0.40)    (0.32)    (0.35)
 Tax Return of Capital..     (0.00)      --      (0.02)      --        --        --        --        --        --        --
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total Distributions.....     (0.09)    (0.21)    (0.50)    (0.70)    (0.57)    (0.21)    (0.32)    (0.65)    (0.63)    (0.64)
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net Asset Value, End of
 Year...................  $   7.54  $  11.90  $  13.35  $  15.21  $  16.08  $   7.81  $  11.29  $  11.32  $  16.38  $  11.30
                          ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
Total Return (b)........   (36.00%)   (9.37%)   (8.93%)   (1.04%)  113.41%   (29.09%)    2.56%   (27.00%)   51.30%   (22.00%)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY
 DATA
Net Assets, End of
 Period (000)...........  $232,944  $409,331  $519,795  $634,808  $706,171  $360,177  $568,859  $611,401  $924,110  $712,078
Ratio of Gross Expenses
 to Average Net Assets..     1.52%     1.43%     1.42%     1.15%     1.12%     1.18%     1.17%     0.97%     0.88%     0.83%
Ratio of Net Expenses to
 Average Net Assets.....     1.47%     1.43%     1.42%     1.15%     1.12%     1.18%     1.17%     0.97%     0.88%     0.83%
Ratio of Net Income
 (Loss) to Average Net
 Assets.................     0.90%     0.36%     0.55%     1.23%     1.13%     1.72%     1.41%     1.83%     2.38%     2.67%
Portfolio Turnover Rate.    19.99%    12.45%     4.10%     7.08%     7.20%     2.30%     2.20%     2.10%     3.50%     5.30%
Average Commission Rate
 Paid (c)...............  $ 0.0145  $ 0.0197

-------
(a) Net of foreign taxes withheld (to be included in income and claimed as a tax credit or deduction by the shareholder for Federal income tax purposes) of $0 for 1997, $0.01 for 1996, $0.03 for 1995, $0.07 for 1994,
    $0.05 for 1993, $0.04 for 1992, $0.03 for 1991, $0.07 for 1990, $0.07 for
    1989 and $0.06 for 1988.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which a commission is charged.
* Certain per share amounts have been reclassified.
** International Investors became a series of the Trust on April 30, 1991 pursuant to the reorganization of International Investors Incorporated, a Delaware corporation, as a series of the Trust.

                       FINANCIAL HIGHLIGHTS--(CONCLUDED)

                                                     U.S. GOVERNMENT MONEY FUND
                          -----------------------------------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                          -----------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING    1997      1996     1995     1994     1993     1992     1991     1990     1989     1988
THROUGHOUT EACH YEAR      -------  --------  -------  -------  -------  -------  -------  -------  -------  -------
Net Asset Value,
 Beginning of Year......  $  1.00  $   1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                          -------  --------  -------  -------  -------  -------  -------  -------  -------  -------
Income From Investment
 Operations:
 Net Investment Income..   0.0377     .0385   0.0456   0.0311   0.0183   0.0220   0.0456   0.0685   0.0748   0.0594
Less Distributions:
 Dividends From Net
  Investment Income.....  (0.0377)   (.0385) (0.0456) (0.0311) (0.0183) (0.0220) (0.0456) (0.0685) (0.0748) (0.0594)
                          -------  --------  -------  -------  -------  -------  -------  -------  -------  -------
Net Asset Value, End of
 Year...................  $  1.00  $   1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                          =======  ========  =======  =======  =======  =======  =======  =======  =======  =======
Total Return............    3.77%     3.85%    4.56%    3.11%    1.83%    2.20%    4.56%    6.85%    7.48%    5.94%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY
 DATA
Net Assets, End of Year
 (000)..................  $76,650  $107,698  $70,130  $47,078  $31,109  $24,853  $35,287  $43,353  $47,620  $51,840
Ratio of Expenses to
 Average Net Assets (a).    1.28%     1.23%    1.25%    1.12%    1.24%    1.44%    1.30%    1.17%    1.26%    0.80%
Ratio of Net Income to
 Average Net Assets.....    3.91%     4.02%    4.45%    3.07%    1.83%    2.25%    4.61%    6.82%    7.47%    5.95%

--------
(a) Had the Adviser not waived management fees, the 1989 and 1988 expense ratios would have been 1.31% and 1.30%, respectively.

                                   THE TRUST

Each of the Funds is a series (fund) of the Trust, a business trust organized under the laws of the Commonwealth of Massachusetts on April 3, 1985. Class A shares are denoted with the suffix-A, Class B shares with the suffix-B and Class C shares with the suffix-C. The Funds are known as the "Van Eck Group of Funds."

Asia Dynasty Fund, Emerging Markets Growth Fund, Gold/Resources Fund, International Investors Gold Fund and U.S. Government Money Fund are classified as diversified funds under the Investment Company Act of 1940, as amended (the "Act"). Global Balanced Fund, Global Hard Assets Fund and Global Real Estate Fund are non-diversified Funds. (See "Description of the Trust.")

                      INVESTMENT OBJECTIVES AND POLICIES

A description of the investment objectives and policies of each Fund is set forth below. The investment objective of a Fund may not be changed without the affirmative vote of a majority of the outstanding securities of that Fund, as defined in the Act. As a result of the market risk inherent in any investment, there is no assurance that the Funds will achieve their objectives. In addition, global investing involves economic and political considerations, which may favorably or unfavorably affect a Fund's performance. For further information about a Fund's investment policies, see "Risk Factors" below and "Investment Objectives and Policies" in the Statement of Additional Information.

ASIA DYNASTY FUND

OBJECTIVE:

Asia Dynasty Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies of the Asian region.

POLICIES:

The Fund expects that substantially all of its assets will normally be invested in equity securities, warrants and equity options of "Asia Growth Companies." Asia Growth Companies consist of companies that (a) are located in or whose securities are principally traded in an "Asian Region" country, as defined below, (b)(i) have at least 50% of their assets in one or more countries located in the Asian Region or (ii) derive at least 50% of their gross sales revenues or profits from providing goods or services to, from or within one or more countries located in the Asian Region or (c) have manufacturing or other operations in China that are significant to such companies. These investments are typically listed on stock exchanges or traded in the over-the-counter markets in Asian Region countries, but may be traded on exchanges or in markets outside the Asian Region. Similarly, the principal offices of these companies may be located outside these countries.

The Fund will, under normal market conditions, invest at least 65% of its total assets in equity securities of companies located in, or expected to benefit from the growth of the economies of countries located in the Asian Region. Asian Region countries include Burma, Cambodia, Hong Kong, India, Indonesia, Korea, Laos, Malaysia, Pakistan, Peoples Republic of China ("China"), the Philippines, Singapore, Sri Lanka, Taiwan, Thailand and Vietnam. Currently, the Fund does not consider Australia, Japan and New Zealand to be part of the Asian Region. The countries constituting the Asian Region may be changed by the Board without shareholder approval. The Fund may commit 25% or more of its total assets to any one country in the Asian Region.

Equity securities, for purposes of the 65% policy, include common and preferred stocks; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign persons in such markets that restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks; and convertible debt instruments. Debt securities issued by Asia Growth Companies are typically unrated.

The Fund may invest up to 5% of its net assets in options on equity securities and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets. The Fund may buy and sell financial futures contracts and options on financial futures contracts. The Fund may purchase or sell puts and calls on foreign currencies and securities, and invest in "when issued" securities, "partly paid" securities (securities paid for over a period of time), and securities of foreign issuers. The Fund may lend its portfolio securities and borrow money for investment purposes (i.e., leverage its portfolio).

The Fund currently invests more than 25% of its total assets in Hong Kong, but has not identified any other country in which it currently intends to invest to this extent. China assumed sovereignty over Hong Kong in July 1997. The long-term effect of this development on Hong Kong markets and business performance may be significant. China governmental actions can also have a significant effect on the economic conditions in the rest of the Asian Region, all of which could adversely affect the value and liquidity of the Fund's investments.

The Chinese, Hong Kong and Taiwanese stock markets continue to experience growth and change, which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. In particular, the securities industry in China and laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China and certain of the other Asian Region countries do not have many securities laws of nationwide applicability. As changes to the Chinese legal system develop, foreign investors, including the Fund, may be adversely affected. The uncertainties faced by foreign investors in China are exacerbated by the fact that many laws, regulations and decrees of China are not publicly available, but merely circulated internally. Similar risks exist in other Asian Region countries.

EMERGING MARKETS GROWTH FUND

OBJECTIVE:

Emerging Markets Growth Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

POLICIES:

In pursuit of its investment objective, the Fund emphasizes countries that, compared to the world's major economies, exhibit relatively low gross national product per capita as well as the potential for rapid economic growth. Specifically, an "emerging market" or "Emerging Country" is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Emerging Countries can be found in regions such as Asia, Latin America, Eastern Europe and Africa. The countries that will not be considered Emerging Countries include the United States, Australia, Canada, Japan, New Zealand and most countries located in Western Europe. It is expected that the Fund will normally invest in at least three different countries. While many emerging markets are experiencing rapid growth by U.S. standards, such markets are still developing and considerably less liquid. Investors can expect there will be periods of volatility and reduced liquidity in these markets. The Fund involves above-average risk, and as such, is designed as a long-term investment. There can be no assurance that the Fund will achieve its investment objective. See "Risk Factors--Foreign Securities" and "Risk Factors--Emerging Markets Securities" below.

Under normal conditions, at least 65% of the Fund's total assets will be invested in Emerging Countries and emerging market equity securities. The Fund considers emerging market securities to include securities that (i) principally trade in the capital markets of an emerging market country; (ii) are of companies that derive at least 50% of total revenues from either goods produced or services performed in emerging market countries or from sales made in Emerging Countries, regardless of where the securities of such companies are principally traded; (iii) are of companies organized under the laws of, and with a principal office in, an Emerging Country; (iv) are of investment companies (such as country funds) that principally invest in emerging market securities; and (v) are American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) with respect to the securities of such companies.

Equity securities in which the Fund may invest include common stocks; preferred stocks (either convertible or non-convertible); rights; warrants; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; convertible debt instruments; and special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country. These securities may be listed on securities exchanges or traded over-the-counter. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

The Fund emphasizes equity securities, but may also invest in other types of instruments, including debt securities of any quality (other than commercial paper as described herein). The Fund will not invest more than 25% of its assets in debt securities rated below BBB by S&P or Baa by Moody's. Debt securities may include fixed or floating rate bonds, notes, debentures, commercial paper, loans, convertible securities and other debt securities issued or guaranteed by governmental, banking and private entities. See "Risk Factors--Debt Securities" and "Risk Factors--Low Rated or Unrated Debt Securities".

The Fund may, as described below in "Risk Factors," invest in derivatives. Derivatives in which the Fund may invest include futures contracts, forward contracts, options, swaps, structured notes and other similar securities as may become available in the market. These instruments offer certain opportunities and additional risks that are described below.

The Fund may invest indirectly in emerging markets by investing in other investment companies due to restrictions on direct investment by foreign entities in certain emerging market countries. Such investments may involve the payment of premiums above the net asset value of the companies' portfolio securities; are subject to limitations under the Act and the Internal Revenue Code; are constrained by market availability; and would have the Fund bearing its ratable share of that investment company's expenses, including its advisory and administration fees. The Fund's investment adviser has agreed to waive its management fee with respect to the portion of the Fund's assets invested in shares of other open-end investment companies. The Fund would continue to pay its own management fees and other expenses with respect to any investments in shares of closed-end investment companies.

The Fund may, for temporary defensive purposes, invest more than 35% of its total assets in securities which are not emerging market securities, such as high grade, liquid debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency. These money market instruments include, but are not limited to, negotiable or short-term deposits with domestic or foreign banks with total surplus and undivided profits of at least $50 million; high quality commercial paper; and repurchase agreements maturing within seven days with domestic or foreign dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Trustees of the Trust. The commercial paper in which the Fund may invest will, at the time of purchase, be rated P-1 or better by Moody's; A-1 or better by S&P; Fitch-1 by Fitch; Duff-1 by D&P or if unrated, will be of comparable high quality as determined by the Fund's investment adviser.

GLOBAL BALANCED FUND

OBJECTIVE:

Global Balanced Fund seeks long-term capital appreciation together with current income.

POLICIES:

The Fund intends to achieve its investment objective by investing its assets in the United States and other countries throughout the world, and by allocating its assets among equity securities, fixed-income securities and short-term instruments.

The Adviser believes that allocation of assets into many countries and across asset classes can, over the long-term, provide higher returns than portfolios invested solely in bonds with lower risk or volatility or than portfolios invested entirely in stocks. Thus, the "risk-adjusted return" of a diversified portfolio has the potential to be more attractive than some other, more concentrated portfolios. In addition, the balanced approach reduces the risk where events in any one country may adversely affect the entire portfolio. Investors should note, however, that a balanced portfolio will generally be more volatile than a portfolio consisting solely of bonds and may provide lower returns than a portfolio consisting solely of stocks. Investors should also be aware that although the Fund diversifies across more investment types than most mutual funds, no one mutual fund can provide a complete investment program for all investors. There can be no assurance that allocation of assets both globally and across asset classes will reduce these risks or that the Fund will achieve its investment objective.

FII serves as sub-investment adviser to the Fund. FII is a wholly-owned subsidiary of Fiduciary Investment Corporation, which, in turn, is a wholly-owned subsidiary of Fiduciary Trust Company International. Fiduciary Trust Company International has more than 30 years of experience in managing funds that invest in international markets. The Adviser believes FII has unique knowledge and experience in global investing.

The Fund seeks investment opportunities in the world's major stock, bond and money markets. Under normal conditions, the Fund will invest its assets in at least three countries including the United States. There is no limitation or restriction on the amount of assets to be invested in any one asset class or country. However, the Fund will not invest more than 10% of its assets in the securities of developing countries with emerging economies or securities markets. In addition, at least 25% of the Fund's total assets will always be invested in fixed-income senior securities and at least 25% of the Fund's total assets will always be invested in equities.

Over the long-term, the Fund will attempt to invest a minimum of 25% of its assets in the United States, with the balance outside the United States, and the Fund will attempt to maintain an asset allocation of 60% in equity securities and 40% in fixed-income securities and short-term instruments.

The average maturity of the debt securities in the Fund's portfolio will be based on the judgment of FII as to future interest rate changes. The assets of the Fund invested in fixed income securities will consist of securities which are believed by FII to be high grade, that is, rated A or better by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's), Fitch-1 by Fitch or Duff-1 by Duff & Phelps ("D&P") or if unrated, to be of comparable high quality in the judgment of FII, subject to the supervision of the Board of Trustees and the Adviser. The assets of the Fund invested in short-term instruments will consist primarily of securities rated in the highest category (for example, commercial paper rated "Prime-1" or "A-1" by Moody's and S&P, respectively) or if unrated, in instruments that are determined to be of comparable quality or are insured by foreign or U.S. governments, their agencies or instrumentalities as to payment of principal and interest.

The Fund may invest up to 5% of its net assets in options on equity securities and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets. The Fund may buy and sell financial futures contracts and options on financial futures contracts. The Fund may purchase or sell puts and calls on foreign currencies and securities, and invest in "when-issued" securities, "partly paid" securities (securities paid for over a period of time), and securities of foreign issuers. The Fund may lend its portfolio securities and borrow money for investment purposes (i.e., leverage its portfolio). The Fund may invest in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities.

During periods of adverse or unusual economic and/or market conditions, the Fund may, for temporary defensive purposes, make substantial investments in obligations of the U.S. Government, debt obligations of one or more foreign governments, certificates of deposit, bankers' acceptances, high grade commercial paper and repurchase agreements. For temporary defensive purposes, the Fund can have all of its assets invested in any one country or currency.

GLOBAL HARD ASSETS FUND

OBJECTIVE:

Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in "Hard Asset Securities." Income is a secondary consideration.

POLICIES:

Hard Asset Securities include equity securities of "Hard Asset Companies" and securities, including structured notes, whose value is linked to the price of a Hard Asset commodity or a commodity index. "Hard Asset Companies" includes companies that are directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) engaged to a significant extent in the exploration, development, production or distribution of one or more of the following (together "Hard Assets"): (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons, (iv) forest products, (v) real estate and (vi) other basic non-agricultural commodities. The Adviser considers that a company is engaged to a "significant extent" in these activities if it derives at least 50% of its gross sales revenues or profits from them.

Under normal market conditions, the Fund will invest at least 65% of its total assets in "Hard Asset Securities" and the Fund will invest at least 5% of its assets in each of the first five sectors listed above. The Fund has a fundamental policy of concentrating in such industries and may invest up to 50% of its assets in any one of the above sectors. Therefore, it may be subject to greater risks and market fluctuations than other investment companies with more diversified portfolios. Some of these risks include: volatility of energy and basic materials prices; possible instability of the supply of various Hard Assets; the risks generally associated with extraction of natural resources; actions and changes in government which could affect the production and marketing of Hard Assets; and greater price fluctuations that may be experienced by Hard Asset Securities than the underlying Hard Asset.

The Adviser believes Hard Asset Securities offer an opportunity to achieve long-term capital appreciation and to protect wealth against eroding monetary values during periods of cyclical economic expansions. Since the market action of Hard Asset Securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Hard Asset Securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including Hard Asset Securities. An investment in the Fund's shares should be considered part of an overall investment program rather than a complete investment program.

The Fund seeks investment opportunities worldwide. Under normal conditions, the Fund will invest its assets in at least three countries including the United States. There is no limitation or restriction on the amount of assets to be invested in any one country, developed or underdeveloped. Global investing involves economic and political considerations not typically applicable to the U.S. markets.

The Fund may invest in common stocks; preferred stocks (either convertible or non-convertible); rights; warrants; direct equity interests in trusts, partnerships, joint ventures and other incorporated entities or enterprises; and special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. The Fund may invest up to 10% of its net assets, taken at market value at the time of investment, in precious metals, whether in bullion or coins.

The Fund may invest in derivatives, including futures contracts, forward contracts, options, swaps and indexed securities, such as structured notes, and other similar securities as may become available in the market. The Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. In addition, the Fund may invest in futures and forward contracts and options on precious metals and other Hard Assets. The Fund may buy and sell financial futures contracts and options in financial futures contracts. The Fund may purchase or sell puts and calls on foreign currencies and securities. Only securities linked to one or more non-agricultural commodities or commodity indices will be considered a Hard Asset Security.

The Fund may invest up to 5% of its net assets in premiums for options on equity securities and equity indexes and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets. Warrants received as dividends on securities held by the Fund and warrants acquired in units or attached to securities are not included in this restriction. The Fund may invest in "when-issued" securities, "partly paid" securities (securities paid for over a period of time) and securities of foreign issuers; and may lend its portfolio securities and borrow money for investment purposes. The Fund will not invest more than 25% of its assets in debt securities rated below BBB by S&P or Baa by Moody's.

Although the Fund will not invest in real estate directly, it may invest up to 50% of its assets in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. REITs are pooled investment vehicles whose assets generally consist primarily of interest in real estate or real estate loans. REIT's and other real estate investments of the Fund are subject to certain risks. See "Risk Factors--Real Estate Securities."

The Fund may invest up to 10% of its assets in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. Asset-backed securities backed by Hard Assets and whose value is expected to be linked to underlying Hard Assets are excluded from the 10% limitation.

The Fund may invest up to 35% of its total assets in debt securities whose value is not linked to the value of a Hard Asset or a Hard Asset Company and in other securities of companies which are not Hard Asset Companies. Non-Hard Asset debt securities include high grade, liquid debt securities of foreign companies, foreign governments and the U.S. Government and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency. High grade debt securities are those that are rated A or better by S&P or Moody's, Fitch-1 by Fitch or Duff-1 by D&P or if unrated, of comparable quality in the judgment of the Adviser, subject to the supervision of the Board of Trustees. The assets of the Fund invested in short-term instruments will consist primarily of securities rated in the highest category (for example, commercial paper rated "Prime-1" or "A-1" by Moody's and S&P, respectively) or if unrated, in instruments that are determined to be of comparable quality in the judgment of the Adviser, subject to the supervision of the Board of Trustees, or are insured by foreign or U.S. governments, their agencies or instrumentalities as to payment of principal and interest.

The Fund may, for temporary defensive purposes, make substantial investments in obligations of the U.S. Government, debt obligations of one or more foreign governments, certificates of deposit, bankers' acceptances, high grade commercial paper and repurchase agreements.

GLOBAL REAL ESTATE FUND

OBJECTIVE:

Global Real Estate Fund seeks to maximize total return, through both income and capital appreciation, by investing primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.

POLICIES:

The Fund will, under normal conditions, invest at least 65% (and at times, nearly all) of its total assets in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets ("Real Estate Companies"). Equity securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, preferred shares and real estate investment trusts ("REITs"). American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), equity swaps, indexed securities and similar instruments whose values are tied to one or more equity securities are considered to be equity securities. These securities may be listed on securities exchanges or traded over-the-counter. A Real Estate Company is one that has at least 50% of its assets in, or derives at least 50% of its revenues or net profits from, the ownership, construction, financing, management or sale of residential, commercial, industrial or hospitality real estate. Real Estate Companies may include, among others: equity REITs; mortgage REITs; hybrid REITs; hotel companies; real estate brokers or developers; and companies which own significant real estate assets.

A REIT's assets generally consist primarily of interest in real estate and real estate loans. REITs are often classified as equity, mortgage or hybrids. An equity REIT owns interests in property and realizes income from rents and gain or loss from the sale of real estate interests. A mortgage REIT invests in real estate mortgage loans and realizes income from interest payments on the loans. A hybrid REIT invests in both equity and debt. An equity REIT may be an operating or financing company. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property.

The Fund pursues a flexible strategy of investing in a diversified portfolio of securities of companies throughout the world including the United States. The percentage of the Fund's assets invested in particular geographic regions will shift from time to time in accordance with the judgment of the Adviser. The Fund will normally invest in at least three countries including the United States. The Fund will give particular consideration to investments in the United States, Canada, Western Europe, Japan, Australia, Hong Kong and Singapore. The Fund may also invest in other non-U.S. markets, including emerging markets in Asia, Latin America and Eastern Europe.

The Fund may invest up to 35% of its assets in debt securities of Real Estate Companies and in equity and debt securities of non-Real Estate Companies, which may include issuers whose products and services are related to the real estate industry or which own real estate assets.

To attempt to protect against uncertainties in the markets or in anticipation of the need for cash to meet redemption requests or settlement of portfolio transactions, the Fund may, for temporary defensive purposes, invest in short-term debt securities and money market instruments in excess of 35% of its total assets. There is no limit on the amount of foreign currencies or short-term instruments denominated in a foreign currency the Fund may hold.

The Fund may invest more than 25% of its total assets in any one sector of the real estate industry or any real estate related industry. Because the Fund concentrates investments in a single industry, an investment in the Fund can be expected to be more volatile than an investment in funds that invest in many industries. Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning and other laws, casualty or condemnation losses, variations or limitations in rental income, changes in neighborhood values, the appeal of properties to tenants, governmental actions, the ability of borrowers and tenants to make loan payments and rents, and increase in interest rates. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. They are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and failing to maintain exemption from the Act.

The Fund currently intends to limit its investments in debt securities rated lower than Baa by Moody's to 25% of its total assets. Purchase of a debt security is consistent with the Fund's debt quality policy if it is rated at or above the stated level by Moody's or rated in the equivalent categories by S&P, or other rating agency or is unrated but judged to be of equivalent rating quality by the Adviser. Up to 10% of total assets may be invested in unrated debt securities of issuers secured by real estate assets where the Adviser believes that the securities are trading at a discount and the underlying collateral will ensure repayment of principal. In such situations, it is conceivable that the Fund could, in the event of default, end up holding the underlying real estate directly. See "Risk Factors--Debt Securities" and "Risk Factors--Low Rated or Unrated Debt Securities."

The Fund may, as described below in "Risk Factors," invest in derivatives. Derivatives in which the Fund may invest include futures contracts, forward contracts, options, swaps, indexed securities, currency exchange contracts and other similar securities as may become available in the market. The Fund may also invest up to 10% of its total assets in direct investments. For more information, see "Risk Factors--Direct Investments."

GOLD/RESOURCES FUND

OBJECTIVE:

Gold/Resources Fund seeks long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, oil, natural gas and coal, and by investing in gold bullion and coins. The Fund may also invest in equity and debt securities of companies which themselves invest in companies engaged in these activities. Although current income may be realized, it is not an investment objective. It is anticipated that the Fund will realize only a nominal amount of current income.

POLICIES:

Normally, the Fund will have at least 65% of its total assets invested in some combination of securities of companies engaged in gold mining and natural resources activities. The five largest gold producing countries are South Africa, the United States, Australia, CIS (the former U.S.S.R.) and Canada. During normal market conditions, the Fund expects to invest at least 25% of its assets in securities of companies in Canada and the United States which are engaged in gold mining. The Fund has no restrictions on the amount of its assets that may be invested in securities of foreign issuers. The Fund will not invest in securities of South African issuers. This is a fundamental policy of the Fund which may be changed only with shareholder approval.

The Adviser believes that securities of precious metals and certain natural resources companies offer an opportunity to protect wealth against eroding monetary values during periods of accelerating inflation. Since the market action of gold mining shares may move against or independently of the market trend of industrial shares, the addition of such shares to an overall portfolio may increase the portfolio's return and reduce overall fluctuations in value. There can be no assurance that the Fund will achieve its investment objective or that an increased rate of return or a reduction in value fluctuation will be realized. Thus, an investment in the Fund's shares should be considered part of an overall investment program rather than a complete investment program.

Since the Fund may invest substantially all of its assets in securities of companies engaged in gold mining and natural resources activities, the Fund may be subject to greater risks and market fluctuations than other investment companies with more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources securities may be cyclical in nature.

The Fund has reserved the right to invest up to 10% of its net assets, taken at market value at the time of investment, in gold bullion and coins.

The Fund may invest up to 5% of assets at the time of purchase in warrants. Of this 5%, not more than 2% may be invested in warrants that are not listed on the New York Stock Exchange or American Stock Exchange. The Fund may invest up to 5% of assets at the time of purchase in preferred stocks and preferred stocks which may be convertible into common stock. The Fund may buy and sell financial futures contracts and options on financial futures contracts and may write, purchase or sell puts and calls on foreign currencies and securities, invest in "when issued" securities, "partly paid" securities (securities paid for over a period of time), and securities of foreign issuers; and may buy and sell commodity futures contracts on precious metals and on precious metals indices and may write, purchase or sell covered put and call options thereon.

The Fund may invest up to 35% of the value of its total assets in: (a) common stock of companies not in the gold mining/natural resources areas; (b) high grade corporate debt securities; and (c) obligations issued or guaranteed by U.S. or foreign governments and repurchase agreements.

During periods of less favorable economic or market conditions, the Fund may make substantial investments for temporary defensive purposes in obligations of the U.S. Government, certificates of deposit, bankers' acceptances, high grade commercial paper and repurchase agreements.

INTERNATIONAL INVESTORS GOLD FUND

OBJECTIVE:

International Investors Gold Fund seeks primarily long-term capital appreciation by investing in common stocks of gold mining companies, while retaining freedom to take current income into consideration in selecting investments.

POLICIES:

Under normal circumstances, the Fund will have at least 65% of its total assets invested in the gold mining industry. The Fund will concentrate at least 25% of its assets invested in common stocks of gold mining companies. The Fund only concentrates its investments in the gold mining industry. However, the Fund may invest up to 100% of its assets or, for temporary defensive purposes, less than 25% of its assets in that industry. The five largest gold producing countries are South Africa, the United States, Australia, CIS (former U.S.S.R.) and Canada. Although investing in securities of issuers engaged in the mining of gold and in foreign issuers may involve special considerations and additional investment risks, management believes that selective investment in such securities may offer a greater return than shares of domestic industrial issuers. The Fund may invest in South African issuers. Political and social conditions in and affecting South Africa could have an adverse effect on investments in South Africa, including the Fund's investments and, under certain conditions, on the liquidity of the Fund's portfolio and its ability to meet shareholder redemption requests.

The Fund believes securities of gold mining companies offer an opportunity to achieve long-term capital appreciation and to protect wealth against eroding monetary values. The Fund also believes that the accelerating growth of monetary reserves and credit in major industrial markets may have favorable effects on gold and gold mining share prices. Since the market action of gold mining shares has tended to move against or independently of the market trend of industrial shares, the addition of such shares to an overall portfolio may increase the portfolio's return and reduce overall fluctuations in value. There can be no assurance that the Fund will achieve its objectives or that an increased rate of return or a reduction in value fluctuation will be realized. Thus, an investment in the Fund's shares should be considered part of an overall investment program rather than a complete investment program.

Since the Fund may invest substantially all of its assets in securities of companies engaged in gold mining and natural resources activities, the Fund may be subject to greater risks and market fluctuations than other investment companies with more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources securities may be cyclical in nature.

It is the Fund's policy to invest primarily in securities of companies, wherever organized, whose properties, products or services are international in scope or substantially in countries outside the United States, in securities of foreign governments, and in United States Treasury securities. Under normal conditions, the Fund's policy is to select investments so that over 50% of the value of its assets will be securities of foreign companies. However, under unusual conditions, it may temporarily place a substantial portion (no more than 75%) of its investments in debt or equity securities issued by foreign companies, debt obligations of one or more foreign governments and/or United States Treasury securities. Debt securities invested in by the Fund will consist primarily of securities which are believed by the Adviser to be high grade, that is, rated A or better by S&P or Moody's or, if unrated, of comparable quality in the judgment of the Adviser. The Fund may also enter into repurchase agreements with domestic broker-dealers, banks and financial institutions in amounts up to an aggregate of 10% of the value of the Fund's assets. However, the Fund has not in the past year invested, nor does it currently intend to invest, more than 5% of its assets in repurchase agreements at any one time.

The Fund may invest up to 12 1/2% of its total assets in gold and silver coins which are legal tender in the country of issue. The sole source of return to the Fund from coins and bullion would be from gains or losses realized on their sale. The Fund incurs custody costs in storing gold bullion and coins.

These policies are fundamental policies which may be changed only by the affirmative vote of a majority of the outstanding voting securities, as defined in the Act.

The Fund may, for hedging purposes, invest up to 5% of its total assets, taken at market value at the time of investment, in put and call options on domestic and foreign securities and foreign currencies. This policy, adopted by the Board of Trustees, may be changed without shareholder approval. The Fund may purchase call options for the purpose of acquiring the underlying securities for its portfolio. The Fund may purchase put options as a defensive technique in order to protect against an anticipated decline in the value of securities held by the Fund. The Fund may also invest in options on foreign currencies which are either listed on a domestic securities exchange or traded on a recognized foreign exchange. In addition, the Fund may purchase over-the-counter foreign currency options from dealers or banks approved by the Trust's Board of Trustees to hedge securities for which neither domestic nor foreign exchange-traded options exist.

The Fund, under normal circumstances, will maintain investments in issuers located in at least three countries other than the United States.

U.S. GOVERNMENT MONEY FUND

OBJECTIVES:

U.S. Government Money Fund seeks safety of principal, daily liquidity and current income by investing in U.S. Treasury bills, notes, bonds and other obligations guaranteed by the "full faith and credit" of the U.S. Government.

POLICIES:

Securities guaranteed by the U.S. Government include such obligations as securities issued by the General Services Administration and the Small Business Administration. The Fund may from time to time invest, without limitation, in repurchase agreements collateralized by such securities. As a matter of fundamental policy, at least 80% of the Fund's total assets will at all times be maintained in U.S. Government securities and repurchase agreements collateralized by such securities.

The Fund follows an operating policy in order to maintain, pursuant to a rule adopted by the Securities and Exchange Commission ("SEC"), a constant net asset value of $1.00 per share, although there is no assurance it can do so on a continuing basis. Although the Fund's fundamental policy allows it to invest, with respect to 25% of its assets, more than 5% in any one issuer (other than U.S. Government securities), it may do so only if the SEC rule is amended in the future. All securities in which the Fund invests have remaining maturities of 397 days or less at the date of purchase and have been determined to be of high quality, with minimal credit risk, by the Adviser acting under the supervision of the Board of Trustees of the Trust. The Fund also maintains an average-weighted portfolio maturity of 90 days or less.

                                 RISK FACTORS

Assets of the Funds are subject to market fluctuations and risks inherent in all securities. In addition, assets of the Funds may be subject to other special considerations, such as those listed below. See also "Risk Factors" in the Statement Additional Information.

ASSET-BACKED SECURITIES

Emerging Markets Growth Fund, Global Balanced Fund, Global Hard Assets Fund and Global Real Estate Fund may invest in asset-backed securities. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

BORROWING

Asia Dynasty Fund, Emerging Markets Growth Fund, Global Balanced Fund and Global Hard Assets Fund and Global Real Estate Fund may borrow up to 30% of their net assets to increase their holdings of portfolio securities. Gold/Resources Fund may borrow up to 10% of the value of its total assets (valued at cost) for temporary or emergency purposes. International Investors Gold Fund may borrow up to 10% of the value of its total assets (valued at cost) temporarily for emergency purposes. Under the Act, each Fund is required to maintain continuous asset coverage of 300% with respect to these borrowings and to sell (within three days) sufficient portfolio holdings to restore this asset coverage if it should decline to less than 300% even if the sale would be disadvantageous from an investment standpoint. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value, and money borrowed will be subject to interest and other costs which may or may not exceed the investment return received from the securities purchased with borrowed funds. It is anticipated that any borrowings would be pursuant to a negotiated loan agreement with a commercial bank or other institutional lender.

COLLATERALIZED MORTGAGE OBLIGATIONS

Asia Dynasty Fund, Emerging Markets Growth Fund, Global Balanced Fund, Global Hard Assets Fund and Global Real Estate Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are fixed-income securities which are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers. In effect, CMOs "pass through" the monthly payments made by individual borrowers on their mortgage loans. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees. The Funds may buy CMOs without insurance or guarantees if, in the opinion of the Adviser, the pooler is creditworthy or if rated A or better by S&P or Moody's. S&P and Moody's assign the same rating classifications to CMOs as they do to bonds. In the event that any CMOs are determined to be investment companies, the Funds will be subject to certain limitations under the Act.

COMMERCIAL PAPER

Emerging Markets Growth Fund, Global Balanced Fund and Global Hard Assets Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. Each Fund will purchase indexed commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. Each Fund will purchase indexed commercial paper for hedging purposes only, not for speculation. The Funds will establish a segregated account with respect to their investments in this type of commercial paper and will maintain in the account cash not available for investment or U.S. Government securities or other liquid high quality securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type. See "Risk Factors--Commercial Paper" in the Statement of Additional Information.

DEBT SECURITIES

The market value of debt securities generally varies in response to changes in interest rates, the financial condition of each issuer and the value of a Hard Asset if linked to the value of a Hard Asset. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. A description of debt securities ratings is contained in the Appendix to the Statement of Additional Information. High grade means a rating of A or better by Moody's or S&P's, or of comparable quality in the judgment of the Adviser (or Sub-Adviser) if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser (or Sub-Adviser).

When Issued Securities. New issues of certain debt securities are often offered on a when-issued basis, that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Funds do not accrue any income on these securities prior to delivery. The Funds will maintain in a segregated account with their custodian an amount of cash or high quality securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities.

DERIVATIVES

To protect against anticipated declines in the value of the Funds' investment holdings, the Funds (except U.S. Government Money Fund) may use options, forward and futures contracts, swaps (Asia Dynasty Fund, Emerging Markets Growth Fund, Global Balanced Fund, Global Hard Assets Fund and Global Real Estate Fund) and structured notes (Global Hard Assets Fund and Global Real Estate Fund), and similar investments (commonly referred to as derivatives) as a defensive technique to protect the value of an asset the Funds' investment adviser (or Sub-Adviser) deems it desirable to hold for tax or other considerations or for investment reasons. If the anticipated decline in the value of the asset occurs, it would be offset, in whole or part, by a gain on the futures contract, put option or swap. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold.

The Funds may also use futures contracts and options, forward contracts and swaps as part of various investment techniques and strategies, such as creating non-speculative "synthetic" positions (covered by segregation of liquid assets) or implementing "cross-hedging" strategies. A "synthetic position" is the duplication of a cash market transaction when deemed advantageous by the Funds' adviser (or Sub-Adviser) for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of a security or other asset for cash. "Cross-hedging" involves the use of one currency to hedge against the decline in the value of another currency. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, a Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or may incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

When the Funds intend to acquire securities (or gold bullion or coins as the case may be) for their portfolios, they may use call options or futures contracts as a means of fixing the price of the security (or gold) they intend to purchase at the exercise price (in the case of an option) or contract price (in the case of a futures contract). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Funds in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Funds hold a call option rather than the underlying security itself, the Funds are partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Funds would experience a loss as if they had owned the underlying security.

Currency Swaps

Asia Dynasty Fund, Emerging Markets Growth Fund, Global Balanced Fund, Global Hard Assets Fund and Global Real Estate Fund may enter into currency swaps for hedging purposes. Currency swaps involve the exchange of rights to make or receive payments of the entire principal value in specified currencies. Since currency swaps are individually negotiated, a Fund may expect to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. Global Hard Assets may also enter into other asset swaps. Asset swaps are similar to swaps in that the performance of one Hard Asset (e.g., gold) may be "swapped" for another (e.g., energy).

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the Funds' investment adviser (or Sub-Adviser) is incorrect in its forecasts of market values and currency exchange rates and/or Hard Assets values, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. Swaps are generally considered illiquid and will be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

Foreign Currency and Foreign Currency Transactions

Changes in currency exchange rates may affect the Funds' net asset value and performance. There can be no assurance that the Funds' investment adviser (or Sub-Adviser) will be able to anticipate currency fluctuations in exchange rates accurately. The Funds may invest in a variety of derivatives and enter into hedging transactions to attempt to moderate the effect of currency fluctuations. The Funds may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell, foreign currencies. This may reduce a Fund's losses on a security when a foreign currency's value changes. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the other currency. Last, when the Funds use options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security's underlying currency, but the purchase of such security is subsequently deemed undesirable, the Fund may incur a gain or loss on the option or futures contract.

The Funds will enter into forward contracts to duplicate a cash market transaction. The Funds will not purchase or sell foreign currency as an investment, except that Asia Dynasty Fund, Emerging Markets Growth Fund, Global Balanced Fund, Global Hard Assets Fund and Global Real Estate Fund may enter into currency swaps. See also "Foreign Currency Transactions" and "Futures and Options Transactions" in the Statement of Additional Information.

In those situations where foreign currency options or futures contracts, or options on futures contracts may not be readily purchased (or where they may be deemed illiquid) in the primary currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option, or futures contract or forward contract on a secondary currency. The secondary currency will be selected based upon the investment adviser's (or Sub-Adviser's) belief that there exists a significant correlation between the exchange rate movements of the two currencies. However, there can be no assurances that the exchange rate or the primary and secondary currencies will move as anticipated or that the relationship between the hedged security and the hedging instrument will continue. If they do not move as anticipated or the relationship does not continue, a loss may result to the Funds on their investments in the hedging positions.

Futures Contracts

The Funds may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Funds may engage in these transactions for hedging purposes and (except for Gold/Resources Fund) for other purposes. Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.

A Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and premiums on options on futures contracts, except that margin deposits for futures positions entered into for bona fide hedging purposes, as that term is defined in the Commodity Exchange Act, are excluded from the 5% limitation. As the value of the underlying asset fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, cash or high quality securities equal in value to the current value of the underlying securities less the margin requirement will be segregated, as may be required, with the Fund's custodian to ensure that the Fund's position is unleveraged. This segregated account will be marked-to-market daily to reflect changes in the value of the underlying futures contract.

Global Hard Assets Fund may invest in commodity futures contracts and in options on commodity futures contracts, which involves numerous risks such as leverage, high volatility illiquidity, governmental intervention designed to influence commodity prices and the possibility of delivery of the underlying commodities. If the Fund were required to take delivery of a commodity, it would be deemed illiquid and the Fund would bear the cost of storage and might incur substantial costs in its disposition. The Fund will not use commodity futures contracts for leveraging purposes in excess of applicable limitations. Certain exchanges do not permit trading in particular commodities at prices in excess of daily price fluctuation limits set by the exchange, and thus Global Hard Assets Fund could be prevented from liquidating its positions and thus be subjected to losses. Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities. See "Risk Factors--Foreign Securities" below and "Futures and Options Transactions" in the Statement of Additional Information.

Indexed Securities and Structured Notes

Global Hard Assets Fund and Global Real Estate Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupons and/or principal redemption are linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. Only securities linked to one or more non-agricultural commodities or commodity indices will be considered a Hard Asset Security.

Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to here collectively as structured notes). When a Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The Funds will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board of Trustees and notes determined to be illiquid will be aggregated with other illiquid securities and subject to the Funds' limitation on illiquid securities.

Options

For hedging purposes, each Fund, and for other purposes (such as creating synthetic positions), each Fund except Gold/Resources Fund, may invest up to 5% of its total assets, taken at market value at the time of investment, in premiums on call and put options on domestic and foreign securities, foreign currencies, stock and bond indices, financial futures contracts and commodity futures contracts. This policy may be changed without shareholder approval. See "Futures Contracts" above.

The Funds may write, purchase or sell covered call or put options. An options transaction involves the writer of the option, upon receipt of a premium, giving the right to sell (call option) or buy (put option) an underlying asset at an agreed-upon exercise price. The holder of the option has the right to purchase (call option) or sell (put option) the underlying asset at the exercise price. If the option is not exercised or sold, it becomes worthless at its expiration date and the premium payment is lost to the option holder. As the writer of an option, the Fund keeps the premium whether or not the option is exercised. When a Fund sells a covered call option, which is a call option with respect to which the Fund owns the underlying asset, the Fund may lose the opportunity to realize appreciation in the market price of the underlying asset or may have to hold the underlying asset, which might otherwise have been sold to protect against depreciation. A covered put option written by the Fund exposes it during the term of the option to a decline in the price of the underlying asset. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. Covering a put option sold does not reduce the risk of loss.

The Funds may invest in options which are either listed on a domestic securities exchange or traded on a recognized foreign exchange. In addition, the Funds may purchase or sell over-the-counter options from dealers or banks to hedge securities or currencies as approved by the Board of Trustees. In general, exchange traded options are third party contracts with standardized prices and expiration dates. Over-the-counter options are two party contracts with price and terms negotiated by the buyer and seller, are generally considered illiquid and will be subject to the limitation on investments in illiquid securities.

DIRECT INVESTMENTS

Asia Dynasty Fund, Emerging Markets Growth Fund, Global Balanced Fund, Global Hard Assets Fund and Global Real Estate Fund may invest up to 10% of their total assets in direct investments; however, Emerging Markets Growth Fund does not currently intend to invest more than 5% of its total net assets in direct investments. Direct investments include the private purchase from an enterprise or a principal investor in the enterprise of any equity interest in the enterprise in the form of shares of common stock, rights or warrants to purchase common stocks, securities convertible into common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises. In each case a Fund will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser (or Sub-Adviser) anticipates that these agreements may, in appropriate circumstances, provide for the Fund to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Fund's investment in the enterprise. Such a representative of the Fund will be expected to provide the Fund with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise.

Certain of the Funds' direct investments, particularly the Asia Dynasty Fund's investments in China, will include investments in smaller, less seasoned companies. These companies may have limited product lines or scope of operations, markets or financial resources, or they may be dependent on a limited management group. The Funds do not anticipate making direct investments in start-up operations, although it is expected that in some cases the Funds' direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations. With respect to the Asia Dynasty Fund, such direct investments may be made in entities that are reasonably expected in the foreseeable future to become Asia Growth Companies, either by expanding current operations or establishing significant operations in the Asian Region.

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Futhermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration. In addition, in the event a Fund sells unlisted foreign securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and will be valued at fair value as determined in good faith by the Board of Trustees. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated. For more information, see "Risk Factors-- Direct Investments" in the Statement of Additional Information.

EMERGING MARKETS SECURITIES

Investments of the Funds (except U.S. Government Money Fund) may be made from time to time in companies in developing countries as well as in developed countries. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, the risk of nationalization of businesses, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Securities markets in these countries may trade a small number of securities, may have a limited number of issuers and a high proportion of shares of many issuers may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in developing markets may have limited marketability and may be subject to more abrupt or erratic price movements. Many of these stock markets are undergoing a period of growth and change which may result in trading volatility, and in difficulties in the settlement and recording of transactions and in interpreting and applying the relevant law and regulations. In addition, stockbrokers and other intermediaries in emerging markets may not perform in the way their counterparts in the United States and other more developed securities markets do. The prices at which a Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. Limited liquidity may impair a Fund's ability to liquidate a position at the time and price it wishes to do so. In addition, a Fund's ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities.

FOREIGN SECURITIES

The Funds (except U.S. Government Money Fund) may purchase securities of foreign issuers including foreign investment companies. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to the possibility of exchange rate fluctuations and exchange controls, less publicly available information, more volatile or less liquid securities markets, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial reporting standards as are American companies and there may be less government supervision and regulation of foreign stock exchanges, brokers and companies.

Foreign securities also may be subject to foreign taxes, higher custodian fees, higher brokerage commissions and higher dividend collection fees which could reduce the yield or return on such securities, although a shareholder of a Fund may, subject to certain limitations, be entitled to claim a credit or deduction for United States federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

The Funds may invest in South African issuers. Political and social conditions in South Africa and its neighboring countries, as well as changes in United States or South African laws or regulations, may pose certain risks to the Funds' investments, and, under certain conditions, on the liquidity of the Funds' portfolios and their ability to meet shareholder redemption requests. Emerging Markets Growth Fund and Global Hard Assets Fund may invest in Russian issuers. Settlement, clearing and registration of securities in Russia is in an underdeveloped state. Ownership of shares (except those held through depositories that meet the requirements of the Act) is defined according to entries in the issuer's share register and normally evidenced by extracts from that register, which have no legal enforceability. Furthermore, share registration is carried out either by the issuer or registrars located throughout Russia, which are not necessarily subject to effective government supervision. To reasonably ensure that its ownership interest continues to be appropriately recorded, the Funds will invest only in those Russian companies whose registrars have entered into a contract with the Funds' Russian sub-custodian, which gives the sub-custodian the right, among others, to inspect the share register and to obtain extracts of share registers through regular audits. While these procedures reduce the risk of loss, there can be no assurance that they will be effective. This limitation may prevent the Funds from investing in the securities of certain Russian issuers otherwise deemed suitable by the Funds' investment adviser.

In addition to investing directly in the securities of United States and foreign issuers, the Funds may also invest in American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs), American Depositary Shares
(ADSs), Global Depositary Shares (GDSs) and securities of foreign investment funds or trusts (including passive foreign investment companies). See "Foreign Securities" in the Statement of Additional Information.

LOANS OF PORTFOLIO SECURITIES

Asia Dynasty Fund, Emerging Markets Growth Fund, Global Balanced Fund, Global Hard Assets Fund and Global Real Estate Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of their total assets. These loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Funds may terminate the loans at any time and obtain the return of the securities loaned within one business day. The Funds will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. The Funds might experience a loss if the borrowing broker-dealer breaches its agreement with the Funds.

LOW RATED OR UNRATED DEBT SECURITIES

Emerging Markets Growth Fund, Global Hard Assets Fund and Global Real Estate Fund may invest in lower quality, high-yielding debt securities, including high-yielding foreign debt securities (commonly referred to as "junk bonds") which are (i) rated as low as Baa by Moody's (Global Real Estate Fund) or CCC by S&P or Caa by Moody's or (ii) unrated. Lower rated and unrated debt securities have some "equity" characteristics and are considered speculative and involve greater risk of loss than higher rated debt securities and are more sensitive to changes in the financial condition of their issuers and to price fluctuations in response to changes in interest rates. Lower rated debt securities present a significantly greater risk of default than do higher rated securities and, in times of poor business or economic conditions, the Funds may lose interest and/or principal on such securities.

PARTLY PAID SECURITIES

Partly paid securities are securities for which the purchaser pays on an installment basis. A partly paid security trades net of outstanding installment payments. For this reason, the obligation to make payment is usually transferred upon sale of the security. Fluctuations in the market value do not affect the obligation to make installment payments when due. Partly paid securities become fully paid securities upon payment of the final installment. Until that time, the issuer of a partly paid security typically may retain the right to restrict the voting and dividend rights of the security and to impose restrictions and penalties in the event of a purchaser's default.

PRECIOUS METALS

Global Hard Assets Fund, Gold/Resources Fund and International Investors Gold Fund, may invest in precious metal coins, which have no numismatic value, and bullion. The value of these coins and bullion is based primarily on their precious metal content, and the sole source of return would be from gains or losses realized on their sale. Management believes precious metals investments could be a potential hedge against inflation, as well as an investment with possible growth potential. In addition, at the appropriate time, investments in precious metal coins or bullion could help to moderate fluctuations in the Funds' portfolio value, as at times the prices of precious metals have tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals. In view of the established world market for precious metals, the daily value of precious metal coins is readily ascertainable and their liquidity is assured. The Funds will maintain their precious metal coins and bullion with Wilmington Trust Company.

Precious metal trading is a speculative activity and its markets at times volatile. There may be sharp fluctuations in prices, even during periods of rising prices. Prices of precious metals are affected by factors such as cyclical economic conditions, political events and monetary policies of various countries. Under current U.S. tax law, the Funds may not receive more than 10% of their yearly income from gains resulting from the sale of precious metals or any other physical commodity. The Funds may be required, therefore, to hold their precious metals or sell them at a loss, or to sell their portfolio securities at a gain, when they would not otherwise do so for investment reasons. The Funds incur additional costs in storing gold bullion and coins, which are generally higher than custodial costs for securities.

REAL ESTATE SECURITIES

Although Global Hard Assets Fund will not invest in real estate directly, the Fund may invest up to 50% of its assets in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. The Fund is therefore subject to certain risks associated with the real estate industry in general and REITs in particular. See "Investment Objectives and Policies--Global Real Estate Fund" above and "Real Estate Securities" in the Statement of Additional Information.

REPURCHASE AGREEMENTS

In a repurchase agreement, a Fund acquires a security for a relatively short period, and simultaneously agrees to sell it back at an agreed upon price and time. The agreement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The Funds will enter into repurchase agreements with respect to securities in which they may invest with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party. The Adviser (or Sub-Adviser), acting under the supervision of the Board of Trustees, reviews the creditworthiness of those non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.

SHORT SALES

Global Hard Assets Fund and Global Real Estate Fund may make short sales of equity securities. A short sale occurs when the Fund sells a security which it does not own by borrowing it from a broker. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions.

The Funds will maintain in a segregated account cash not available for investment, U.S. Government securities or other liquid, high-quality securities having a value equal to the difference between (i) the market the securities sold short at the time they were sold short and (ii) any collateral required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The account will be marked to market daily, so that (i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short. The total value of the assets deposited as collateral with the broker and deposited in the segregated account will not exceed 50% of the Global Hard Assets Fund's net assets or 25% of Global Real Estate Fund's net assets. With respect to Global Real Estate Fund, the value of securities of any one issuer sold short will constitute no more than 5% of the Fund's net assets or no more than 2% of the issuer's outstanding class of securities.

YEAR 2000

Like other mutual funds, financial and business organizations and individuals around the world, each of the Funds could be adversely affected if the computer systems used by the Adviser, and other service providers (including the Sub-Adviser) do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

                           LIMITING INVESTMENT RISKS

While an investment in any of the Funds is not without risk, each Fund follows certain policies in managing its investments which may help to reduce risk. Certain of these policies are deemed fundamental and may not be changed without shareholder approval. The following are some of the more significant investment limitations:

INTERNATIONAL INVESTORS GOLD FUND

The following apply to International Investors Gold Fund only:

  1. The Fund will not invest more than 5% of the value of its total assets in securities of any one issuer (other than the United States Government).

  2. The Fund will not acquire more than 10% of the outstanding or voting securities of any one company.

  3. The Fund will not invest in the securities of investment companies, except by purchases in the open market where no commission or profit to a sponsor or dealer results from such purchases (other than the customary brokers' commissions) and then not in excess of 10% of total assets, or except when such purchases, though not made in the open market, are part of a plan of merger or consolidation.

  4. The Fund will not invest more than 5% of total assets in securities of companies which, including predecessors, do not have a record of at least three years of continuous operation.

  5. The Fund will not borrow money, except temporarily for extraordinary purposes, in which case such borrowings shall not exceed 10% of total assets (valued at cost).

ASIA DYNASTY FUND, EMERGING MARKETS FUND, GLOBAL BALANCED FUND, GLOBAL HARD ASSETS FUND, GLOBAL REAL ESTATE FUND, GOLD/RESOURCES FUND AND U.S. GOVERNMENT MONEY FUND

  1. Gold/Resources Fund and U.S. Government Money Fund will not invest more than 10% and Asia Dynasty Fund, Emerging Markets Fund, Global Balanced Fund, and Global Hard Assets Fund will not invest more than 15% of the value of their net assets in securities which are not readily marketable (including repurchase agreements which mature in more than seven days and over-the-counter options and over-the-counter foreign currency options).

  2. Asia Dynasty Fund, Global Balanced Fund, Global Hard Assets Fund, Gold/Resources Fund and U.S. Government Money Fund will not purchase more than 10% of any class of securities of a company, including more than 10% of its outstanding voting securities, except that Asia Dynasty Fund, Global Balanced Fund and Global Hard Assets Fund may purchase more than 10% of any non-voting class of securities; and Asia Dynasty Fund and Global Balanced Fund will not invest more than 25% of the value of their total assets in securities of any one industry. Emerging Markets Growth Fund will not purchase more than 10% of any class of an issuer's outstanding voting securities. Global Real Estate Fund will not purchase more than 10% of any class of a company's outstanding voting securities.

  3. The Funds under this heading will not invest more than 10% of their total assets in securities of other investment companies.

  4. Gold/Resources Fund and U.S. Government Money Fund may borrow money for temporary or emergency purposes in amounts not exceeding 10% of the value of their total assets valued at cost. These Funds will not purchase securities for investment while borrowings equaling 5% or more of their total assets are outstanding.

Further information regarding these and other of the Funds' investment policies and restrictions is provided in the Statement of Additional Information.

                              PURCHASE OF SHARES

Shares of the Funds may be purchased either by (1) ordering the shares through a "Broker" or "Agent," as defined below, and forwarding a completed Application or brokerage firm settlement instructions with payment (except for Investors Fiduciary Trust Company fiduciary retirement accounts, which must be purchased direct); or (2) completing an Application and mailing it with payment to the Funds' Transfer Agent and Dividend Paying Agent, DST Systems, Inc., ("DST"). Payment, made payable to the Van Eck Funds, must be in U.S. Dollars. Third party checks will not be accepted. Checks drawn on a foreign bank will not be accepted unless provisions are made for payment in U.S. Dollars through a U.S. bank. Each Fund reserves the right to reject any purchase order.

Initial purchases must be in the amount of $1,000 or more per account. Subsequent purchases must be in the amount of $100 or more. Either minimum may be reduced or waived by the Funds for pension or retirement plans, for investment plans calling for periodic investments in shares of the Funds, for sponsored payroll deduction plans, for split funding or other insurance purchase plans or in other appropriate circumstances.

Shares of the Funds are sold at the public offering price (net asset value plus applicable sales charge) next computed after receipt of a purchase order in proper form, as follows. Generally, orders must be received by DST prior to the close of business on the New York Stock Exchange, currently 4:00 p.m., Eastern Time. Orders mailed to DST, addressed to P.O. Box 418407, Kansas City, Missouri, 64141, must be deposited in the DST P.O. Box prior to 11:30 a.m., Eastern Time, in order to receive the price computed that day. If a shareholder desires to guarantee a given date of receipt, the order may be mailed by overnight courier to DST at 210 W. 10th St., 8th Fl., Kansas City, Missouri, 64105. Do not send mail to DST marked personal and/or confidential as this may delay the processing of the order. If the Broker or Agent receives the purchase order before the close of trading on the New York Stock Exchange and transmits it to the Distributor by 5:00 P.M., Eastern Time, or to DST through the facilities of the National Securities Clearing Corporation by 8:00 P.M., Eastern Time, the investor will receive the price of that day. If a Broker or Agent receives an investor's order before the close of trading on the New York Stock Exchange and fails to transmit it to the Distributor by the above times, any resulting loss will be borne by the Broker or Agent. Orders received after the above times will be processed on the next business day.

The net asset value of each Fund is computed once daily, as of the close of business on the New York Stock Exchange which is normally at 4:00 P.M., Eastern Time, on each business day, Monday through Friday, exclusive of national business holidays. The assets of the Funds (except U.S. Government Money Fund) are valued at market or, if market value is not ascertainable, at fair value as determined in good faith by the Board of Trustees. The assets of U.S. Government Money Fund are valued on the basis of amortized cost, which involves valuing a portfolio security at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. U.S. Government Money Fund attempts to maintain a constant net asset value of $1.00 per share; however, there can be no assurance that the Fund will be able to do so. The Funds may invest in securities or futures contracts listed or traded on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Funds are not open for business), and consequently, the net asset values of shares of the Funds may be significantly affected on days when an investor has no access to the Funds.

An investor who wishes to purchase shares of more than one Fund must complete separate Applications for each Fund and remit separate checks to each Fund. If an investor fails to indicate the Fund to be purchased, the check will be applied to a purchase of the U.S. Government Money Fund and the investor may then exchange at current price into the desired Fund.

Certificates for shares of the Funds are issued only upon specific request to DST. Due to the conversion feature, certificates are not recommended for Class B or Class C shareholders.

Van Eck Securities Corporation, 99 Park Avenue, New York, New York 10016, which is a wholly-owned subsidiary of the Adviser, serves as distributor of the Funds' shares and of shares of Van Eck/Chubb Funds, Inc., together known as the "Van Eck Global Group" and has entered into Selling Group Agreements with selected broker-dealers which have agreed to solicit purchasers for shares of the Funds ("Brokers") and into Selling Agency Agreements with banks or their subsidiaries which have agreed to act as agent for their customers in the purchase of shares of the Funds ("Agents"). A bank may be required to register as a broker-dealer pursuant to state law.

ALTERNATIVE PURCHASE ARRANGEMENTS

Shares of the Funds (except for U.S. Government Money Fund) may be purchased under any one or all of the following arrangements:

  (i) with an initial sales charge imposed at the time of purchase ("CLASS A SHARES");

  (ii) with a contingent deferred sales charge imposed at the time of redemption if such redemption is within six years of the initial purchase ("CLASS B SHARES"); or

  (iii) with a redemption charge imposed at the time of redemption if such redemption is within 12 months of the initial purchase ("CLASS C SHARES").

With respect to each class of shares (except for International Investors Gold Fund A), an ongoing asset-based fee for distribution and services (12b-1 fee) is charged. The distribution services fee applicable to Class B and C shares will be higher than that applicable to Class A shares. Class B and Class C shares convert automatically to Class A shares after eight years. See "Conversion Feature" below.

The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and, in the case of the Class B shares the contingent deferred sale charge, or in the case of the Class C shares the redemption charge, would be less than the initial sales charge and accumulated distribution services fee on Class A shares. To assist investors in making this determination, the table under the caption "Transaction Data" on page 3 sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares will normally be more beneficial to the investor who qualifies for a reduced initial sales charge. It is the sole responsibility of the investor, and his or her Broker or Agent, to determine which sales charge alternative is most advantageous.

Class A shares incur an initial sales charge when they are purchased and enjoy the benefit of not being subject to any sales or redemption charge when they are redeemed. Certain purchases of Class A shares qualify for reduced initial sales charges. Class A shares are subject to an ongoing distribution and services fee at an annual rate of up to .50% of the Fund's aggregate daily net assets attributable to the Class A shares (See "Plan of

Distribution"). Because Class A shares are subject to a lower distribution and services fee, they pay correspondingly higher dividends per share and can be expected to have a higher return per share than Class B and C shares. However, because initial sales charges are deducted at the time of purchase, investors do not have all their money invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated distribution charges on Class B or C shares may exceed the initial sales charge on Class A shares during the life of the investment.

Class B and Class C shares do not incur a sales charge when they are purchased, but Class B shares are subject to a sales charge if they are redeemed within six years of purchase and Class C shares are subject to a redemption charge if they are redeemed within one year of purchase. Class B and Class C shares are subject to an ongoing distribution and services fee at an annual rate of up to 1% of the Fund's aggregate average daily net assets attributable to that Class of shares (see "Plan of Distribution"). Class B and Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B and Class C shares will cause such shares to have a higher expense ratio, pay lower dividends and have a lower return than those of Class A shares. Class B and Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in this Prospectus. The purpose of the conversion feature is to relieve the holder of the Class B and Class C shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses from the continuing burden of such distribution-related expenses over an open-ended period of time. See "Conversion Feature," below. Some investors might determine that it would be more advantageous to purchase Class B or C shares in order to have all their money invested initially, although remaining subject to higher distribution charges and, in the case of Class B shares, for a six-year period being subject to a contingent deferred sales charge, or, in the case of Class C shares, for a one-year period being subject to a redemption charge.

The distribution expenses incurred by the Fund or its Distributor in connection with the sale of Fund shares will be paid, in the case of Class B and Class C shares, from the proceeds of the ongoing distribution and services fee and the contingent deferred sales or redemption charge incurred upon redemption within applicable time periods. (See tables of sales charges below.) Sales personnel of Brokers and Agents distributing the Fund's shares may receive differing compensation from selling Class A, Class B or Class C shares. Investors should understand that the purpose and function of the contingent deferred sales charge or redemption charge and ongoing distribution and services fees with respect to the Class B and Class C shares are the same as those of the initial sales charge and ongoing distribution and services fee with respect to the Class A shares.

CONVERSION FEATURE. Eight years after the end of the month in which the shareholder's order to purchase Class B or Class C shares was accepted, such shares will automatically convert to Class A shares and will no longer be subject to the higher distribution and services fees. This conversion will be on the basis of the relative net asset values of the two Classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holder of Class B and Class C shares from most of the burden of distribution-related expenses for shares that have been outstanding for a period of time sufficient for the Fund or its Distributor to have been compensated for such expenses.

For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and distributions paid in respect to Class B or Class C shares in a shareholder's Fund account will convert in a proportionate amount to the non-reinvestment shares converted.

The conversion of Class B or Class C shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee and transfer agency costs with respect to Class B or Class C shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion of Class B or Class C shares to Class A shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B or Class C shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the month in which the shareholder's order to purchase was accepted.

SALES CHARGES, DISTRIBUTION AND SERVICE FEES

Sales charges on purchases of shares of each of the Funds are set forth in the tables below. Each Fund (except for International Investors Gold Fund-A) imposes a 12b-1 distribution and services fee. Class A shares of Asia Dynasty Fund, Global Balanced Fund, Emerging Markets Growth Fund, Global Hard Assets Fund and Global Real Estate Fund have a 12b-1 fee of .50% of average daily net assets per annum. Shares of Gold/Resources Fund-A and U.S. Government Money Fund have a 12b-1 fee of .25 of 1% of average daily net assets per annum. All or a portion of these fees may be paid to banks, brokers and dealers for their shareholder servicing, promotion or distribution activities, as determined from time to time by the Funds.

Holders of Class B and Class C Funds should be aware that dividends reinvested in new shares of the Fund will continue to be assessed the full 12b-1 fee, including that portion which is retained by the Distributor. Each Fund's Class B and/or Class C shares imposes a 12b-1 fee of 1% of average daily net assets. Of the 1% paid by the Fund, a portion will be retained by the Distributor and up to .75 of 1% may be paid to Brokers and Agents for distribution and up to
 .25 of 1% for servicing. The portion retained by the Distributor is in payment for distribution expenses. The Distributor may vary the portion retained by it from time to time, but the amount payable by the Fund will not exceed 1%. The Distributor will monitor payments under the Plans and will reduce such payments or take such other steps as may be necessary, including payments from its own resources, to assure that Plan payments will be consistent with the applicable rules of the National Association of Securities Dealers, Inc.

THERE IS NO SALES CHARGE ON PURCHASES OF U.S. GOVERNMENT MONEY FUND. However, the Fund pays the Distributor a fee for promotion and distribution services. See "Plan of Distribution" below.

CLASS A
(GOLD/RESOURCES FUND AND INTERNATIONAL INVESTORS GOLD FUND)

                                            SALES CHARGE AS A     DISCOUNT TO
                                              PERCENTAGE OF    BROKER OR AGENTS
                                           -------------------  AS A PERCENTAGE
                                           OFFERING NET AMOUNT      OF THE
DOLLAR AMOUNT OF PURCHASE                   PRICE    INVESTED   OFFERING PRICE*
-------------------------                  -------- ---------- -----------------
Less than $25,000.........................   5.75%     6.1%          4.75%
$25,000 to less than $50,000..............   5.00%     5.3%          4.00%
$50,000 to less than $100,000.............   4.50%     4.7%          3.60%
$100,000 to less than $250,000............   3.00%     3.1%          2.40%
$250,000 to less than $500,000............   2.50%     2.6%          2.00%
$500,000 to less than $1,000,000..........   2.00%     2.0%          1.60%
$1,000,000 and over.......................  None**

(ASIA DYNASTY FUND, EMERGING MARKETS GROWTH FUND, GLOBAL BALANCED FUND, GLOBAL
HARD ASSETS FUND AND GLOBAL REAL ESTATE FUND)

                                            SALES CHARGE AS A     DISCOUNT TO
                                              PERCENTAGE OF    BROKERS OR AGENTS
                                           -------------------  AS A PERCENTAGE
                                           OFFERING NET AMOUNT      OF THE
DOLLAR AMOUNT OF PURCHASE                   PRICE    INVESTED   OFFERING PRICE*
-------------------------                  -------- ---------- -----------------
Less than $100,000........................   4.75%     5.0%          4.00%
$100,000 to less than $250,000............   3.75%     3.9%          3.15%
$250,000 to less than $500,000............   2.50%     2.6%          2.00%
$500,000 to less than $1,000,000..........   2.00%     2.0%          1.65%
$1,000,000 and over.......................  None**

CLASS B***+
(ASIA DYNASTY FUND, EMERGING MARKETS GROWTH FUND, GLOBAL BALANCED FUND, GLOBAL HARD ASSETS FUND AND GLOBAL REAL ESTATE FUND)

SHAREHOLDER'S TIME OF REDEMPTION         CONTINGENT DEFERRED SALES CHARGE
--------------------------------         --------------------------------
During Year One.................... 5.0% of the lesser of NAV or purchase price
During Year Two.................... 4.0% of the lesser of NAV or purchase price
During Year Three.................. 4.0% of the lesser of NAV or purchase price
During Year Four................... 3.0% of the lesser of NAV or purchase price
During Year Five................... 2.0% of the lesser of NAV or purchase price
During Year Six.................... 1.0% of the lesser of NAV or purchase price
Thereafter......................... None

CLASS C***
(EMERGING MARKETS GROWTH FUND, GLOBAL HARD ASSETS FUND AND GLOBAL REAL ESTATE
FUND)

SHAREHOLDER'S TIME OF REDEMPTION       CONTINGENT DEFERRED REDEMPTION CHARGE
--------------------------------       -------------------------------------
During Year One.................... 1.0% of the lesser of NAV or purchase price
Thereafter......................... None

--------
* Brokers or Agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.
** For any single purchase of $1,000,000 or more of Class A shares the
   Distributor may pay a finder's fee to parties eligible to receive such a fee. The fee will be paid during the first two years after any such purchase and is calculated as a quarterly payment equal to 0.0625% (.25% on an annual basis) of the average daily net asset value of the shares purchased that remain outstanding throughout such months. An eligible purchase is a single purchase for a single client (purchases for other clients cannot be aggregated for purposes of qualification for the finder's fee). Eligible purchases registered to a street or nominee name account must provide appropriate verification of eligibility and average daily net assets upon which payment is to be made. Purchases made through a bank trust department, advisory firm or special program, as determined by the Distributor, which purchases shares at net asset value do not qualify for the finder's fee. The finder's fee will be credited to the dealer of record on the record date (currently, the last calendar day of February, May, August and November) and will be generally paid on the 20th day of the following month. Please contact the Distributor to determine eligibility to receive such fee.
*** Brokers or Agents who sell Class B shares receive a sales commission of
    4.0% of the value of the shares sold at the time of investment. Brokers or Agents who sell Class C shares receive a distribution and a servicing fee of .75 of 1% and .25 of 1%, respectively, of the value of the shares sold at the time of investment (see "Plan of Distribution"). The Distributor may alter these amounts.
+ Shares purchased prior to April 30, 1997 remain subject to the contingent deferred sales charge schedule in effect at the time of purchase.
--------
--------
  Brokers and Agents may receive different compensation for selling Class A, Class B or Class C shares.

The Class A initial sales charges vary depending on the amount of the purchase, the number of shares of the Van Eck Group of Funds which are eligible for the Right of Accumulation that an investor already owns, a Letter of Intent to purchase additional shares during a 13-month period, or other special purchase or promotional programs. See "Group Purchases," "Combined Purchases," "Letter of Intent" and "Right of Accumulation" below.

The contingent deferred sales charge on Class B and the redemption charge on Class C is waived on redemptions of shares following the death or disability of a Class B or Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code. The Distributor will require satisfactory proof of death or disability. The charge may be waived where the decedent or disabled person is either an individual shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship, and where the redemption is made within one year of the death or initial determination of disability. The waiver of the charge applies to a total or partial redemption but only to those shares held at the time of the death or initial determination of disability. Additionally, the charge may be waived when a total or partial redemption is made in connection with certain distributions from retirement plans. The charge may be waived for any redemption in connection with a lump-sum or other distribution following retirement or, in the case of an IRA or Keogh Plan or custodial account pursuant to Section 403(b) of the Code, after attaining age 70 1/2 or, in the case of a qualified pension or profit-sharing plan, after termination of employment after age 55. The charge also may be waived on any redemption which results from the tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Sections 401(k)(8) or 402(g) of the Code, or from the death or disability of the employee. The charge is not waived from any distributions from IRAs or other qualified retirement plans not specifically described above. A shareholder, or the Broker or Agent, must notify DST at the time the redemption instructions are provided whenever a waiver of the contingent deferred sales charge or redemption charge applies.

Shares of the Funds may be purchased without a sales charge (i) by present and retired Trustees, officers and full-time employees (and their parents, grandparents, siblings, spouses, children and dependents) and agents of the Funds, the Adviser or the Distributor and their affiliates and agents, (ii) by employees of Brokers or Agents (and their spouses and children under the age of 21), (iii) in connection with a merger or other business combination, or
(iv) by the Adviser for the benefit of certain discretionary advisory accounts it manages meeting minimum asset requirements. Shares may also be purchased at net asset value (a) (i) through an investment adviser who makes such purchases through a broker/dealer, bank or trust company (each of which may impose transaction fees on the purchase), (ii) by an investment adviser for its own account or for a bona fide advisory account over which the investment adviser has investment discretion or (iii) through a financial planner who charges a fee and makes such purchases through a financial institution which maintains a net asset value purchase program that enables the Distributor to realize certain economies of scale or (b) through bank trust departments or a trust company on behalf of bona fide trust or fiduciary accounts by notifying the Distributor in advance of purchase. A bona fide advisory, trust or fiduciary account is one which is charged an asset-based fee and whose purpose is other than purchase of Fund shares at net asset value.

Shares may be purchased at net asset value on behalf of retirement and deferred compensation plans and trusts funding such plans (excluding Individual Retirement Accounts ("IRAs") and SEP-IRAs unless they qualify for such purchase under one of the prior exceptions) including, but not limited to, plans and trusts defined in Sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts" which participate in a program for the purchase of shares at net asset value offered by a financial institution and which institution maintains an omnibus account with the Fund. Brokers may charge a transaction fee for effecting purchases at net asset value or redemptions. See "Availability of Discounts."

Shares of the Funds which are sold with a sales charge may be purchased by a foreign bank or other foreign fiduciary account for the benefit of foreign investors at the sales charge applicable to the Funds' $500,000 breakpoint level, in lieu of the sales charges in the above scale. The Distributor has entered into arrangements with foreign financial institutions pursuant to which such institutions may be compensated by the Distributor from its own resources for assistance in distributing Fund shares. Clients of Netherlands' insurance companies who are not U.S. citizens or residents may purchase shares without a sales charge.

The term "purchase" refers to a single purchase by an individual, to the aggregate of concurrent purchases by an individual, his spouse and children under the age of 21, or to a purchase by a corporation, a partnership or a trustee or other fiduciary for a single trust, estate or fiduciary account.

Class A shares purchased and paid for with the proceeds of shares redeemed in the past 3 months from a mutual fund (other than a fund managed by the Adviser or any of its affiliates) on which a sales charge was paid (including Fund shares purchased by means of an exchange from U.S. Government Money Fund whose shares were purchased and paid for in this manner) may be purchased at net asset value, provided that the representative of record is the same for the Fund account as it was for the other mutual fund account. This waiver must be requested when the purchase (or exchange) order is placed for shares of the Fund, and the Distributor may require evidence of the investor's qualification for this waiver.

In addition to the discounts allowed to Brokers and Agents, the Distributor may, at its own expense, subject to applicable laws, provide additional promotional incentives or payments in the form of merchandise (including luxury merchandise) or trips (including trips to luxury resorts at exotic locations or attendance at seminars/conferences at luxury resorts) to Brokers or Agents that sell shares of the Funds. In some instances, these incentives or payments will be offered only to certain Brokers or Agents who have sold or may sell significant amounts of shares. Brokers and Agents who receive additional concessions may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

GROUP PURCHASES

An individual who is a member of a qualified group may purchase shares of the Funds at the reduced commission applicable to the group taken as a whole. The commission is based upon the aggregate dollar value, at the current offering price, of shares owned by the group, plus the securities currently being purchased. For example, if members of the group held $20,000, calculated at current offering price, of Gold/Resources Fund-A's shares and now were investing $5,000, the sales charge would be 5.00%. Information concerning the current sales charge applicable to a group may be obtained by contacting the Distributor.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring a Fund's shares at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Distributor and the members of the group, must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange the use of the Automatic Investment Plan. See "Investment Programs" for information concerning the Automatic Investment Plan.

COMBINED PURCHASES

Shares of funds in the Van Eck Global Group of Funds (except U.S. Government Money Fund) may be purchased at the initial sales charge applicable to the quantity purchase levels shown above by combining concurrent purchases.

LETTER OF INTENT

Purchasers who anticipate that they will invest (other than through exchanges) $100,000 or more in one or more of the funds in the Van Eck Global Group of Funds (except for U.S. Government Money Fund) (or $25,000 or more in International Investors Gold Fund and Gold/Resources Fund), within thirteen months may execute a Letter of Intent on the form in the Application. The execution of a Letter of Intent will result in the purchaser paying a lower initial sales charge, at the appropriate quantity purchase level shown above, on all purchases during a thirteen month period. A purchase not originally made pursuant to a Letter of Intent may be included under a backdated Letter of Intent executed within 90 days after such purchase. For further details, including escrow provisions, see the Letter of Intent provisions in the Instructions to the Application.

RIGHT OF ACCUMULATION

The above scale of initial sales charges also applies to an investor's current purchase of shares of any of the funds in the Van Eck Global Group of Funds (except for U.S. Government Money Fund) where the aggregate value of those shares plus shares of these funds previously purchased and still owned, determined at the current offering price, is more than $100,000 (or more than $25,000 for International Investors Gold Fund and Gold/Resources Fund), provided the Distributor or DST is notified by the investor or the Broker or Agent each time a purchase is made which would so qualify. See "Investment Programs" in the Statement of Additional Information.

AVAILABILITY OF DISCOUNTS

An investor or the Broker or Agent must notify DST or the Distributor at the time of purchase whenever a quantity discount or reduced sales charge is applicable to a purchase. Quantity discounts described above may be modified or terminated at any time without prior notice.

                              EXCHANGE PRIVILEGE

The Adviser discourages trading in response to short-term market fluctuations. Such activity may hinder the Adviser's or Sub-Adviser's ability to invest the Funds' assets in accordance with their respective investment objectives and policies, cause a Fund to incur additional brokerage, registration and other expenses, and may be disadvantageous to other shareholders in either the Fund being exchanged from or into or both. Shareholders are limited to six exchanges per calendar year; however, exchanges from International Investors Gold Fund may be excluded from this limitation if the Fund or Adviser believes that exclusion will not be materially disadvantageous to other shareholders. For purposes of determining the number of exchanges made per calendar year, Fund accounts having the same beneficial owner or under common control will be aggregated. This exchange limitation does not apply to U.S. Government Money Fund. The Adviser may impose other restrictions on trading in Fund shares in response to short-term market fluctuations. Active shareholders should consult the Fund as to current policy.

Each Fund reserves the right to modify or terminate the Exchange Privilege of the Fund or of any shareholder or to limit or reject any exchange. Although each Fund will attempt to give shareholders prior notice whenever it is reasonable to do so, it may impose these restrictions at any time when it deems it to be in the best interest of remaining shareholders. If the exchange is rejected, shareholders will nevertheless be able to redeem their shares.

Shareholders of funds in the Van Eck Global Group of Funds may exchange shares, at net asset value, for shares of the same Class of any of the other funds. Shares of U.S. Government Money Fund acquired other than pursuant to the Exchange Privilege may only be exchanged into Class A shares, subject to payment of the applicable sales charge. For federal income tax purposes, any exchange pursuant to the Exchange Privilege, other than exchanges in retirement plans offered by the Funds, will be regarded as a sale of shares, and any gain or loss must generally be recognized by the shareholder.

Class B or C shares exchanged for Class B or C shares of another fund with a different contingent deferred sales charge or redemption charge schedule will be subject to the contingent deferred sales charge or redemption charge applicable to the original purchase.

Each Fund has the ability to redeem its shares in kind. Each Fund will pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such Fund at the beginning of such period. See "Exchange Privilege" and "Redemptions in Kind" in the Statement of Additional Information.

WRITTEN EXCHANGE

Shareholders wishing to exchange shares may do so by sending to DST a written request in proper form signed by all registered owners exactly as the account is registered, specifying the number of shares or amount of investment to be exchanged (or that all shares credited to a fund account be exchanged), along with appropriate documentation, if necessary. Exchanges are only available in states where purchases may legally be made. All persons authorized to sign on behalf of joint owners, corporations, trusts, custodians, or other organizations must supply appropriate evidence of the authority of each signatory with each written request. Written exchange requests in proper order will be executed on the day of receipt (or, if that is not a business day of the Fund, on the next business day following receipt). Written exchange requests may be sent to Van Eck Funds, c/o DST, either by regular mail to:
P.O. Box 418407, Kansas City, MO 64141, or by overnight courier to: 210 W. 10th St., 8th Floor, Kansas City, MO 64105.

TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES

Completion of the Account Application or receipt of settlement instructions from a Broker or Agent for an eligible account shall constitute an election by the investor to have available the Telephone Exchange Privilege and, except for retirement plan accounts, the Telephone Redemption Privilege, unless otherwise indicated. By electing one or both of the Privileges, the investor is authorizing each Fund, its agents and affiliates to act on any instructions they believe to be genuine. Each Fund, its agents and affiliates will employ reasonable procedures, described below, to confirm the authenticity of these communications and cannot be responsible for the authenticity of any telephone instructions nor will they be liable for any loss or expenses resulting from acting on any instructions, including those which are fraudulent and those not authorized by the investor, unless they fail to employ these procedures. Shareholders that elected NOT to establish the Telephone Exchange Privilege or the Telephone Redemption Privilege on their accounts may later establish the privilege by written request, signed by all registered owners on the account and with appropriate documentation, as necessary.

The Telephone Exchange Privilege may not be available to accounts held by a brokerage firm in street name and participants in retirement plans sponsored by organizations other than the Trust, and participants in such plans should consult with their sponsors to determine the availability of the Telephone Exchange Privilege prior to exercising it.

The Telephone Redemption Privilege is not available to accounts registered in "street name", nominee or corporate name and custodial accounts held by a financial institution including Investors Fiduciary Trust Company retirement accounts.

After acceptance by DST of an Application, a telephone exchange or telephone redemption may be effected by contacting DST at 1-800-345-8506. Telephone calls are recorded. Telephone instructions for exchanging or redeeming shares on deposit with DST may be given by anyone claiming to be the shareholder, the Broker or Agent of record, or an authorized representative of any of the foregoing [the caller must identify his/her name and relationship to the account] and will be executed only if they include the correct social security number, tax identification number or account number. Telephone instructions accepted after the close of business on the New York Stock Exchange will not be effected until the following business day (see "Purchase of Shares"). In the case of joint or multiple owners, one owner's call may effect the telephone exchange or redemption.

If the exchanging shareholder does not have an account in the Fund into which he/she is exchanging, a new account will be established with the same registration, dividend and capital gain options, and dealer of record specified in the shareholder's account in the existing Fund. In order to establish an Automatic Withdrawal or Automatic Investment Plan or other options for the new account, an exchanging shareholder must make the request at the time of exchange and may be required to file an application which can be obtained from DST or the Fund.

For accounts with the Telephone Redemption Privilege, telephone redemption requests will only be accepted if the shares are held on deposit, if the amount of the request is $50,000 or less per day and if the check is payable to the shareholder(s) and sent to the address of record. A telephone redemption will not be accepted if a change to the registered address has been effected within one month of such request.

Because of unusual market conditions it may be difficult and/or impossible to contact DST to effect the exchange or redemption. Shareholders should continue to try to contact DST by telephone at the above telephone number or may deliver written instructions by post or courier.

The Funds reserve the right to refuse a request for the Telephone Redemption or Exchange Privilege without prior notice either during or after the call. The Funds reserve the right to modify or terminate the Exchange Privilege at any time. Shareholders may remove the Telephone Redemption or Telephone Exchange Privilege by written notice effective within 3 business days of receipt by DST. See "Exchange Privilege" in the Statement of Additional Information.

                        TAX-SHELTERED RETIREMENT PLANS

Shares of the Funds are available for purchase in connection with the following tax-sheltered retirement plans:

INDIVIDUAL RETIREMENT ACCOUNT AND SPOUSAL INDIVIDUAL RETIREMENT ACCOUNT ("IRA/SPIRA")--available to anyone who has earned income. Investments may also be made in the name of a spouse, if the spouse is treated as having no earned income.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP")--available to employers, including self-employed individuals, seeking to provide retirement income to employees through employer contributions or salary reduction contributions to employee individual retirement accounts.

QUALIFIED PENSION PLAN--available to self-employed individuals, partnerships, corporations and their employees.

403(B)(7) PROGRAM--available to employees of certain tax exempt organizations and schools. See "Tax Sheltered Retirement Plans" in the Statement of Additional Information. In addition, information concerning these plans is available from the Funds. This information should be read carefully and consultation with an attorney or tax adviser is advisable.

                              INVESTMENT PROGRAMS

DIVIDEND REINVESTMENT PLAN

Unless a shareholder has given notice to DST (the Funds' dividend paying agent), either directly, or through a Broker or Agent, that dividends and capital gains distributions of a Fund should be paid in cash, dividends and capital gains distributions will be reinvested in shares of that Fund at net asset value without a sales charge. Reinvestments of dividends and capital gains distributions on shares of the Funds will occur on a date selected by the Board of Trustees.

In addition, dividends and capital gains distributions paid by the Funds (except Class B and C shares) in cash may be automatically invested at net asset value on the payable date in Class A shares of any fund in the Van Eck Global Group of Funds. A shareholder wishing to exercise this option should contact DST for instructions.

AUTOMATIC INVESTMENT PLAN

The Funds offer to investors a program for regularly investing specified dollar amounts in a Fund. In establishing the Automatic Investment Plan, an investor authorizes DST to collect a specified amount from his or her checking account and use the proceeds to purchase shares of a Fund for the investor's account. Further details of the Automatic Investment Plan are given in an application which is available from DST or the Distributor. See "Investment Programs" in the Statement of Additional Information.

AUTOMATIC EXCHANGE PLAN

The Funds offer a program for regularly exchanging a specified dollar amount from one fund to another fund in the Van Eck Global Group of Funds (except Class B and C shares). In establishing the Automatic Exchange Plan, an investor authorizes DST to regularly exchange a specified amount from, and purchase shares of, another fund in the Van Eck Global Group. Further details of the Automatic Exchange Plan are given in an application which is available from DST or the Fund. See "Investment Programs" in the Statement of Additional Information.

AUTOMATIC WITHDRAWAL PLAN

Any shareholder who owns shares of a Fund valued at $10,000 or more at current offering price may establish an Automatic Withdrawal Plan under which he or she will receive a monthly or quarterly check in a specified amount. The Plan is not available to Class B and C shareholders. Further details on the Automatic Withdrawal Plan are given in an application which is available from DST or the Fund. See "Investment Programs" in the Statement of Additional Information.

                             REDEMPTION OF SHARES

The market value of the securities in the portfolio of each Fund other than U.S. Government Money Fund is subject to daily fluctuations and the net asset value of the Funds' shares will fluctuate accordingly. U.S. Government Money Fund attempts to maintain a constant net asset value of $1.00 per share; however there can be no assurance that the Fund will be able to do so. Therefore, the Funds' redemption value may be more or less than the shareholder's cost. (See "Purchase of Shares.")

Except as noted, payment will normally be made within three days after delivery of a proper redemption request except for such delays as may be permitted under applicable law or rule. If shares of any Fund to be redeemed were purchased by check, the Trust reserves the right to make payment on such redemption request only after it has assured itself that the check has been cleared for payment, which may take as long as 15 days. No interest will accrue on uncashed redemption checks.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that Exchange is restricted as determined by the applicable rules and regulations of the Securities and Exchange Commission; or during an emergency, as determined by the Securities and Exchange Commission, as a result of which it is not reasonably practical for the Funds to dispose of the securities owned by them or to determine fairly their net asset values; or for any period that the Securities and Exchange Commission may by order permit for the protection of shareholders of the Funds.

The Funds reserve the right to redeem shares of a Fund and mail the proceeds to a shareholder if, at any time, the number of shares in a shareholder's account falls, subsequent to satisfying the initial investment requirement, below a specified amount, currently 50 shares. Shareholders will be notified and will have 30 days to bring the number of shares owned by them up to the required amount before any redemption is made by that Fund.

WRITTEN REDEMPTION

A shareholder wishing to redeem shares of any of the Funds may do so by sending to DST, P.O. Box 418407, Kansas City, Missouri 64141: (1) a written request for redemption in proper form signed by all registered owners exactly as the account is registered, specifying the number of shares or amount of investment to be redeemed (or that all shares credited to a Fund account be redeemed); (2) if the amount redeemed is $50,000 or more, or if the proceeds of redemption are paid to other than the registered owner of the shares at the address on record at DST, a guarantee of the signature of each registered owner by an eligible guarantor institution (such as a broker-dealer or bank; a notarization by a notary public is not acceptable); and (3) any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations (e.g., appointments as executor or administrator, trust instruments or certificates of corporate authority) requested by DST. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsement) and must be submitted with the written request for redemption. The requirement for a signature guarantee is waived for redemptions of $50,000 or less if the redemption is a transfer of assets from an IFTC held retirement plan in one of the funds in the Van Eck Global Group of Funds to a retirement plan held by another recognized custodian/trustee. For additional mailing instructions to DST and times of processing, see "Purchase of Shares."

TELEPHONE REDEMPTION (SEE "TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES"
ABOVE)

BROKER/AGENT CONFIRMED REDEMPTION

For the convenience of shareholders, the Funds (except U.S. Government Money
Fund) have authorized the Distributor as agent to accept confirmed orders only from Brokers and Agents for the redemption of shares of the Funds. If a shareholder uses the services of a Broker or Agent in effecting a redemption of shares, the Broker or Agent may charge a fee for its services. The redemption price is the net asset value per share next determined after the redemption order is received by the Broker or Agent prior to the close of business on the New York Stock Exchange on the day received. Brokers and Agents have the responsibility of submitting such redemption orders to the Distributor not later than 5:00 p.m., Eastern Time, or to DST through the facilities of the National Securities Clearing Corporation by 8:00 p.m., Eastern Time, on such day in order to obtain that day's applicable redemption price. Settlement of confirmed orders from accounts will not be effected until receipt of instructions in proper form (including any share certificates) as described above or an indemnity from the Broker or Agent of record on the account. Some Brokers or Agents may have self-imposed restrictions regarding the submission of confirmed redemption orders on behalf of shareholders. See "Purchase of Shares" for DST's times of processing.

EXPEDITED REDEMPTION

Requests for Expedited Redemption of shares of any of the Funds in the Van Eck Global Group of Funds may be made by telephone, telegram, other wire communication or by letter upon completion of the Expedited Redemption portion of the Account Application. Shareholders redeeming a minimum of at least $1,000 of shares which are on deposit with DST may redeem by telephoning DST at 1-800-345-8506. The Fund and/or DST reserve the right to refuse telephone requests at any time. Proceeds of redeemed shares will be transmitted by wire to the shareholder's bank account designated on the Application (which must be at a domestic commercial bank which is a member of the Federal Reserve System). The wire cost involved may automatically be deducted from the amount wired, although the Funds are currently waiving such cost. Shareholders may contact DST for additional information concerning an Expedited Redemption. Due to unusual market conditions it may be difficult or impossible to contact DST to effect the redemption. Shareholders should continue to try to contact DST by telephone at the above telephone numbers or may deliver written instructions by post or courier. See "Expedited Redemption" in the Statement of Additional Information.

REDEMPTION BY CHECK

Shareholders of Global Balanced Fund-A and U.S. Government Money Fund may, upon completion of the "Redemption by Check" portion of the Application, elect to redeem by check shares of the Fund which are on deposit with DST. These checks, which are drawn on The United Missouri Bank of Kansas City (the "Bank") may be made payable to the order of any person and may not be drawn for less than $250 or more than $5,000,000. Checks drawn on a Fund account (except for U.S. Government Money Fund) may not be in excess of 90% of the net asset value of the shares in the shareholder's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). When such a check is presented to the Bank for payment, the Bank as the shareholders' agent, acting under the authority of the Redemption by Check procedure, will cause the Fund to redeem a sufficient number of full and fractional shares to cover the amount of the check. A shareholder may not write a check to close an account but should follow the appropriate procedure set forth above. Retirement plan accounts, accounts held on behalf of minors and accounts with IRS withholding are not eligible for Redemption by Check. For further information concerning Redemption by Check, shareholders should contact DST.

BUY-BACK PRIVILEGE

Any shareholder of a Fund (except U.S. Government Money Fund) who redeems Class A shares (which paid an initial sales charge) of any of the Van Eck Global Group of Funds has a one-time right to reinvest in Class A shares of these Funds at net asset value without the payment of a sales charge within 30 days after the redemption. The amount of this reinvestment cannot exceed the amount of the redemption proceeds and shareholders must inform the Fund or DST that they are exercising this right at the time of the reinvestment. Although redemption of shares is normally a taxable event and a gain or a loss must be recognized, subsequent reinvestment within such 30-day period in the same Fund is considered a "wash sale" under federal income tax law and no loss on such redemption may be recognized for federal income tax purposes.

TRANSFER OF OWNERSHIP

To transfer ownership (re-register) all or a portion of shares held in a shareholder's account, the shareholder must provide a written request with any certificated shares and any documents concerning authority and related matters as described above (see "Redemption of Shares") in proper form. Also, the shareholder should provide a properly certified social security number, taxpayer identification number, or certification of non-resident alien status of the new owner at the time of transfer.

                          DIVIDENDS AND DISTRIBUTIONS

Asia Dynasty Fund, Emerging Markets Growth Fund, Global Hard Assets Fund, Global Real Estate Fund and Gold/Resources Fund intend to make distributions from net investment income in June and December and distribute any net realized capital gains resulting from the Funds' investment activity annually in December. Global Balanced Fund and International Investors Gold Fund intend to pay dividends from net investment income on a quarterly basis in March, June, September and December and distribute any net realized capital gains annually in December. U.S. Government Money Fund declares dividends from its net investment income on each day on which the Fund is open for business and distributes dividends on the last day of the month. Dividend or capital gain distributions declared in December but paid in January will be includible in a shareholder's income as of the record date (usually in December) of such distributions. Short-term capital gains, if declared, are treated the same as dividend income. The fiscal year of each of the Funds ends on December 31.

                                  MANAGEMENT

TRUSTEES

The management of the Funds' business and affairs is the responsibility of the Board of Trustees. For information on the Trustees and officers of the Trust, see "Trustees and Officers" in the Statement of Additional Information.

INVESTMENT ADVISER

Van Eck Associates Corporation, 99 Park Avenue, New York, NY 10016, or an affiliate of the Adviser serve as the investment adviser and manager to each of the Funds pursuant to Advisory Agreements with the Trust. The Adviser or its affiliate manage or oversee the investment operations of the Funds and furnish the Funds with a continuous investment program which includes determining which securities should be bought, sold or held.

Asia Dynasty Fund and Global Balanced Fund each pay the Adviser or its affiliate a monthly fee at the annual rate of .75% of average daily net assets. Emerging Markets Growth Fund, Global Hard Assets Fund and Global Real Estate Fund each pay the Adviser a monthly fee at the annual rate of 1% of average daily net assets, a portion of which is paid to the Adviser for accounting and administrative services it provides to the Fund. Gold/Resources Fund and International Investors Gold Fund each pay the Adviser a monthly fee at the annual rate of .75 of 1% of the first $500 million of the average daily net assets of the Fund, .65 of 1% of the next $250 million of the average daily net assets and .50 of 1% of the average daily net assets in excess of $750 million. U.S. Government Money Fund pays the Adviser a monthly fee at the annual rate of .50 of 1% of the first $500 million of average daily net assets, .40 of 1% of the next $250 million of average daily net assets and
 .375 of 1% of average daily net assets in excess of $750 million.

Van Eck Associates Corporation also performs accounting and administrative services for Asia Dynasty Fund, Global Balanced Fund, Gold/Resources Fund and International Investors Gold Fund and is paid at an annual rate of .25% of average daily net assets (Asia Dynasty Fund and Global Balanced Fund) or at an annual rate of .25% of the first $750 million of each Fund's average daily net assets and .20% of average daily net assets in excess of $750 million (Gold/Resources Fund and International Investors Gold Fund).

The Adviser, which has been an investment adviser since 1955, also acts as investment adviser or sub-investment adviser to other mutual funds registered with the SEC under the Act and manages or advises managers of portfolios of pension plans and others.

John C. van Eck, Chairman and President of the Trust, and members of his immediate family own 100% of the voting stock of the Adviser. At March 31, 1998, total aggregate assets under management of Van Eck Associates Corporation were approximately $1.1 billion.

PORTFOLIO MANAGERS

John C. van Eck--Chief Gold Strategist of the gold funds. He is Chairman of the Adviser and previously served as the Portfolio Manager of International Investors Gold Fund. Mr. van Eck has over 45 years of investment experience.

Derek S. van Eck--Co-Portfolio Manager of Global Hard Assets Fund. He is the Director of Global Investments and Executive Vice President of the Adviser. Mr. van Eck serves as a Trustee and officer of the Trust and a trustee, officer and/or portfolio manager of other mutual funds advised or sub-advised by the Adviser.

Gary Greenberg--Co-Portfolio Manager of Asia Dynasty Fund and Portfolio Manager of Emerging Markets Growth Fund. He is Managing Director and Chief Investment Officer of Van Eck Global Asset Management (Asia) Limited, and an officer and/or portfolio manager of other mutual funds advised by Van Eck Global Asset Management (Asia) Limited. Prior to joining Van Eck, Mr. Greenberg was Chief Investment Officer and Deputy Managing Director of Peregrine Asset Management (Hong Kong) Limited (July 1994-February 1998) and principal and portfolio manager at Wanger Asset Management Company (June 1992-June 1994).

Gregory Krenzer--Portfolio Manager of U.S. Government Money Fund. He serves as a research analyst for the Adviser specializing in global fixed income securities and is the co-portfolio manager of the Worldwide Bond Fund series of Van Eck Worldwide Insurance Trust.

Lucille Palermo--Portfolio Manager of Gold/Resources Fund and of International Investors Gold Fund. She is Associate Director, Mining Research of the Adviser and serves as an officer of other mutual funds advised by the Adviser. Prior to joining Van Eck, Ms. Palermo was a gold mining analyst at Drexel Burnham Lambert. Ms. Palermo has over 20 years of experience in the investment business.

Kevin Reid--Co-Portfolio Manager of Global Hard Assets and Portfolio Manager of Global Real Estate Fund. He serves as Director of Real Estate Research for the Adviser and is an officer of the Trust and an officer and/or portfolio manager of other mutual funds advised by the Adviser. Prior to joining Van Eck, Mr. Reid was employed by Trammell Crow Co., a real estate company (1988-August 1993) and was a principal in a private contracting firm (September 1993-1994).

David Semple--Co-Portfolio Manager of Asia Dynasty Fund. He is an Investment Director of Van Eck Global Asset Management (Asia) Limited. Prior to joining Van Eck, Mr. Semple was an investment manager with Peregrine Asset Management (Hong Kong) Limited (February 1997-February 1998), a Regional (Asia) Strategist or member of the Group Sales area of Peregrine Brokerage Limited (October 1993-February 1997) and an investment manager at Murray Johnstone, an investment management company (August 1990-October 1993).

SUB-ADVISER

FII, Two World Trade Center, New York, New York 10048, serves as sub-investment adviser to the Global Balanced Fund pursuant to a Sub-Investment Advisory Agreement with the Trust. FII manages the investment operations of the Global Balanced Fund and furnishes the Fund with a continuous investment program that includes which securities should be bought, sold or held. The Adviser manages and administers the business and affairs of the Fund. As compensation for its services, FII is paid a monthly fee at an annual rate of .50% of average daily net assets by the Adviser from the advisory fee it receives from the Fund. FII serves as an investment adviser to other registered investment companies.

FII is an indirect subsidiary of Fiduciary Trust Company International ("FTCI"). FTCI is a New York State chartered bank specializing in investment and administration of assets for pensions and other institutional accounts including individuals and families. FII has access to all of FTCI's investment infrastructure. FTCI began investing globally in the 1960's and serves its worldwide investment management and custody clients from offices in New York, Los Angeles, Miami, Washington, D.C., London, Geneva, Hong Kong and Melbourne. FTCI has over 60 investment professionals. FTCI has over 30 years of experience in global management with over $12 billion managed under the global balanced discipline. As of December 31, 1997, total assets under management by FII, its parent organization FTCI and its subsidiaries, on behalf of all clients, amounted to over $38 billion.

FII assigns a team of managers led by a global strategist, which includes a global equity manager and a global fixed-income manager, to manage the Fund's portfolio of investments. The team consults with the FTCI research department, which includes international analysts who specialize in the equity markets of Japan, Europe, the Pacific Basin and Latin America, when making investment decisions. The three primary portfolio managers for the Global Balanced Fund are listed below:

Anne M. Tatlock--FII's Global Strategist of the Fund. She has been serving in that capacity since the Fund commenced operations. Ms. Tatlock joined FTCI in 1984 and is currently President of the company where she is responsible for managing institutional investment management. Ms. Tatlock is a member of the Board of Directors, the Global Investment Committee and the Investment Policy Committee at FTCI.

Steven J. Miller--FII's Equity Portfolio Manager of the Fund. He joined FTCI in 1994 after working for seven years with Vital Forsikring and Heller Financial, Inc. Mr. Miller is responsible for managing institutional and international portfolios. He is a Senior Vice President of FTCI as well as a member of the Global Investment Committee and the Investment Policy Committee at FTCI.

Anthony S. Gould--FII's Fixed Income Portfolio Manager of the Fund. He has been serving in such capacity since July 1995. Mr. Gould joined FTCI in 1995 following six and a half years at BZW Investment Management, the asset management subsidiary of the Barclays Group. He is a Senior Vice President of FTCI where he is responsible for the management of global and international fixed income portfolios for institutions.

MANAGEMENT DISCUSSION AND ANALYSIS
                               ASIA DYNASTY FUND

It was an unforgettable and difficult year for investors in Asian stock markets, particularly in the second half of 1997. The turmoil in Asia was the global investment story that eclipsed all others in 1997. For the year, the Morgan Stanley Capital International (MSCI) Far East Free ex-Japan Index fell 45.5% Mutual funds invested in Asian markets also suffered. The group of 59 Asian ex-Japan equity funds measured by Micropal, Inc., a mutual fund evaluation service, fell an average 36.3% for the year. By comparison, the Asia Dynasty Fund outperformed the Index and its peers by declining 32.1%.

In the first half of 1997, the Fund achieved good absolute and relative performance by investing heavily in the Greater China region. As Asian's financial plight deepened at the start of the third quarter, the Fund adopted a more defensive strategy. The Fund's cash holding increased substantially, from 1.6% at June 30 to 27% at December 31, and its equity holdings were pared from 64 to 38. These portfolio shifts in the second half helped the Fund outperform for the year.

With regard to country allocation, the Fund maintained an overweighted position in Hong Kong, but was heavily underweighted in the ASEAN markets throughout 1997. In terms of sector allocations, the banking and telecommunication industries were emphasized. At year end, The Hong Kong and Shanghai Banking Corporation (HSBC Holdings) and Hong Kong Telecom accounted for nearly 10% and 7% of total net assets, respectively, and both outperformed the market by a wide margin last year.



                      VAN ECK ASIA DYNASTY FUND (CLASS A)
            VS. MSCI FAR EAST EX-JAPAN FREE INDEX AND S&P 500 INDEX

------------------------------------------------------------------

       Asia Dynasty Fund,     MSCI Far East
       Class A (with sales   Ex-Japan Free Index    S&P 500 Index
             charge)
Mar-93        9,525               10,000                10,000
Jun-93        10,500              11,149                10,049
Sep-93        11,580              12,560                10,308
Dec-93        15,350              18,298                10,547
Mar-94        12,527              14,252                10,147
Jun-94        12,567              14,792                10,190
Sep-94        13,863              16,542                10,688
Dec-94        12,477              14,820                10,687
Mar-95        11,798              14,557                11,727
Jun-95        12,765              15,857                12,847
Sep-95        12,693              15,537                13,868
Dec-95        12,868              15,829                14,702
Mar-96        13,729              17,281                15,492
Jun-96        13,470              17,154                16,187
Sep-96        13,293              16,826                16,687
Dec-96        13,708              17,282                18,078
Mar-97        13,158              16,556                18,563
Jun-97        13,781              17,316                21,804
Sep-97        12,027              14,018                23,437
Dec-97        9,308               9,422                 24,110


Returns for the Van Eck Asia Dynasty Fund - Class A reflect all recurring expenses and include the reinvestment of all dividends and distributions. The maximum sales charge is 4.75%.

Inception date for the Van Eck Asia Dynasty Fund - Class A is 3/22/93.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

This graph compares an initial $10,000 investment made in the Van Eck Asia Dynasty Fund - Class A at its inception with a similar investment in the Morgan Stanley Capital International Far East Ex-Japan Free Index and the S&P 500 Index.

THE MORGAN STANLEY CAPITAL INTERNATIONAL FAR EAST EX-JAPAN FREE INDEX AND THE S&P 500 INDEX ARE UNMANAGED INDICES AND INCLUDE THE REINVESTMENT OF ALL DIVIDENDS, BUT DO NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, ADVISORY FEES OR EXPENSES THAT ARE ASSOCIATED WITH AN INVESTMENT IN THE FUND.

                      VAN ECK ASIA DYNASTY FUND (CLASS B)
            VS. MSCI FAR EAST EX-JAPAN FREE INDEX AND S&P 500 INDEX

--------------------------------------------------------------------
         Asia Dynasty Fund,  MSCI Far East
         Class B (with sales  Ex-Japan Free Index     S&P 500 Index
                charge)
9/1/93          10,000             10,000                10,000
9/93            10,221             10,367                9,923
12/93           13,522             15,103                10,153
3/94            11,012             11,764                9,768
6/94            11,039             12,209                9,809
9/94            12,165             13,654                10,289
12/94           10,933             12,232                10,288
3/95            10,318             12,016                11,289
6/95            11,150             13,088                12,367
9/95            11,059             12,824                13,350
12/95           11,222             13,065                14,153
3/96            11,959             14,263                14,913
6/96            11,723             14,159                15,582
9/96            11,568             13,888                16,064
12/96           11,905             14,265                17,403
3/97            11,386             13,665                17,870
6/97            11,914             14,292                20,989
9/97            10,385             11,571                22,561
12/97           7,831              7,777                 23,209


Returns for the Van Eck Asia Dynasty Fund - Class B reflect all recurring expenses and include the reinvestment of all dividends and distributions. Applicable contingent deferred sales charge taken into account. See sales charge schedule in Purchase of Shares section.

Inception date for the Van Eck Asia Dynasty Fund - Class B is 9/1/93.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

This graph compares an initial $10,000 investment made in the Van Eck Asia Dynasty Fund - Class B at its inception with a similar investment in the Morgan Stanley Capital International Far East Ex-Japan Free Index and the S&P 500 Index.

THE MORGAN STANLEY CAPITAL INTERNATIONAL FAR EAST EX-JAPAN FREE INDEX AND THE S&P 500 INDEX ARE UNMANAGED INDICES AND INCLUDE THE REINVESTMENT OF ALL DIVIDENDS, BUT DO NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, ADVISORY FEES OR EXPENSES THAT ARE ASSOCIATED WITH AN INVESTMENT IN THE FUND.

                         EMERGING MARKETS GROWTH FUND

Although the Fund had risen 19.9% in the first six months of 1997 and as much as 25.7% by the end of July, Asia's debt and currency crisis, which unfolded in late summer, had a negative impact on the Fund's overall performance for 1997. For the twelve months ending December 31, 1997, the Emerging Markets Growth Fund lost 12.2%. This compares to an 11.6% decline in the benchmark Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index) and a 10.3% drop by the Fund's mutual fund peer group as measured by the Lipper Emerging Markets Fund Index.

The Fund's performance in 1997 was most directly affected by Asia's crisis through its Hong Kong holdings, which comprised 12.7% of net assets at June 30 and were reduced to 8.0% at year end.

Overall, the Fund maintained an underweight position in Asia relative to the MSCI EMF Index, with less emphasis on Malaysia, Taiwan, and Korea and greater concentration in China/Hong Kong. Elsewhere in Asia, India was one of the region's positive performers in 1997. At year end and throughout the year, the Fund maintained an overweight position in India, given prospects of a resumption of its economic reform program, improved economic growth and foreign investment flow.

In 1997, Latin America was somewhat immune to the impact of Asia's turmoil. The region continued to benefit from its own economic recovery that followed the peso crisis in early 1995. Mexico led the region as a return of confidence in its economy has pushed shares in consumer goods and financial services companies higher. In 1997, the Fund's holdings in the Mexican brewer Femsa and its listed subsidiaries, Coca-Cola Femsa, were particularly strong. Brazil's impressive response to attacks on its currency reassured investors that although economic growth will dip in 1998, its commitment to economic reform remained in place. In the longer term, Brazil's privatization program will be the key to its economic health. Elsewhere in Latin America, Argentina's market failed to regain momentum at year end due to exaggerated fears of an economic collapse in Brazil. However, IYE de la Patagonia, a regional supermarket chain held by the Fund, rose 91% for the year and was among the region's best performers.

At year end, the Fund held an overweight position in Eastern Europe relative to the MSCI EMF Index, with holdings concentrated in Russia, Hungary and Romania. The Middle East and Africa, highly disparate regions, posted mixed results in 1997.

                 VAN ECK EMERGING MARKETS GROWTH FUND (CLASS A)
                     VS. MSCI EMERGING MERKETS FREE INDEX

-------------------------------------------------------------------------
         Emerging Markets
       Growth Fund, Class A      MSCI Emerging Markets
         (with sales charge)       Free Index            S&P 500 Index
Dec-96            9,530              10,000                 10,000
Jan-97            9,910              10,682                 10,629
Feb-97            10,220             11,140                 10,709
Mar-97            9,780              10,847                 10,269
Apr-97            10,040             10,866                 10,886
May-97            10,671             11,177                 11,541
Jun-97            11,421             11,775                 12,060
Jul-97            11,974             11,951                 13,021
Aug-97            10,848             10,431                 12,291
Sep-97            10,939             10,720                 12,963
Oct-97            9,149              8,961                  12,534
Nov-97            8,415              8,634                  13,111
Dec-97            8,365              8,816                  13,335


Returns for the Van Eck Emerging Markets Growth Fund - Class A reflect all recurring expenses and include the reinvestment of all dividends and distributions. The maximum sales charge is 4.75%.

Inception date for the Van Eck Asia Emerging Markets Growth Fund - Class A is 12/30/96.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

This graph compares an initial $10,000 investment made in the Van Eck Emerging Markets Growth Fund - Class A at its inception with a similar investment in the Morgan Stanley Capital International Emerging Markets Free Index.

THE MORGAN STANLEY CAPITAL INTERNATIONAL FREE INDEX AND THE S&P 500 INDEX ARE UNMANAGED INDICES AND INCLUDE THE REINVESTMENT OF ALL DIVIDENDS, BUT DO NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, ADVISORY FEES OR EXPENSES THAT ARE ASSOCIATED WITH AN INVESTMENT IN THE FUND.

                VAN ECK EMERGING MARKETS GROWTH FUND (CLASS B)
                     VS. MSCI EMERGING MARKETS FREE INDEX

----------------------------------------------------------------
         Emerging Markets      MSCI Emerging
       Growth Fund, Class B    Markets Free
        (with sales charge)      Index           S&P 500 Index
Dec-96          10,000            10,000              10,000
Jan-97          10,420            10,682              10,629
Feb-97          10,746            11,140              10,709
Mar-97          10,284            10,847              10,269
Apr-97          10,557            10,866              10,886
May-97          11,229            11,177              11,541
Jun-97          12,017            11,775              12,060
Jul-97          12,587            11,951              13,021
Aug-97          11,415            10,431              12,291
Sep-97          11,500            10,720              12,963
Oct-97          9,622             8,961               12,534
Nov-97          8,841             8,634               13,111
Dec-97          8,447             8,816               13,335


Returns for the Van Eck Emerging Markets Growth Fund - Class B reflect all recurring expenses and include the reinvestment of all dividends and distributions. Applicable contingent deferred sales charge taken into account. See sales charge schedule in Purchase of Shares section.

Inception date for the Van Eck Emerging Markets Growth Fund - Class B is
12/30/96.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

This graph compares an initial $10,000 investment made in the Van Eck Emerging Market Growth Fund - Class B at its inception with a similar investment in the Morgan Stanley Capital International Emerging Markets Free Index.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX AND THE S&P 500 INDEX ARE UNMANAGED INDICES AND INCLUDE THE REINVESTMENT OF ALL DIVIDENDS, BUT DO NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, ADVISORY FEES OR EXPENSES THAT ARE ASSOCIATED WITH AN INVESTMENT IN THE FUND.

                VAN ECK EMERGING MARKETS GROWTH FUND (CLASS C)
                     VS. MSCI EMERGING MARKETS FREE INDEX

---------------------------------------------------------------------------
        Emerging Markets
         Growth Fund,
       Class C (with sales      MSCI Emerging Markets
            charge)                   Free Index            S&P 500 Index
Dec-96      10,000                      10,000                   10,000
Jan-97      10,399                      10,682                   10,629
Feb-97      10,725                      11,140                   10,709
Mar-97      10,263                      10,847                   10,269
Apr-97      10,536                      10,866                   10,886
May-97      11,197                      11,177                   11,541
Jun-97      11,985                      11,775                   12,060
Jul-97      12,566                      11,951                   13,021
Aug-97      11,384                      10,431                   12,291
Sep-97      11,479                      10,720                   12,963
Oct-97      9,601                       8,961                    12,534
Nov-97      8,831                       8,634                    13,111
Dec-97      8,711                       8,816                    13,335


Returns for the Van Eck Emerging Markets Growth Fund - Class C reflect all recurring expenses and include the reinvestment of all dividends and distributions. One-year redemption charge of 1% taken into account.

Inception date for the Van Eck Emerging Market Fund - Class C is 12/30/96.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

This graph compares an initial $10,000 investment made in the Van Eck Emerging Markets Growth Fund - Class C at its inception with a similar investment in the Morgan Stanley Capital International Emerging Markets Free Index.

THE MORGAN STANLEY CAPITAL INTERNATIONAL FREE INDEX AND THE S&P 500 INDEX ARE UNMANAGED INDICES AND INCLUDE THE REINVESTMENT OF ALL DIVIDENDS, BUT DO NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, ADVISORY FEES OR EXPENSES THAT ARE ASSOCIATED WITH AN INVESTMENT IN THE FUND.

                             GLOBAL BALANCED FUND

Once again, as they did in 1995 and 1996, global equity markets registered strong gains in 1997, with western markets considerably more upbeat than those in Asia. Although global bond markets benefited from falling inflation expectations in the wake of Asia's turmoil, the strength of the U.S. dollar limited gains to unhedged investors. The Global Balanced Fund had a strong year in 1997, achieving a total return of 14.8%. This compares very favorably to the average 8.6% return posted by the 72 global asset allocation/global market funds as measured by Micropal, Inc., a mutual fund evaluation service. The Fund's limited exposure to Japanese and Asian Pacific equities contributed to its superior performance in 1997.

In aggregate, global equity markets turned in a solid performance in 1997, gaining 15.8%. However, as has been the norm through the 1990s, performance varied significantly among individual regions. Strong earnings growth and a favorable interest rate environment propelled the U.S. stock market to a 33.4% gain, as measured by the S&P 500 Index. The UK, Europe and Latin America turned in solid 20%-plus returns; unfortunately, Asian countries posted returns of a similar magnitude in negative territory. This was largely due to the meltdown of Asian currencies, equities and economies--the investment story that eclipsed all others this past year. The fallout soon spread to Japan's already fragile market and economy, as well as to Latin America's previously healthy markets. Europe, the UK and the U.S., although affected by the turmoil, were more resilient and thus able to recover from an initial bout of investor jitters.

In 1997, the MSCI Far East Emerging Markets Free Index declined 56.2% (34.6% in local terms). The Fund maintained minimal exposure to the Asia Pacific region, focusing on defensive companies like Telstra (Australian telecom), and long-term investments such as HSBC Holdings (based in Hong Kong, but more appropriately classified as a global banking group).

For global fixed income markets, 1997 was marked by four major themes: 1) the fall of global inflation rates and expectations; 2) the continued strength of the U.S. dollar; 3) the march towards EMU; and most recently, 4) Asia's turbulence. While not well positioned for the first of these trends, the Fund was well placed to profit from the latter three.

With regard to currency exposure in 1997, the Fund's bond currency allocations were overweight (relative to the Salomon Smith Barney World Government Bond Index) in dollar bloc allocations, underweight in European currencies and underweight in Japanese yen. Correspondingly, 35% to 40% of the Fund's yen and core-European equity exposure was hedged back into dollars. Overall, the Fund remained overweight in the U.S. dollar, acknowledging, however, that any additional appreciation is unlikely to match 1996's advance. The Sub-Adviser made more significant changes in bond market exposures, increasing duration exposures in both the dollar bloc and Europe.

                    VAN ECK GLOBAL BALANCED FUND (CLASS A)
                  VS. GLOBAL BALANCED INDEX AND S&P 500 INDEX


-------------------------------------------------------------------
       Global Balanced Fund,
       Class A (with sales
              charge)         Global Balanced Index     S&P 500 Index
Dec-93          9,520                10,000                10,000
Mar-94          9,201                10,050                9,621
Jun-94          9,171                10,265                9,661
Sep-94          9,451                10,456                10,134
Dec-94          9,149                10,439                10,132
Mar-95          9,462                11,194                11,119
Jun-95          10,037               11,730                12,180
Sep-95          10,351               12,080                13,148
Dec-95          10,548               12,578                13,940
Mar-96          10,732               12,796                14,688
Jun-96          10,998               13,049                15,347
Sep-96          11,214               13,312                15,821
Dec-96          11,844               13,815                17,140
Mar-97          11,833               13,620                17,600
Jun-97          13,273               15,010                20,672
Sep-97          13,767               15,368                22,221
Dec-97          13,594               15,173                22,859



Returns for the Van Eck Global Balanced Fund - Class A reflect all recurring expenses and include the reinvestment of all dividends and distributions. The maximum sales charge is 4.75%.

Inception date for the Van Eck Global Balanced Fund - Class A is 12/20/93.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Global Balanced Index consists of 60% Morgan Stanley Capital International World Equity Index and 40% Salomon Smith Barney World Government Bond Index.

This graph compares an initial $10,000 investment made in the Van Eck Global Balanced Fund - Class A at its inception with a similar investment in a Global Balanced Index and the S&P 500
Index.

THE GLOBAL BALANCED INDEX AND THE S&P 500 INDEX ARE UNMANAGED INDICES AND INCLUDE THE INVESTMENT OF ALL DIVIDENDS, BUT DO NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, ADVISORY FEES OR EXPENSES THAT ARE ASSOCIATED WITH AN INVESTMENT IN THE FUND.

                    VAN ECK GLOBAL BALANCED FUND (CLASS B)
                  VS. GLOBAL BALANCED INDEX AND S&P 500 INDEX

--------------------------------------------------------------------
         Global Balanced Fund,
         Class B (with sales    Global
               charge)          Balanced Index       S&P 500 Index

Dec-93         10,000             10,000                    10,000
Mar-94         9,654              10,050                    9,621
Jun-94         9,591              10,265                    9,661
Sep-94         9,864              10,456                    10,134
Dec-94         9,516              10,439                    10,132
Mar-95         9,833              11,194                    11,119
Jun-95         10,424             11,730                    12,180
Sep-95         10,741             12,080                    13,148
Dec-95         10,899             12,578                    13,940
Mar-96         10,069             12,796                    14,688
Jun-96         11,323             13,049                    15,347
Sep-96         11,524             13,312                    15,821
Dec-96         12,152             13,815                    17,140
Mar-97         12,128             13,620                    17,600
Jun-97         13,590             15,010                    20,672
Sep-97         14,074             15,368                    22,221
Dec-97         13,685             15,173                    22,859


Returns for the Van Eck Global Balanced Fund - Class B reflect all recurring expenses and include the reinvestment of all dividends and distributions. Applicable contingent deferred sales charge taken into account. See sales charge schedule in Purchase of Shares section.

Inception date for the Van Eck Global Balanced Fund - Class B is 12/20/93.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Global Balanced Index consists of 60% Morgan Stanley Capital International World Equity Index and 40% Salomon Smith Barney World Government Bond Index.

This graph compares an initial $10,000 investment made in the Van Eck Global Balanced Fund - Class B at its inception with a similar investment in the Global Balanced Index and the S&P 500 Index.

THE MORGAN STANLEY CAPITAL INTERNATIONAL FAR EAST EX-JAPAN FREE INDEX AND THE S&P 500 INDEX ARE UNMANAGED INDICES AND INCLUDE THE REINVESTMENT OF ALL DIVIDENDS, BUT DO NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, ADVISORY FEES OR EXPENSES THAT ARE ASSOCIATED WITH AN INVESTMENT IN THE FUND.

                            GLOBAL HARD ASSETS FUND

The Global Hard Assets Fund rose 14.3% in 1997. The Fund outperformed most of its relevant benchmarks last year, including commodities (down 14.1%), gold and gold-mining shares (down 21.4% and 39.8%, respectively), and natural resource equities (off 0.5%). Within the hard assets group, only real estate, which rose 18.6%, outpaced the Fund. Since its inception in November 1994, the Fund has provided shareholders with a 24.1% compound annual rate of growth, outpacing all its benchmarks and outperforming the broader global equity markets, which returned 14.4% annually for the period as measured by Morgan Stanley Capital International World Index (with net dividends reinvested).

Throughout the year, the shifting economic picture was critical to the performance of hard asset securities and commodities and to the Fund's sector allocations. For example, in the first nine months, strong economic growth fueled the outperformance of natural resource companies. By contrast, the more interest-rate sensitive real estate sector out-performed in the fourth quarter as Asia's plight dampened economic growth expectations and caused interest rates to fall. Sector allocations generally mirrored this pattern. Natural resource shares accounted for 60% of assets at midyear and were pared to less than 45% of assets by year end; specifically, the Adviser reduced the Fund's exposure to oil, metals and mining and forest product holdings. Real estate shares represented approximately 25% of assets through September 30 and were increased to nearly 40% by year end, based on their relative attractiveness. Throughout the year, the Fund's gold position was maintained at the minimum 5%--in hindsight, a very prudent decision given that gold and gold-mining shares suffered their worst performance in decades.

The Fund's leading performers in 1997 included equity holdings in oil service and drilling companies, real estate companies and selected energy exploration and production companies.

Commodity holdings contributed to the Fund's performance, despite the group's lackluster return for the year. The bulk of commodity profits came from hedging energy equity positions through short positions in crude and heating oil. These positions were particularly helpful during the fourth quarter of the year as oil prices fell more than 20%, following OPEC's decision to increase production quotas by 10%, and tensions in the Middle East subsided. In addition, some opportunistic long positions benefited the Fund; these included holdings in aluminum and zinc.

                   VAN ECK GLOBAL HARD ASSETS FUND (CLASS A)
               VS. IBBOTSON HARD ASSETS INDEX AND S&P 500 INDEX

----------------------------------------------------------------
                 Gold/Resources Fund
                  (with sales charge)    S&P 500 Index

Dec-87                   9,423               10,000
Jun-88                   8,649               11,273
Dec-88                   7,414               11,661
Jun-89                   7,281               13,590
Dec-89                   8,814               15,356
Jun-90                   6,929               15,831
Dec-90                   6,490               14,879
Jun-91                   6,357               17,001
Dec-91                   6,226               19,412
Jun-92                   6,426               19,281
Dec-92                   5,945               20,891
Jun-93                   9,736               21,909
Dec-93                   10,588              22,996
Jun-94                   9,419               22,217
Dec-94                   8,935               23,300
Jun-95                   9,002               28,010
Dec-95                   9,319               32,056
Jun-96                   10,120              35,292
Dec-96                   9,553               39,416
Jun-97                   7,799               47,538
Dec-97                   5,795               52,566


Returns for the Van Eck Hard Assets Fund - Class A reflect all recurring expenses and include the reinvestment of all dividends and distributions. The maximum sales charge is 4.75%.

Inception date for the Van Eck Global Hard Assets Fund - Class A is 11/2/94.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

This graph compares an initial $10,000 investment made in the Van Eck Global Hards Asset Fund - Class A at its inception with a similar investment in the Ibbotson Hard Assets Index and the S&P 500 Index.

THE IBBOTSON HARD ASSETS INDEX AND THE S&P 500 INDEX ARE UNMANAGED INDICES AND INCLUDE THE REINVESTMENT OF ALL DIVIDENDS, BUT DO NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, ADVISORY FEES OR EXPENSES THAT ARE ASSOCIATED WITH AN INVESTMENT IN THE FUND.

                   VAN ECK GLOBAL HARD ASSETS FUND (CLASS B)
               VS. IBBOTSON HARD ASSETS INDEX AND S&P 500 INDEX
-------------------------------------------------------------------


         Global Hard Assets Fund,    Ibbotson Hard
         Class B (with sales charge) Assets Index      S&P 500 Index

4/24/96            10,000                10,000            10,000
Jun-96             10,303                 9,614            10,297
Sep-96             10,825                 9,637            10,615
Dec-96             12,455                10,216            11,500
Mar-97             12,455                 9,991            11,808
Jun-97             13,477                10,312            13,870
Sep-97             16,037                10,915            14,909
Dec-97             13,764                 9,143            15,337


Returns for the Van Eck Global Hard Assets Fund - Class B reflect all recurring expenses and include the reinvestment of all dividends and distributions. Applicable contingent deferred sales charge taken into account. See sales charge schedule in Purchase of Shares section.

Inception date for the Van Eck Global Hard Assets Fund - Class B is 4/24/96.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

This graph compares an initial $10,000 investment made in the Van Eck Global Hard Assets Fund - Class B at its inception with a similar investment in the Ibbotson Hard Assets Index and the S&P 500 Index.

THE IBBOTSON HARD ASSETS INDEX AND THE S&P 500 INDEX ARE UNMANAGED INDICES AND INCLUDE THE REINVESTMENT OF ALL DIVIDENDS, BUT DO NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, ADVISORY FEES OR EXPENSES THAT ARE ASSOCIATED WITH AN INVESTMENT IN THE FUND.

                   VAN ECK GLOBAL HARD ASSETS FUND (CLASS C)
               VS. IBBOTSON HARD ASSETS INDEX AND S&P 500 INDEX

--------------------------------------------------------------
         Global Hard
         Assets Fund,
            Class C           Ibbotson Hard
        (with sales charge)   Assets Index     S&P 500 Index
11/2/94        10,000           10,000           10,000
Dec-94         9,885            9,720            9,779
Mar-95         10,420           9,880            10,731
Jun-95         10,914           10,120           11,755
Sep-95         11,292           10,446           12,689
Dec-95         11,954           10,689           13,453
Mar-96         13,387           11,457           14,175
Jun-96         14,365           11,288           14,812
Sep-96         15,092           11,315           15,269
Dec-96         17,354           11,994           16,542
Mar-97         17,354           11,730           16,986
Jun-97         18,776           12,106           19,951
Sep-97         22,338           12,815           21,446
Dec-97         19,733           10,735           22,061


Returns for the Van Eck Hard Assets Fund - Class C reflect all recurring expenses and include the reinvestment of all dividends and distributions. One-year redemption charge of 1% taken into account where applicable.

Inception date for the Van Eck Global Hard Assets Fund - Class C is 11/2/94.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

This graph compares an initial $10,000 investment made in the Van Eck Global Hard Assets Fund - Class C at its inception with a similar investment in the Ibbotson Hard Assets Index and the S&P 500 Index.

THE IBBOTSON HARD ASSETS INDEX AND THE S&P 500 INDEX ARE UNMANAGED INDICES AND INCLUDE THE REINVESTMENT OF ALL DIVIDENDS, BUT DO NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, ADVISORY FEES OR EXPENSES THAT ARE ASSOCIATED WITH AN INVESTMENT IN THE FUND.

                              GOLD/RESOURCES FUND

The year 1997 was an extraordinary and difficult one for the gold market. The price of gold fell to $289.05 an ounce at the end of 1997, down 21% from the previous year. For the year, the Gold/Resources Fund lost 39.3%, less than the 43.9% average decline posted by its peer group of 40 gold funds as measured by the Lipper Gold Fund Index.

Gold's poor performance in 1997 weighed heavily on gold-mining shares around the world. The worst affected region was Australia, as its currency was hard hit by its export exposure to Asia. The Australian Stock Exchange Gold Index declined 44% in local currency terms and 55% in U.S. dollar terms. During the year, the Adviser reduced the Fund's Australian exposure to 16%.

The Johannesburg Gold Index was the second-worst performer in 1997, registering a decline of 49% in U.S. dollar terms (47% in rand terms).

The Toronto Gold & Silver Index fell 46% last year in U.S. dollar terms (44% in Canadian dollars), making Canada the second-best performer. The Canadian junior sector was especially hard hit after the Bre-X Minerals scandal, with some exploration shares falling up to 90% by year end (the Fund owned no Bre-X shares). The Fund was never more than 15%-20% invested in the juniors and escaped the worst of the carnage.

In 1997, the U.S. was clearly the place to be. The Philadelphia Gold & Silver Index (XAU) slid 37%, helped by a relatively mild decline of under 15% for Battle Mountain, a low-cost, financially sound producer. At year end, U.S. companies represented 34% of the Fund. Finally, reflecting the Adviser's cautious stance on gold and gold shares, the Fund was nearly 10% in cash at year end.

                          VAN ECK GOLD/RESOURCES FUND
                               VS. S&P 500 INDEX


------------------------------------------------
        Gold/Resources Fund
         (with sales charge)    S&P 500 Index
Dec-87          9,423                10,000
Jun-88          8,649                11,273
Dec-88          7,414                11,661
Jun-89          7,281                13,590
Dec-89          8,814                15,356
Jun-90          6,929                15,831
Dec-90          6,490                14,879
Jun-91          6,357                17,001
Dec-91          6,226                19,412
Jun-92          6,426                19,281
Dec-92          5,945                20,891
Jun-93          9,736                21,909
Dec-93          10,588               22,996
Jun-94          9,419                22,217
Dec-94          8,935                23,300
Jun-95          9,002                28,010
Dec-95          9,319                32,056
Jun-96          10,120               35,292
Dec-96          9,553                39,416
Jun-97          7,799                47,538
Dec-97          5,795                52,566



Returns for the Van Eck Gold/Resources Fund reflect all recurring expenses and include the reinvestment of all dividends and distributions. The maximum sales charge is 5.75%.

Inception date for the Van Eck Gold/Resources Fund is 2/15/86.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

This graph compares an initial $10,000 investment made in the Van Eck Gold/Resources Fund ten years ago with a similar investment in the S&P 500 Index.

THE S&P 500 INDEX IS AN ARE UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL DIVIDENDS, BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, ADVISORY FEES OR EXPENSES THAT ARE ASSOCIATED WITH AN INVESTMENT IN THE FUND.

                       INTERNATIONAL INVESTORS GOLD FUND

The year 1997 was an extraordinary and difficult one for the gold market. The price of gold fell to $289.05 an ounce at the end of 1997, down 21% from the previous year. For the year, the International Investors Gold Fund lost 36.0%, less than the 43.9% average decline posted by its peer group of 40 gold funds as measured by the Lipper Gold Fund Index.

Gold's poor performance in 1997 weighed heavily on gold-mining shares around the world. The worst affected region was Australia, as its currency was hurt by its export exposure to Asia. The Australian Stock Exchange Gold Index declined 44% in local currency terms and 55% in U.S. dollar terms. During the year, the Adviser reduced the Fund's Australian exposure to 8%.

The Johannesburg Gold Index was the second-worst performer in 1997, registering a decline of 49% in U.S. dollar terms (47% in rand terms).

The Toronto Gold & Silver Index fell 46% last year in U.S. dollar terms (44% in Canadian dollars), making Canada the second-best performer. The Canadian junior sector was especially hard hit after the Bre-X Minerals scandal, with some exploration shares falling up to 90% by year end (the Fund owned no Bre-X shares). The Fund was never more than 6%-7% invested in the juniors and escaped relatively unharmed by the carnage.

In 1997, the U.S. was clearly the place to be. The Philadelphia Gold & Silver Index (XAU) slid 37%, helped by a relatively mild decline of under 15% for Battle Mountain, a low-cost, financially sound producer. At year end, U.S. companies represented 24% of the Fund, including some 7% in non-gold investments (primarily energy and real estate). Finally, reflecting the Adviser's cautious stance on gold and gold shares, the Fund was 20% in cash at year end.

                   VAN ECK INTERNATIONAL INVESTORS GOLD FUND
                  VS. MSCI GOLD MINES INDEX AND S&P 500 INDEX

-------------------------------------------------------------
            International
              Investors
             Gold Fund       MSCI Gold
        (with sales charge)  Mines Index  S&P 500 Index

Dec-87          9,427          10,000         10,000
Jun-88          7,949          7,699          11,273
Dec-88          7,349          6,652          11,661
Jun-89          7,886          7,069          13,590
Dec-89          11,118         9,950          15,356
Jun-90          8,754          7,458          15,831
Dec-90          8,114          7,370          14,879
Jun-91          8,872          7,368          17,001
Dec-91          8,322          6,771          19,412
Jun-92          7,593          6,040          19,281
Dec-92          5,902          4,911          20,891
Jun-93          10,803         9,641          21,909
Dec-93          12,595         11,313         22,996
Jun-94          11,365         9,822          22,217
Dec-94          12,463         10,050         23,300
Jun-95          10,987         10,507         28,010
Dec-95          11,350         10,645         32,056
Jun-96          11,849         11,138         35,292
Dec-96          10,287         10,348         39,416
Jun-97          8,513          8,187          47,538
Dec-97          6,584          6,231          52,566



Returns for the Van Eck International Investors Gold Fund reflect all recurring expenses and include the reinvestment of all dividends and distributions.
The maximum sales charge is 5.75%.

Inception date for the Van Eck International Investors Gold Fund is 2/10/56.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

This graph compares an initial $10,000 investment made in the Van Eck International Investors Gold Fund ten years ago with a similar investment in the Morgan Stanley Gold Mines Index and the S&P 500 Index.

THE MORGAN STANLEY GOLD MINES INDEX AND THE S&P 500 INDEX ARE UNMANAGED INDICES AND INCLUDE THE REINVESTMENT OF ALL DIVIDENDS, BUT DO NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, ADVISORY FEES OR EXPENSES THAT ARE ASSOCIATED WITH AN INVESTMENT IN THE FUND.

EXPENSES

Each Fund bears all expenses of its operation other than those incurred by the Adviser or its affiliate under its Advisory Agreement with the Trust. In particular, the Funds pay: investment advisory fees, custodian fees and expenses, legal, accounting and auditing fees and expenses, brokerage fees, taxes, expenses of preparing prospectuses and shareholder reports for existing shareholders, registration fees and expenses (including compensation of employees of the Adviser or its affiliate in relation to the time spent on such matters), Rule 12b-1 distribution expenses (exclusive of International Investors), expenses of the transfer and dividend disbursing agent, the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser, the Sub-Adviser or any of their affiliates, and any extraordinary expenses. Expenses incurred jointly by the Funds are allocated among the Funds in a manner determined by the Trustees to be fair and equitable. Under the Advisory Agreements, the Adviser provides the Funds with office space, facilities and simple business equipment and provides the services of executive and clerical personnel for administering the affairs of the Funds. The Adviser compensates Trustees of the Trust if such persons are employees or affiliates of the Adviser or its affiliates. The Funds reimburse the Adviser for its costs in servicing shareholder accounts and maintaining books and records of each Fund, including general ledger and daily net asset value accounting.

The Adviser may from time to time, at its discretion, waive the management fee and/or agree to pay some or all expenses of the Funds. This has the effect of increasing the yield and total return of the Funds during this period.

                             PLAN OF DISTRIBUTION

Each of the Funds (except International Investors Gold Fund) has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Plans") under the Act. The Plans may be terminated at any time by the vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the respective Fund or Class. These plans fall into two broad categories: reimbursement plans and compensation plans. The fees under all Plans are paid quarterly. The National Association of Securities Dealers, Inc. rules may limit the amount payable under the Plans.

Under a reimbursement type plan, the fees, or a percentage thereof, are used for payments to Agents and Brokers who service shareholder accounts of a Fund and the remainder is used for other actual promotional and distribution expenses incurred by the Distributor. A Plan's fees accrued by a Fund in excess of payments to Brokers and Agents and reimbursement to the Distributor for its actual expenses will be retained by the Fund. A reimbursement type plan does not provide for the payment of interest as a distribution expense.

Under a compensation type plan, the fees under the Plan are not directly tied to expenses and payments by the Fund may be more or less than actual expenses incurred under the Plan. The excess of fees received over expenditures may constitute a "profit" to the Distributor.

Both reimbursement and compensation type plans may have a "carry-forward" provision. This provision provides that any reimbursable or payable amount under the Plan attributable to a fiscal year of the Fund may be paid by the Fund in a subsequent fiscal year, including after the termination of a Plan. Amounts payable or reimbursable to the Distributor under the Plan that are not paid because they exceed the annual limitation (carry-forward amounts) are carried forward by the Funds to subsequent years and are paid within the annual limitation in accordance with the Plans. Consequently, shareholders may pay distribution expenses incurred by a Fund prior to becoming a shareholder. Under a Plan without a carry-forward provision, fees paid by a Fund are paid or used to reimburse the Distributor for servicing, promotional and distribution expenses incurred only during the applicable fiscal year.

In the event a Plan with a carry-forward provision is terminated, the Distributor would not be entitled to reimbursement in respect of costs incurred in, or payment for, performing distribution activities which occur after termination of the Plan. However, the Distributor would be entitled to reimbursement of all carry-forward amounts and other costs properly incurred in respect of shares distributed prior to termination of the Plan. The Fund would continue to make payments to the Distributor subject to the annual limitation until such time as all such amounts had been reimbursed.

Asia Dynasty Fund-A, Gold/Resources Fund-A and U.S. Government Money Fund have reimbursement type plans. The 12b-1 fees are accrued daily at an annual rate of .50% (Asia Dynasty Fund-A) and .25% of average daily net assets (Gold/Resources Fund and U.S. Government Money Fund). Asia Dynasty Fund-A's Plan has a carry-forward provision.

Asia Dynasty-B, Emerging Markets Growth Fund-A, -B and -C, Global Balanced-A and -B, Global Hard Assets Fund-A, -B and -C and Global Real Estate Fund-A, -B and -C have compensation type plans. The 12b-1 fees are accrued daily at an annual rate of .50% of average daily net assets for Class A and at an annual rate of 1.00% of average daily net assets for Class B and Class C. These Plans have a carry-forward provision which provides that the Distributor, in the event of termination of the Plans, will recoup amounts expended under the Plan, subject to the annual limitation. For the periods prior to April 30, 1999, the Distributor has agreed, with respect to Plans with a carry-forward provision, notwithstanding anything to the contrary in the Plan, to waive its right to reimbursement of carry-forward amounts in the event the Plan is terminated unless the Board of Trustees has determined that reimbursement of such carry-forward amounts is appropriate.

Each Fund pays dealers, through the Distributor, (i) a service fee and a distribution fee, at the time the shares are sold, not to exceed .25% for Class A shares and .75% for Class B shares, of the net asset value of such shares (excluding shares issued for reinvested dividends and distributions) and (ii) after the first anniversary of the sale of shares, fees for services and distribution at annual rates not to exceed an annual rate of .75% for Class C shares, of the average daily net assets (including shares issued for reinvested dividends and distributions). The Distributor may retain from the distribution fee, for the payment of distribution expenses, an amount not to exceed an annual rate of .50% of the average daily net assets. No dealer will receive more than .25% of average daily net assets for servicing. The Distributor will monitor payments under the Plans and will reduce such payments or take such other steps as may be necessary, including payments from its own resources, to assure that Plan payments are consistent with the applicable rules of the National Association of Securities Dealers, Inc.

Holders of Class C shares on which service and distribution fees were paid at the time of sale will be required to pay to the Fund a contingent deferred redemption charge of 1% of the lower of cost or the then current net asset value of any shares redeemed from that Fund before the first anniversary of their purchase. If the shares are exchanged into another fund in the Van Eck Group of Funds offering Class C shares and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund for the first fund.

Of the amounts expended under the Plan for the fiscal year ended December 31, 1997 for all of the Funds, approximately 58% was paid to Brokers and Agents who sold shares and/or service shareholder accounts of the Funds. The remaining 42% was retained by the Distributor as reimbursement for expenses such as printing and mailing prospectuses and sales material to other than current Fund shareholders.

The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities such as shares of a mutual fund. Although the scope of this prohibition under the Glass-Steagall Act has not been fully defined, in the Distributor's opinion it should not prohibit banks from being compensated for shareholder servicing. If, because of changes in law or regulation, or because of new interpretations of existing law, a bank or the Funds were prevented from continuing these arrangements, it is expected that the Board would make other arrangements for these services and that shareholders would not suffer adverse financial consequences.

                                  ADVERTISING

From time to time, the Funds may use various media to advertise performance. Past performance is not necessarily indicative of future performance.

U.S. Government Money Fund may advertise its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized," i.e. the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

All Funds except U.S. Government Money Fund may advertise performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes the maximum sales charge is deducted from the initial $1,000 payment and assumes all dividends and distributions by the Funds are reinvested on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts. In addition, these Funds may advertise aggregate total return for a specified period of time which is determined by ascertaining the percentage change in the net asset value of shares of a Fund initially purchased assuming reinvestment of dividends and capital gains distributions on such shares without giving effect to the length of time of the investment. Sales loads and other non-recurring expenses may be excluded from the calculation of rates of return with the result that such rates may be higher than if such expenses and sales loads were included. All other fees will be included in the calculation of rates of return. Performance of the Funds is computed separately for each Class.

The annual total return, before sales charges, of International Investors Gold Fund for each of the twenty years ended December 31, below, was:

 1978    1979  1980   1981     1982    1983    1984    1985    1986     1987
 -----  ------ ----- ------- -------- ------- ------- ------- ------- --------
  9.5%  176.7% 64.6% (19.8%)    51.9%    8.8% (22.9%)  (2.0%)     34%    34.7%
 1988    1989  1990   1991     1992    1993    1994    1995    1996     1997
 -----  ------ ----- ------- -------- ------- ------- ------- ------- --------
 (22%)   51.3% (27%)   2.56% (29.09%) 113.41% (1.04%) (8.93%) (9.37%) (36.00)%

The Funds may quote performance results from recognized services and publications which monitor the performance of mutual funds and the Funds may compare their performance to various published historical indices. These include market, economic and performance data and indices. For example, the Funds may quote Morningstar ratings; market performance of the S&P 500; performance of various economies or economic indicators; or compilations of historical performance data from rating agencies. Micropal, Ltd., a worldwide mutual fund performance evaluation service, is one such rating agency. Lipper Analytical Services is another such rating agency. The Lipper performance analysis assumes reinvestment of capital gains and distributions, but does not give effect to sales charges or taxes. Asia Dynasty Fund is rated in the Asia ex-Japan Funds category; Global Balanced Fund is rated in the Global Balanced Funds or the Global Asset Allocation category; Global Hard Assets Fund is rated in the Natural Resources Funds category or the Global Equity Funds category. Gold/Resources Fund and International Investors Gold Fund are rated in the Gold Oriented Funds category. Asia Dynasty Fund may be compared to a Morgan Stanley Capital International Index, an Asia (Ex-Japan) Index or another appropriate index. The Morgan Stanley Capital International Equity and Salomon Brothers World Bond Indices, among others, are indices to which the Global Balanced Fund may be compared. Emerging Markets Growth Fund may be compared to a Morgan Stanley Capital International Index, or another appropriate index. Global Hard Assets Fund may be compared to the Ibbotson Hard Assets Index or Morgan Stanley natural resource indices. Global Real Estate Fund may be compared to the following indices; Salomon Brothers World Property Index, Morgan Stanley Capital International Real Estate Index, NAREIT Equity Index, Wilshire Real Estate Securities Index and Morgan Stanley REIT Index, among others. Gold/Resources Fund and International Investors Gold Fund may be compared to indices such as the historical price of gold. See the Appendix in the Statement of Additional Information.

                                     TAXES

Each Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Code and will not pay federal income or excise taxes to the extent that it distributes its net taxable investment income and capital gains. See "Taxes" in the Statement of Additional Information.

Notice as to the tax status of a shareholder's dividends and distributions will be mailed to shareholders annually. Income from dividends and distributions is normally taxable whether or not reinvested. Distributions from net investment income and short-term capital gains are taxed as ordinary income. Distributions of long-term capital gains are taxed at capital gain rates. Dividends or distributions declared in December of any calendar year but paid during January of the following year are treated as received by a shareholder on December 31 of the calendar year. Only a portion of the dividends paid by the Funds except U.S. Government Money Fund are likely to qualify for the 70% dividends received deduction allowable to corporations. None of the dividends paid by the U.S. Government Money Fund qualifies for such deduction. If the Funds fulfill certain requirements, shareholders may be able to claim a foreign tax credit or deduction with respect to certain foreign withholding or other taxes paid to foreign governments during the year.

Distributions of net investment income, and short-term capital gains if any, made to non-resident aliens will be subject to 30% withholding or lower tax treaty rates because such distributions are considered U.S. source income. Currently, the Funds are not required to withhold tax from long-term capital gains distributions paid to non-resident aliens.

The foregoing discussion relates only to generally applicable federal income tax provisions. Shareholders should consult their own tax advisors regarding taxes, including foreign, state and local taxes, applicable to dividends, distributions, exchanges and redemptions.

                           DESCRIPTION OF THE TRUST

Van Eck Funds is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts.

The Trustees have authority to issue an unlimited number of shares of beneficial interest of each Fund (funds), $.001 par value. Currently eight Funds of the Trust are being offered, which shares constitute the interests in the Asia Dynasty Fund (Class A and B), Global Balanced Fund (Class A and B), Emerging Markets Growth Fund (Class A, B and C), Global Hard Assets Fund (Class A, B and C), Global Real Estate Fund (Class A, B and C), Gold/Resources Fund (Class A), International Investors Gold Fund (Class A), and U.S. Government Money Fund. Asia Dynasty Fund, Emerging Markets Growth Fund, Gold/Resources Fund, International Investors Gold Fund and U.S. Government Money Fund are classified as diversified funds and Global Balanced Fund, Global Hard Assets Fund and Global Real Estate Fund are classified as non-diversified funds under the Act. A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. A non-diversified fund is any fund other than a diversified fund. This means that the Fund at the close of each quarter of its taxable year, must, in general, limit its investments in the securities of a single issuer to (i) no more than 25% of its assets, (ii) with respect to 50% of the Fund's assets, no more than 5% of its assets, and (iii) the Fund will not own more than 10% of outstanding voting securities. A Fund is a separate pool of assets which is separately managed and which may have different investment objectives from those of another Fund. The Trustees have the authority, without the necessity of a shareholder vote, to create any number of new Funds.

Each share of a Fund has equal dividend, redemption and liquidation rights, and, when issued, is fully paid and non-assessable by the Trust, except that expenses related to the distribution of shares of the separate classes, if any, would be borne by the respective classes as appropriate, and could have differing voting rights regarding, for example, the Plans of Distribution. Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the Act. The Board of Trustees is a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. Shareholders of all Funds are entitled to vote on matters affecting all of the Funds (such as the election of Trustees and ratification of the selection of the Trust's independent accountants). On matters affecting an individual Fund a separate vote of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter not affecting that Fund.

Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

                            ADDITIONAL INFORMATION

CUSTODIAN

The Custodian of the assets of the Trust is The Chase Manhattan Bank, Chase Metrotech Center, Brooklyn, New York 11245.

TRANSFER AGENT

DST Systems, Inc., 210 W. 10th St., 8th Floor, Kansas City, Missouri 64105, serves as the Funds' transfer agent.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019, provides audit services, consultation and advice with respect to financial information in the Trust's filings with the Securities and Exchange Commission, consults with the Trust on accounting and financial reporting matters and prepares the Trust's tax returns.

COUNSEL

Goodwin, Procter & Hoar LLP, One Exchange Place, Boston, Massachusetts 02109, serves as Counsel for the Trust.

Your Investment Dealer is:
---------------------------







VAN ECK GLOBAL [LOGO]

Transfer Agent and Shareholder Service Representative
DST Systems, Inc.
P.O. Box 418407
Kansas City, Missouri 64141
(800) 544-4653
This prospectus is good until 5/1/99 unless superceded.

                                                                     Form# VEFP1
                                                                           05/98




VAN ECK GLOBAL

PROSPECTUS
May 1, 1998



Asia Dynasty Fund
Emerging Markets Growth Fund
Global Balanced Fund
Global Hard Assets Fund
Global Real Estate Fund
Gold/Resources
International Investors Gold Fund
U.S. Government Money Fund



A TRADITION OF GLOBAL SOLUTIONS DESIGNED
FOR INTELLIGENT INVESTMENT PLANNING AND DIVERSIFICATION

                          VAN ECK FUNDS (the "Trust")
                              VAN ECK GLOBAL FUNDS
                          VAN ECK GOLD AND MONEY FUNDS
                      99 PARK AVENUE, NEW YORK, N.Y. 10016
                 SHAREHOLDER SERVICES: TOLL FREE (800) 544-4653

     Van Eck Funds is a mutual fund consisting of eight separate series:
Asia Dynasty Fund (Class A and B), Emerging Markets Growth Fund (Class A, B and
C), Global Balanced Fund (Class A and B), Global Hard Assets Fund (Class A, B and C), Gold/Resources Fund (Class A), Global Real Estate Fund (Class A, B and
C) International Investors Gold Fund (Class A), and U.S. Government Money Fund (the "Funds").

TABLE OF CONTENTS                                                 Page
-----------------                                                 ----

GENERAL INFORMATION............................................     2
INVESTMENT OBJECTIVES AND POLICIES.............................     2
INVESTING IN FOREIGN
SECURITIES.....................................................     7
FOREIGN CURRENCY
TRANSACTIONS...................................................    10
FUTURES AND OPTIONS
TRANSACTIONS...................................................    11
MORTGAGE-BACKED
SECURITIES.....................................................    11
REAL ESTATE
SECURITIES.....................................................    12
COMMERCIAL
PAPER..........................................................    12
DEBT SECURITIES................................................    13
SHORT SALES....................................................    13
DIRECT INVESTMENTS.............................................    14
REPURCHASE AGREEMENTS..........................................    14
RULE 144A SECURITIES...........................................    15
INVESTMENT RESTRICTIONS........................................    15
INVESTMENT ADVISORY SERVICES...................................    20
THE DISTRIBUTOR................................................    23
PORTFOLIO TRANSACTIONS AND BROKERAGE...........................    25
TRUSTEES AND OFFICERS..........................................    28
VALUATION OF SHARES............................................    36
EXCHANGE PRIVILEGE.............................................    39
TAX-SHELTERED RETIREMENT PLANS.................................    39
INVESTMENT PROGRAMS............................................    41
TAXES..........................................................    43
REDEMPTIONS IN KIND............................................    45
PERFORMANCE....................................................    46
ADDITIONAL INFORMATION.........................................    48
FINANCIAL STATEMENTS...........................................    49
APPENDIX.......................................................    50
MARKET INDEX DESCRIPTIONS......................................    56


     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE FUNDS' CURRENT PROSPECTUS, DATED MAY 1, 1998 (THE "PROSPECTUS"), WHICH IS AVAILABLE AT NO CHARGE UPON WRITTEN OR TELEPHONE REQUEST TO THE TRUST AT THE ADDRESS OR TELEPHONE NUMBER AT THE TOP OF THIS PAGE. SHAREHOLDERS ARE ADVISED TO READ AND RETAIN THIS STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

                STATEMENT OF ADDITIONAL INFORMATION  May 1, 1998

                              GENERAL INFORMATION
                              -------------------

     Van Eck Funds (the "Trust") is an open-end management investment company organized as a "business trust" under the laws of The Commonwealth of Massachusetts on April 3, 1985. The Board of Trustees has authority to create additional series or funds, each of which may issue a separate class of shares. There are currently eight series of Van Eck Funds: Global Balanced Fund (Class A and B), Asia Dynasty Fund (Class A and B), Emerging Markets Growth Fund (Class A, B and C) International Investors Gold Fund (Class A), Gold/Resources Fund (Class A), Global Income Fund (Class A), Global Hard Assets Fund (Class A, B and
C) Global Real Estate Fund (Class A, B and C) and U.S. Government Money Fund, each of which commenced operations as a series of Van Eck Funds.

     International Investors Gold Fund was formerly a mutual fund incorporated under the laws of the state of Delaware under the name of International Investors Incorporated. International Investors Incorporated was reorganized as a series of the Trust on April 30, 1991. International Investors Incorporated had been in continuous existence since 1955, and had been concentrating in gold mining shares since 1968.

     Each series of the Trust, other than the Global Balanced Fund, Global Hard Assets Fund and Global Real Estate Fund are classified as a diversified fund under the Investment Company Act of 1940 (the "1940 Act").

     Van Eck Associates Corporation (the "Adviser") serves as investment adviser to the Funds (except for the Asia Dynasty Fund and Emerging Markets Growth
Fund). Van Eck Global Asset Management (Asia) Limited ("Van Eck-Hong Kong") serves as the investment adviser to the Asia Dynasty Fund and Emerging Markets Growth Fund. Fiduciary International, Inc. ("FII") serves as sub-investment adviser to the Global Balanced Fund.


                      INVESTMENT OBJECTIVES AND POLICIES
                      ----------------------------------

Asia Dynasty Fund
-----------------

     Asia Dynasty Fund may invest in equity securities, warrants and equity options of companies located in, or expected to benefit from the developmental growth of the economies of countries located in the Asia region ("Asia Growth Companies"). These countries include Burma, Peoples Republic of China ("China"), Cambodia, Hong Kong, India, Indonesia, Korea, Laos, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand and Vietnam and, when the Fund is in a defensive posture, Australia, Japan and New Zealand. Equity securities include common and preferred stocks, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country, convertible preferred stocks and convertible debt instruments. The Fund may buy and sell financial futures contracts and options on financial futures contracts, forward currency contracts and put or call options on securities, securities indices and foreign currencies and foreign currency swaps. The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e. leverage its portfolio).

     CERTAIN POLICIES APPLICABLE TO GLOBAL BALANCED FUND, GLOBAL HARD ASSETS FUND, ASIA DYNASTY FUND, EMERGING MARKETS GROWTH FUND, INTERNATIONAL INVESTORS GOLD FUND, GLOBAL INCOME FUND AND GOLD/RESOURCES FUND.

     The above Funds may invest in "when issued" securities and "partly paid" securities. Additionally, Global Balanced Fund, Global Hard Assets Fund, Asia Dynasty Fund and Global Income Fund may invest in collateralized mortgage obligations. The Appendix to this Statement of Additional Information contains an explanation of the rating categories of Moody's Investors Service and Standard & Poor's Corporation relating to the fixed-income securities and preferred stocks in which the Funds may invest, including a description of the risks associated with each category.

Emerging Markets Growth Fund
----------------------------

     The Emerging Markets Growth Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

     Under normal conditions, at least 65% of the Fund's total assets will be invested in Emerging Country and emerging market equity securities. An "emerging market" or "Emerging Country" is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle-income economy. Emerging Countries can be found in regions such as Asia, Latin America, Africa and Eastern Europe. The countries that will not be considered Emerging Countries include the United States, Australia, Canada, Japan, New Zealand and most countries located in Western Europe such as Austria, Belgium, Denmark, Finland, France, Germany, Great Britain, Ireland, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland.

     The Fund considers emerging market securities to include securities which are (i) principally traded in the capital markets of an emerging market country;
(ii) securities of companies that derive at least 50% of their total revenues from either goods produced or services performed in Emerging Countries or from sales made in Emerging Countries, regardless of where the securities of such companies are principally traded; (iii) securities of companies organized under the laws of, and with a principal office in an Emerging Country; (iv) securities of investment companies (such as country funds) that principally invest in emerging market securities; and (v) American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) with respect to the securities of such companies.

     Equity securities in which the Fund may invest include common stocks; preferred stocks (either convertible or non-convertible); rights; warrants; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; convertible debt instruments; and special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country. These securities may be listed on securities exchanges or traded over-the-counter. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. See "Risk Factors - Emerging Market Securities."

     The Adviser and the Sub-Adviser expect that the Fund will normally invest in at least three different countries. The Fund emphasizes equity securities, but may also invest in other types of instruments, including debt securities of any quality (other than commercial paper as described herein). Debt securities may include fixed or floating rate bonds, notes, debentures, commercial paper, loans, convertible securities and other debt securities issued or guaranteed by governments, agencies or instrumentalities, central banks or private issuers.

     The Fund may, for temporary defensive purposes, invest more than 35% of its total assets in securities which are not emerging market securities, such as high grade, liquid debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency. These money market instruments include, but are not limited to, negotiable or short-term deposits with domestic or foreign banks with total surplus and undivided profits of at least $50 million; high quality commercial paper; and repurchase agreements maturing within seven days with domestic or foreign dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Trustees of the Fund. The commercial paper in which the Fund may invest will, at the time of purchase, be rated P-1 or better by Moody's Investors Service, Inc. ("Moody's"); A-1 or better by Standard & Poor's Corporation ("S&P"); Fitch-1 by Fitch; Duff-1 by Duff & Phelps ("D&P"), or if unrated, will be of comparable high qualify as determined by the Adviser

Global Balanced Fund
--------------------

     Global Balanced Fund may invest in equity securities. Equity securities include common and preferred stocks; equity and equity index swap agreements; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign persons in such markets that restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks and convertible debt instruments; financial futures contracts and options on financial futures contracts; forward currency contracts and put and call options on securities, securities indices and foreign currencies and foreign currency swaps.

     The Fund may also invest in fixed-income securities which include obligations issued or guaranteed by a government or any of its political subdivisions, agencies, instrumentalities, or by a supranational organization such as the World Bank or European Economic Community (or other organizations which are chartered to promote economic development and are supported by various governments and government entities), adjustable-rate preferred stock, interest rate swaps, corporate bonds, debentures, notes, commercial paper, certificates of deposit, time deposits, repurchase agreements, and debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. The Fund may invest in debt instruments of the U.S. government and its agencies having varied maturities. The Fund may invest in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e. leverage its portfolio).



Global Hard Assets Fund
-----------------------

     Global Hard Assets Fund will, under normal market conditions, invest at least 65% of its total assets in "Hard Asset Securities." Hard Asset Securities include equity securities of "Hard Asset Companies" and securities, including structured notes, whose value is linked to the price of a commodity or a commodity index. The term "Hard Asset Companies" includes companies that are directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) engaged to a significant extent in the exploration, development, production or distribution of one or more of the following: (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons, (iv) forest products, (v) real estate and
(vi) other basic non-agricultural commodities which, historically, have been produced and marketed profitably during periods of significant inflation. Under normal market conditions, the Fund will invest at least 5% of its assets in each of the first five sectors listed above. The Fund has a fundamental policy of concentrating in such industries and up to 50% of the Fund's assets may be invested in any one of the above sectors. Precious metal and natural resource securities are at times volatile and there may be sharp fluctuations in prices even during periods of rising prices.

     The Fund may invest in equity securities. Equity securities include common and preferred stocks; equity and equity index swap agreements; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign persons in such markets that restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks and convertible debt instruments. The Fund may also invest in fixed-income securities which include obligations issued or guaranteed by a government or any of its political subdivisions, agencies, instrumentalities, or by a supranational organization such as the World Bank or European Economic Community (or other organizations which are chartered to promote economic development and are supported by various governments and government entities), adjustable-rate preferred stock, interest rate swaps, corporate bonds, debentures, notes, commercial paper, certificates of deposit, time deposits, repurchase agreements, and debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. The Fund may invest in debt instruments of the U.S. government and its agencies having varied maturities.

     The Fund may purchase securities, including structured notes, whose value is linked to the price of a commodity or a commodity index. The Fund may purchase and sell financial and commodity futures contracts and options on financial futures and commodity futures contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices. The Fund may invest in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e. leverage its portfolio).

Global Real Estate Fund
-----------------------

     The Global Real Estate Fund seeks to maximize total return by investing primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which owns significant real estate assets.

     The Fund will, under normal conditions, invest at least 65% (and at times nearly all) of its total assets in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which owns significant real estate assets ("Real Estate Companies").

     The Fund may invest up to 35% of its assets in debt securities of Real Estate Companies and in equity and debt securities of non-Real Estate Companies, which may include issuers whose products and services are related to the real estate industry or which own real estate assets.

     The Fund may, for temporary defensive purposes, invest more than 35% of its total assets in securities which are not emerging markets securities, such as high grade, liquid debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments dominated in the U.S. dollars or a foreign currency. These money markets instruments include, but are not limited to, negotiable or short-term deposits with domestic or foreign banks with total surplus and undivided profits of at least $50 million; high quality commercial paper, and repurchase agreements maturing within seven days with domestic or foreign dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Trustees of the Trust. The commercial paper in which the Fund may invest will, at the time of purchase, be rated P-1 or better by Moody's Investors Service, Inc. ("Moody's"); A-1 or better Standard & Poor's Corporation ("S&P"); Fitch-1 by Fitch; Duff-1 by Duff & Phelps ("D&P"); or if unrated, will be of comparable high quality as determined by the Adviser.



Gold/Resources Fund
-------------------

     Gold/Resources Fund may invest in debt and equity securities of companies engaged in the exploration, development and production of gold and other natural resources. Gold, other precious metals and natural resources securities are at times volatile and there may be sharp fluctuations in prices even during periods of rising prices.

     The Fund may invest in any type of security including, but not limited to, common stocks and equivalents (such as convertible debt securities and warrants), preferred stocks and bonds and debt obligations of domestic and foreign companies, governments (including their political subdivisions) and international organizations. The Fund may purchase and sell financial and commodity futures contracts and options on financial futures and commodity futures contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices.

International Investors Gold Fund
---------------------------------

     The Fund's primary objective is long-term capital appreciation, while retaining freedom to take current income into consideration in selecting investments. The Fund's fundamental policy is to concentrate its investments in common stocks of gold mining companies. It may invest in that industry up to 100% of the value of its assets. In some future period or periods, due to adverse conditions in that industry, the Fund may for temporary defensive purposes have less than 25% of the value of its assets invested in that industry, however, under normal circumstances the Fund will have at least 65% of its total assets invested in that industry.

     The Fund's policy is to invest primarily in securities of companies, wherever organized, whose properties, products or services are international in scope or substantially in countries outside the United States, of foreign governments, and in United States Treasury securities.

        CERTAIN POLICIES APPLICABLE TO GLOBAL BALANCED FUND, GLOBAL HARD ASSETS FUND, ASIA DYNASTY FUND, EMERGING MARKETS GROWTH FUND, INTERNATIONAL INVESTORS GOLD FUND, GLOBAL INCOME FUND AND GOLD/RESOURCES FUND.

        The above Funds may invest in "when issued" securities and "partly paid" securities. Additionally, Global Balanced Fund, Global Hard Assets Fund, Asia Dynasty Fund and Global Income Fund may invest in collateralized mortgage obligations. The Appendix to this Statement of Additional Information contains an explanation of the rating categories of Moody's Investors Service and Standard & Poor's Corporation relating to the fixed-income securities and preferred stocks in which the Funds may invest, including a description of the risks associated with each category.

U.S. Government Money Fund
--------------------------

     U.S. Government Money Fund seeks safety of principal, daily liquidity and current income through investments in short-term U.S. Treasury securities and other securities carrying the "full faith and credit" guarantee of the U.S. Government. The Fund invests in U.S. Treasury bills, notes, and bonds and other obligations guaranteed by the full faith and credit of the U.S. Government and repurchase agreements collateralized by such obligations (at least 80% of its assets will be so invested). All securities mature within thirteen months from the date of purchase, although repurchase agreements may be collateralized by securities maturing in more than one year.

     Direct obligations issued by the U.S. Treasury include bills, notes and bonds which differ from each other only in interest rates, maturities and times of issuance: Treasury bills have maturities of thirteen months or less, Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years. Securities guaranteed by the U.S. Government include such obligations as securities issued by the General Services Administration and the Small Business Administration.

     U.S. Government Money Fund may also invest in other short-term instruments (up to 20% of its assets), in all cases subject to the credit quality requirements of the 1940 Act, including commercial paper, banker's acceptances, and certificates of deposit. Commercial paper consists of short-term, unsecured promissory notes issued principally by banks and corporations to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations of the issuer. Banker's acceptances are drafts or bills of exchange that have been guaranteed as to payment by a bank or trust company. Banker's acceptances are used to effect payment of merchandise sold in import-export transactions, and are backed by the credit strength of the bank which assumes the obligation. Time deposits are credit instruments evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specific period of time.

                                 RISK FACTORS
                                 ------------

                        Investing In Foreign Securities
                        -------------------------------

     GLOBAL BALANCED FUND, GLOBAL HARD ASSETS FUND, ASIA DYNASTY FUND, EMERGING MARKETS GROWTH FUND, GLOBAL REAL ESTATE FUND, INTERNATIONAL INVESTORS GOLD FUND AND GOLD/RESOURCES FUND.

     Gold/Resources Fund and U.S. Government Money Fund, as a fundamental investment policy, may not invest in securities of South African issuers;
Asia Dynasty Fund, Emerging Markets Growth Fund and Global Balanced Fund, Global Hard Assets Fund, Global Real Estate Fund, International Investors Gold Fund are not so restricted by their fundamental investment policies.

     Investors should recognize that investing in foreign securities involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the above Funds may hold securities and funds in foreign currencies, these Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States, and at times volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although these Funds endeavor to achieve most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by these Funds may be subject to foreign government taxes, higher custodian fees and dividend collection fees which could reduce the yield on such securities.

     Investments may be made from time to time by Global Balanced Fund, Global Hard Assets Fund, Global Real Estate Fund, Asia Dynasty Fund and Emerging Markets Growth Fund in companies in developing countries as well as in developed countries. Asia Dynasty Fund, Emerging Markets Growth Fund and Global Hard Assets Fund may have a substantial portion of their assets in developing countries. Although there is no universally accepted definition, a developing country is generally considered by the Adviser (or FII) to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

     Since the Emerging Markets Growth Fund will invest at least 65% of its total assets in emerging market countries and the Asia Dynasty Fund will invest at least 65% of its total assets in Asian Region investments, its investment performance will be especially affected by events affecting emerging market countries and Asian Region companies. The value and liquidity of emerging market countries and Asian Region investments may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the emerging market countries and Asian Region or their neighboring regions. The extent of economic development, political stability and market depth of different countries in the emerging market countries and Asian Region varies widely. Certain countries in the Asian Region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. Given the Fund's investments, the Fund will likely be particularly sensitive to changes in China's economy as the result of a reversal of economic liberalization, political unrest or changes in China's trading status.

     The securities markets in the emerging market countries and Asian Region are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the portfolio. Similarly, volume and liquidity in the bond markets in the emerging market countries and Asian Region are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in emerging market countries and the Asian Region securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in the emerging market countries and Asian Region may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid emerging market countries and Asian Region securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, emerging market countries and Asian Region securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

     The Chinese, Hong Kong and Taiwanese stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. In particular, the securities industry in China is not well developed. China has few securities laws of nationwide applicability. The municipal securities regulations adopted by Shanghai and Shenzhen municipalities are very new, as are their respective securities exchanges and other self-regulatory organizations. In addition, Chinese stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which the Funds may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Funds in particular securities. The securities markets in Cambodia, Laos and Vietnam are currently non-existent.

     Asia Dynasty Fund will invest in Asian Region countries with emerging economies or securities markets, and the Emerging Markets Growth Fund will invest world-wide in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Funds' investments in those countries and the availability to the Funds of additional investments in those countries.

     Global Real Estate Fund will invest worldwide in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability of the Fund of additional investments in those countries.

     Economies in the emerging market countries and the Asian Region may differ favorably or unfavorably from the United States economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of the emerging market countries and Asian Region are affected by developments in the economies of their principal trading partners. Revocation by the United States of China's "Most Favored Nation" trading status, which the United States President and Congress reconsider annually, would adversely affect the trade and economic development of China and Hong Kong. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

     China governmental actions can have a significant effect on the economic conditions in the Asian Region, which could adversely affect the value and liquidity of the Fund's investments. Although the Chinese Government has recently begun to institute economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed.

     China and certain of the other emerging market countries and Asian Region countries do not have comprehensive systems of laws, although substantial changes have occurred in China in this regard in recent years. The corporate form of organization has only recently been permitted in China and national regulations governing corporations were introduced only in May 1992. Prior to the introduction of such regulations Shanghai had adopted a set of corporate regulations applicable to corporations located or listed in Shanghai, and the relationship between the two sets of regulations is not clear. Consequently, until a firmer legal basis is provided, even such fundamental corporate law tenets as the limited liability status of Chinese issuers and their authority to issue shares remain open to question. Laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China's judiciary is relatively inexperienced in enforcing the laws that exist, leading to a higher than usual degree of uncertainty as to the outcome of litigation. Even where adequate law exists in China, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction. The bankruptcy laws pertaining to state enterprises have rarely been used and are untried in regard to an enterprise with foreign shareholders, and there can be no assurance that such shareholders, including the Funds, would be able to realize the value of the assets of the enterprise or receive payment in convertible currency. As the changes to the Chinese legal system develop, the promulgation of new laws, existing laws and the preemption of local laws by national laws may adversely affect foreign investors, including the Funds. The uncertainties faced by foreign investors in China are exacerbated by the fact that many laws, regulations and decrees of China are not publicly available, but merely circulated internally. Similar risks exist in other emerging market countries and Asian Region countries.

     Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

                         Foreign Currency Transactions
                         -----------------------------

     ASIA DYNASTY FUND, EMERGING MARKETS GROWTH FUND, GLOBAL BALANCED FUND, GLOBAL HARD ASSETS FUND, GLOBAL REAL ESTATE FUND, GOLD/RESOURCES FUND AND INTERNATIONAL INVESTORS GOLD FUND.

     Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the above Funds with regard to overall diversification strategies. Although the Funds value their assets daily in terms of U.S. Dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. The Funds will use forward contracts, along with futures contracts, foreign exchange swaps (Asia Dynasty Fund, Emerging Markets Growth Fund, Global Balanced Fund, Global Hard Assets Fund, and Global Real Estate Fund only) and put and call options (all types of derivatives), to "lock in" the U.S. Dollar price of a security bought or sold and as part of their overall hedging strategy. The Funds will conduct their foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or entering into futures contracts or forward contracts to purchase or sell foreign currencies. See "Futures and Options Transactions."

     A forward foreign currency contract, like a futures contract, involves an obligation to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Unlike foreign currency futures contracts which are standardized exchange-traded contracts, forward currency contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

     The Adviser (or FII) will not commit any Fund to deliver under forward contracts an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets or obligations denominated in that currency. The Funds' Custodian will place the securities being hedged, cash or U.S. government securities or debt or equity securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency contracts to ensure that the Fund is not leveraged beyond applicable limits. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Funds' commitments with respect to such contracts. At the maturity of a forward contract, the Funds may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency prior to maturity by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Funds will be able to effect such a closing purchase transaction.

     It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that a Fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

                        Futures And Options Transactions
                        --------------------------------

     ASIA DYNASTY FUND, EMERGING MARKETS GROWTH FUND, GLOBAL BALANCED FUND, GLOBAL HARD ASSETS FUND, GLOBAL REAL ESTATE FUND AND GOLD/RESOURCES FUND.

     These Funds may invest in options on futures contracts. Compared to the purchase or sale of futures contracts, the purchase and sale of options on futures contracts involves less potential risk to the Funds because the maximum exposure is the amount of the premiums paid for the options. Futures contracts and options thereon are both types of derivatives.

     The use of financial futures contracts and commodity futures contracts, options on such futures contracts and commodities ( Global Hard Assets Fund, Global Real Estate Fund, Gold/Resources Fund and International Investors Gold
Fund), may reduce a Fund's exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect a Fund against fluctuation in the value of securities in which a Fund is about to invest. Because the financial markets in the Asia Region countries and other developing countries are not as developed as in the United States these financial investments may not be available to the Funds and the Funds may be unable to hedge certain risks.

     The use of financial futures and commodity futures contracts and options on such futures contracts and commodities (Global Hard Assets Fund, Global Real Estate Fund, Gold/Resources Fund and International Investors Gold Fund) as hedging instruments involves several risks. First, there can be no assurance that the prices of the futures contracts or options and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, a Fund may incur a loss on its investment, may not achieve the hedging protection anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in options, futures contracts and options on futures contracts may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in futures contracts and options can be closed out only on an exchange that provides a market for those instruments. There can be no assurances that such a market will exist for a particular futures contract or option. If a Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contractual obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

     It is the policy of each of the Funds to meet the requirements of the Internal Revenue Code of 1986, as amended (the "Code") to qualify as a regulated investment company to prevent double taxation of the Funds and their shareholders. One of the requirements is that at least 90% of a Fund's gross income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or other disposition of stocks or other securities. Gains from commodity futures contracts do not currently qualify as income for purposes of the 90% test. The extent to which the Funds may engage in options and futures contract transactions may be materially limited by this test.

                           Mortgage-Backed Securities
                           --------------------------

     The Funds may invest in mortgage-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Stripped mortgage-backed securities are created when an U.S. governmental agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by change in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce the price of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Changes in interest rates may also affect the liquidity of IOs and POs.

                             Real Estate Securities
                             ----------------------

     Global Real Estate Fund may invest in real estate directly, whereas, Gold/Resources Fund and Global Hard Assets Fund cannot. However, each of these Funds may invest a percentage of its assets in equity securities of REITs and other real estate industry companies or companies with substantial real estate investments. Global Hard Assets Fund may invest up to 50% of its assets in such securities. Gold/Resources Fund and Global Hard Assets Fund are therefore subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

     REITs are pooled investment vehicles whose assets consist primarily of interest in real estate and real estate loans. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own interest in property and realize income from the rents and gain or loss from the sale of real estate interests. Mortgage REITs invest in real estate mortgage loans and realize income from interest payments on the loans. Hybrid REITs invest in both equity and debt. Equity REITs may be operating or financing companies. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property.

     REITS are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

                                Commercial Paper
                                ----------------

     Emerging Markets Growth Fund, Global Balanced Fund, Global Hard Assets Fund and Global Real Estate Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Funds will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables the Funds to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Funds will purchase such commercial paper for hedging purposes only, not for speculation. The staff of the Securities and Exchange Commission is currently considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or U.S. Government securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

                                Debt Securities
                                ---------------

     The Funds may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody's. However, the values of lower-rated securities generally fluctuate more than those of high-grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser (or FII).

     New issues of certain debt securities are often offered on a when-issued basis, that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Funds do not accrue any income on these securities prior to delivery. The Funds will maintain in a segregated account with their Custodian an amount of cash or high quality securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities.

                                  Short Sales
                                  -----------

     Currently, Global Hard Assets Fund and Global Real Estate Fund are the only Funds that can engage in short sales. The Funds will establish a segregated account with respect to its short sales and maintain in the account cash not available for investment or US Government securities or other liquid, high-quality securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, US Government Securities or other liquid, high-quality securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked to market daily, so that (i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short.
The total value of the assets deposited as collateral with the broker and deposited in the segregated account will not exceed 50% of the Global Hard Assets Fund and 25% of the Global Real Estate Fund's net assets.

                               Direct Investments
                               ------------------

     Emerging Markets Growth Fund, Global Balanced Fund, Global Hard Assets Fund, and Global Real Estate Fund may invest up to 10% of their total assets in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case the Funds will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser (or FII) anticipates that these agreements will, in appropriate circumstances, provide the Funds with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Funds' investment in the enterprise. Such a representative of the Funds will be expected to provide the Funds with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise.

     Certain of the Funds' direct investments will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Funds do not anticipate making direct investments in start-up operations, although it is expected that in some cases the Funds' direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations.

     Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Funds may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Funds. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Funds may be required to bear the expense of the registration. In addition, in the event the Funds sell unlisted foreign securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments

                             Repurchase Agreements
                             ---------------------

     None of the Funds will enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 10% of the value of a Fund's total assets would then be invested in such repurchase agreements and other illiquid securities (except that Global Income Fund may invest no more than 15% of its assets in such repurchase agreements and other money market instruments and Asia Dynasty, Emerging Markets Growth Fund, Global Balanced Fund, Global Hard Assets Fund and Global Real Estate Fund may invest no more than 15% of their total assets in illiquid securities). A Fund will only enter into a repurchase agreement where
(i) the underlying securities are of the type which the Fund's investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.

             Rule 144a Securities And Section 4(2) Commercial Paper
             ------------------------------------------------------

     The Securities and Exchange Commission adopted Rule 144A which allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 of resales of certain securities to qualified institutional buyers. The Adviser (or
FII) anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers.

     The Adviser (or FII) will monitor the liquidity of restricted securities in the Funds' holdings under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser (or FII) will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanisms of the transfer).

     In addition, commercial paper may be issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Such commercial paper is restricted as to disposition under the federal securities laws and, therefore, any resale of such securities must be effected in a transaction exempt from registration under the Securities Act of 1933. Such commercial paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity.

     Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued in reliance on the Section 4(2) exemption under the 1940 Act may be determined to be liquid in accordance with guidelines established by the Board of Trustees for purposes of complying with investment restrictions applicable to investments by the Funds (except the U.S. Government Money Fund) in illiquid securities.

                            Investment Restrictions
                            -----------------------

     The following investment restrictions are in addition to those described in the Prospectus. Policies that are identified as fundamental may be changed with respect to a Fund only with the approval of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of a Fund's outstanding shares are present in person or by proxy, or (ii) more than 50% of a Fund's outstanding shares. As to any of the following policies, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the policy.

     ASIA DYNASTY FUND, EMERGING MARKETS GROWTH FUND, GLOBAL BALANCED FUND, GLOBAL HARD ASSETS FUND, GLOBAL REAL ESTATE FUND, GOLD/RESOURCES FUND, AND U.S. GOVERNMENT MONEY FUND.

     With respect to Gold/Resources Fund and U.S. Government Money Fund, all of the following restrictions are fundamental policies except restriction 21, unless otherwise indicated. With respect to Asia Dynasty Fund, Emerging Markets Growth Fund, Global Balanced Fund, and Global Hard Assets Fund, restrictions 1, 4, 6, 7, 10, 12, 13, 17, 18, 19 and 20, are not fundamental, unless otherwise provided for by applicable federal or state law. With respect to Global Real Estate Fund restrictions 1, 4, 10, 13, 17, 18 and 19 are not fundamental, unless otherwise provided for by applicable federal or state law.

     The Asia Dynasty Fund, Emerging Markets Growth Fund, Global Balanced Fund, Global Hard Assets Fund, Global Real Estate Fund, Gold/Resources Fund, and
U.S. Government Money Fund may not:

     1. Invest in securities which (i) with respect to Gold/Resources Fund, and U.S. Government Money Fund, are subject to legal or contractual restrictions on resale ("restricted securities") or for which there is no readily available market quotation or engage in a repurchase agreement maturing in more than seven days with respect to any security if the result is that more than 10% of a Fund's net assets would be invested in such securities, and (ii) with respect to Global Balanced Fund, Global Hard Assets Fund, Asia Dynasty Fund, Global Real Estate Fund and Emerging Markets Growth Fund and are "illiquid" securities, including repurchase agreements maturing in more than 7 days and options traded over-the-counter if the result is that more than 15% of Global Balanced Fund's, Global Hard Assets Fund's, Asia Dynasty Fund's, Global Real Estate Fund's or Emerging Markets Growth Fund's net assets would be invested in such securities, except that Global Income Fund may invest an additional 5% of its net assets in short term money market investments, such as repurchase agreements and time deposits maturing in more than seven days.

     2. Purchase or sell real estate, although the Global Balanced Fund, Global Hard Assets Fund, Asia Dynasty Fund, Gold/Resources Fund, Emerging Markets Growth Fund and Global Real Estate Fund may purchase securities of companies which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are collateralized by interests in real estate.

     3. Purchase or sell commodities (non-Hard Asset commodities with respect to Global Hard Assets) or commodity futures contracts (for the purpose of this restriction, forward foreign exchange contracts are not deemed to be a commodity or commodity contract) except that Emerging Markets Growth Fund and Global Real Estate Fund may for hedging and other purposes, Gold/Resources Fund may, for hedging purposes, buy and sell financial futures contracts which may include stock and bond index futures contracts and foreign currency futures contracts and Gold/Resources Fund may, for hedging purposes only, buy and sell commodity futures contracts on gold and other natural resources or on an index thereon. The Fund may not commit more than 5% of their total assets to initial margin deposits on futures contracts, (however, the Emerging Markets Growth Fund and Global Real Estate Fund are excluded from the 5% limitation for margin deposit for futures position entered into for bona fide hedging purposes). In addition, Gold/Resources Fund, International Investors Gold Fund and Global Hard Assets Fund may invest in gold bullion and coins.

     4.   Exclusive of the Global Balanced Fund, Global Hard Assets Fund,
          Global Real Estate Fund, Asia Dynasty Fund and Emerging Markets Growth Fund purchase securities of other open-end investment companies except as part of a merger, consolidation, reorganization or acquisition of assets; Asia Dynasty Fund, Emerging Markets Growth Fund, Global Balanced Fund, Global Hard

          Assets Fund, Gold/Resources Fund or Global Real Estate Fund may not purchase more than 3% of the total outstanding voting stock of any closed-end investment company if more than 5% of any of these Funds' total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general. In addition, Global Balanced Fund, Global Hard Assets Fund, Asia Dynasty Fund, Gold/Resources Fund or Global Real Estate Fund may not invest in the securities of closed-end investment companies, except by purchase in the open market involving only customary broker's commissions.

     5. Make loans, except by (i) purchase of marketable bonds, debentures, commercial paper and similar marketable evidences of indebtedness and
          (ii) repurchase agreements. Global Balanced Fund, Global Hard Assets Fund, Asia Dynasty Fund, Emerging Markets Growth Fund and Global Real Estate Fund may lend to broker-dealers portfolio securities with an aggregate market value up to one-third of its total assets.

     6. As to 75% of the total assets of each of the Asia Dynasty Fund, Emerging Markets Growth Fund, Gold/Resources Fund, International Investors Gold Fund and U.S. Government Money Fund, purchase securities of any issuer, if immediately thereafter (i) more than 5% of a Fund's total assets (taken at market value) would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding securities of any class of such issuer would be held by a Fund (provided that these limitations do not apply to obligations of the United States Government, its agencies or instrumentalities). This limitation does not apply to the Global Balanced Fund, Global Hard Assets Fund or Global Real Estate Fund.

     7. Invest more than 5 percent of the value of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation. This restriction does not apply to Global Balanced Fund, Global Hard Assets Fund, Emerging Markets Growth Fund, Asia Dynasty Fund or Global Real Estate Fund.

     8. Underwrite any issue of securities (except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities).

     9. Borrow money, except that each of the Gold/Resources Fund and U.S. Government Money Fund may borrow up to 10% of its total assets valued at cost for temporary or emergency purposes. These Funds will not purchase securities for investment while borrowings equaling 5% or more of their total assets are outstanding. In addition, Global Balanced Fund, Global Hard Assets Fund, Emerging Markets Growth Fund, Asia Dynasty Fund and Global Real Estate Fund may borrow up to 30% of the value of their respective net assets to increase their holdings of portfolio securities.

     10. Mortgage, pledge or otherwise encumber its assets except to secure borrowing effected within the limitations set forth in restriction
          (9).

     11. Issue senior securities except insofar as a Fund may be deemed to have issued a senior security by reason of (i) borrowing money in accordance with restrictions described above; (ii) entering into forward foreign currency contracts (Global Balanced Fund, Global Hard Assets Fund, Emerging Markets Growth Fund, Asia Dynasty Fund, Gold/Resources Fund and Global Real Estate Fund); (iii) financial futures contracts purchased on margin (Global Balanced Fund, Global Hard Assets Fund, Emerging Markets Growth Fund, Asia Dynasty Fund, Gold/Resources Funds and Global Real Estate Fund), (iv) commodity futures contracts purchased on margin (Gold/Resources Fund, Global Hard Assets Fund, Global

          Real Estate Fund); (v) foreign currency swaps (Global Balanced Fund, Global Hard Assets Fund, Asia Dynasty Fund, Global Real Estate Fund and Emerging Markets Growth Fund); and (vi) issuing multiple classes of shares (Global Balanced Fund, Global Hard Assets Fund, Emerging Markets Growth Fund, Global Real Estate Fund and Asia Dynasty
          Fund).

     12. Except for Emerging Markets Growth Fund, Global Hard Assets Fund, and Global Real Estate Fund, make short sales of securities, except that Global Balanced Fund, Emerging Markets Growth Fund, Asia Dynasty Fund and Gold/Resources Fund may engage in the transactions specified in restrictions (2), (3) and (14).

     13. Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions and, with respect to Global Balanced Fund, Global Hard Assets Fund, Emerging Markets Growth Fund, Asia Dynasty Fund, Gold/Resources Fund and Global Real Estate Fund, may make initial or maintenance margin payments in connections with options and futures contracts and related options and borrowing effected within the limitations set forth in restriction (9).

     14. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except that Global Balanced Fund, Global Hard Assets Fund, Emerging Markets Growth Fund, Asia Dynasty Fund, Gold/Resources Fund and Global Real Estate Fund may purchase or sell puts and calls on foreign currencies and on securities described under "Options Transactions" herein and in the Prospectus and that Global Balanced Fund, Global Hard Assets Fund, Emerging Markets Growth Fund, Asia Dynasty Fund, Gold/Resources Fund and Global Real Estate Fund may write, purchase or sell put and call options on financial futures contracts, which include bond and stock index futures contracts and Gold/Resources Fund may write, purchase, or sell put and call options on gold or other natural resources or an index thereon and on commodity futures contracts on gold or other natural resources or an index thereon.

     15.  Make investments for the purpose of exercising control or management.

     16. Invest more than 25 percent of the value of a Fund's total assets in the securities of issuers having their principal business activities in the same industry, except the Gold/Resources Fund, Global Hard Assets Fund, Global Real Estate Fund and Emerging Markets Growth Fund and as otherwise stated in any Fund's fundamental investment objective, and provided that this limitation does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     17. Participate on a joint or joint and several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between the Funds and such account.

     18. Purchase participations or other interests (other than equity stock interests in the case of the Global Balanced Fund, Global Hard Assets Fund, Emerging Markets Growth Fund, Asia Dynasty Fund, Gold/Resources Fund and Global Real Estate Fund) in oil, gas or other mineral exploration or development programs.

     19. Invest more than 5% of its total assets in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges (Global Real Estate Fund), or more than 2% of the value of the assets of a Fund (except Global Balanced Fund, Global Hard Assets Fund, Emerging Markets Growth Fund, Global Real Estate Fund and Asia Dynasty
          Fund) in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities or received as dividends are not included in this restriction. The U.S. Government Money Fund will not invest in warrants.

     20. Purchase or retain a security of any issuer if any of the officers, directors or Trustees of a Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer, or if such persons taken together own more than 5% of the securities of such issuer (except Emerging Markets Growth Fund and Global Real Estate Fund).

     21. Invest in real estate limited partnerships or in oil, gas or other mineral leases.

     With respect to restriction 3, forward foreign exchange contracts are not deemed to be a commodity or commodity contract. The following are not considered fundamental policies. Asia Dynasty Fund, Global Balanced Fund, Global Hard Assets Fund, Global Real Estate Fund and Emerging Markets Growth Fund may, for hedging purposes, buy and sell financial futures contracts which may include stock and bond index futures contracts and foreign currency futures contracts. These Funds may not commit more than 5% of their total assets to initial margin deposits on futures contracts not used for hedging purposes.

     With respect to restriction 16, companies in different geographical locations will not be deemed to be in the same industry if the investment risks associated with the securities of such companies are substantially different. For example, although generally considered to be "interest rate sensitive," investing in banking institutions in different countries is generally dependent upon substantially different risk factors, such as the condition and prospects of the economy in a particular country and in particular industries, and political conditions.



International Investors Gold Fund
---------------------------------

     Restrictions 1 through 9 are fundamental policies of International Investors Gold Fund and may not be changed without shareholder approval. Restrictions 10 through 16 are not fundamental policies and may be changed without shareholder approval.

International Investors Gold Fund may not:

     1.   Underwrite securities of other issuers.

     2. Invest in real estate, commodity contracts or commodities (except that, subject to applicable state laws, the Fund may invest up to 12.5% of the value of its total assets as of the date of investment in gold and silver coins which are legal tender in the country of issue and gold and silver bullion).

     3. Make loans to other persons, except through repurchase agreements or the purchase of publicly distributed bonds, debentures and other debt securities.

     4.   Purchase securities on margin or make short sales.
     5. Purchase or retain a security of any issuer if any of the officers or directors of the Company or its investment adviser own beneficially as much as 1/2 of 1%, or if such persons taken together own over 5%, of the issuer's securities.

     6. Lend its funds or assets, except through the purchase of securities the Fund would otherwise be authorized to purchase.

     7. Mortgage, pledge or hypothecate more than 15% of the Company's total assets, taken at cost.

     8. Purchase any restricted securities which may not be sold to the public without registration under the Securities Act of 1933, if by reason of such purchase the value of the Company's aggregate holdings in all such securities would exceed 10% of total assets.

     9. Issue senior securities. The Fund may (i) borrow money in accordance with restrictions described above, (ii) enter into forward contracts,
          (iii) purchase futures contracts on margin, (iv) issue multiple classes of securities, and (v) enter into swap agreement or purchase or sell structured notes or similar instruments.

     10. Invest in interests (other than equity stock interests) in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases.

     11.  Invest in real estate limited partnerships.

     12.  Make short sales of foreign currencies.

     13.  Seek short-term trading profits.

     14. Make investments in companies for the purpose of exercising control or management.

     15. Invest more than 10% of its assets in repurchase agreements having maturities of greater than seven days or in a combination of such agreements together with restricted securities and securities for which market quotations are not readily available.

     16. Purchase securities for investment while borrowings equal to 5% or more of the Fund's assets are outstanding.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

                                 INVESTMENT ADVISORY SERVICES
                                 ----------------------------

     The investment adviser and manager of the Funds (except for the Asia Dynasty Fund and Emerging Markets Growth Fund) is Van Eck Associates Corporation (the "Adviser"), a Delaware corporation, pursuant to an Advisory Agreement with the Trust dated as of July 30, 1985, as amended. The Adviser oversees an investment program for the Funds, subject to the overall supervision and review of the Board of Trustees. The Adviser is currently the oldest and largest gold manager investing in gold mining shares. The Adviser's team of gold managers and analysts average over 25 years of experience.

     The investment adviser and manager of the Asia Dynasty Fund and Emerging Markets Growth Fund is Van Eck Global Asset Management (Asia) Limited (Van Eck-Hong Kong), which is a wholly-owned subsidiary of the Adviser located at 2 Pacific Place, Hong Kong. Van Eck-Hong Kong has served in this capacity since October 8, 1996 for Asia Dynasty Fund. Between August 1 and October 8 1996, the Adviser acted as investment manager and adviser to the Asia Dynasty Fund. Van Eck-Hong Kong has served as investment manager of Emerging Markets Growth Fund since February 24, 1998. Between December 30, 1996 and February 24, 1998, the adviser acted as investment manager and adviser to the Emerging Markets Growth Fund.

     Fiduciary International, Inc. ("FII"), a New York corporation, is sub-adviser to the Global Balanced Fund pursuant to a Sub-Investment Advisory Agreement dated October 30, 1993.

     The Adviser or Van Eck-Hong Kong (or FII) provides the Funds with office space, facilities and simple business equipment and provides the services of consultants, executive and clerical personnel for administering their affairs. The Adviser or Van Eck-Hong Kong (or FII) compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees or affiliates of the Adviser, Sub-Adviser, or its affiliates. The advisory fee is computed daily and paid monthly at the following annual rates: International Investors Gold Fund and, and Gold/Resources Fund pay a fee equal to .75 of 1% of the first $500 million of average daily net assets, .65 of 1% of the next $250 million of average daily net assets and .50 of 1% of the average daily net assets in excess of $750 million. Global Balanced Fund pays the Adviser a fee of .75 of 1% of average daily net assets. From this fee the Adviser pays the FII a fee of .50 of 1% of average daily net assets. Asia Dynasty Fund pays Van Eck-Hong Kong a fee of .75 of 1% of average daily net assets and Emerging Markets Growth Fund pays Van Eck-Hong Kong a fee of 1% of average daily net assets. Global Hard Assets Fund and Global Real Estate Fund each pay the Adviser 1% of average daily net assets. The U.S. Government Money Fund pays a monthly fee at the annual rate of
 .50 of 1% for the first $500 million of average daily net assets, .40 of 1% on the next $250 million of average daily net assets, and .375 of 1% of the average daily net assets in excess of $750 million.

     The Adviser also performs administrative services for Asia Dynasty Fund, Global Balanced Fund, Gold/Resources Fund and International Investors Gold Fund pursuant to a written agreement. The Adviser is also responsible for providing accounting services to these Funds. For these accounting and administrative services, Asia Dynasty Fund and Global Balanced Fund each pays .25 of 1% of its respective average daily net assets. Gold/Resources Fund and International Investors Gold Fund pay an annual rate of .25 of 1% of the first $750 million of their respective average daily net assets and .20 of 1% of their respective average daily net assets in excess of $750 million.

     The net assets of the Funds at December 31, 1997, 1996 and 1995 were approximately: International Investors Gold Fund (Class A) - $232,944,326, $409,330,944, and $519,795,000, respectively; Gold/Resources Fund (Class A) - $66,150,715, $132,298 and 375, $155,974,000, respectively; U.S. Government Money
Fund - $76,649,948,  $107,697,508 and $70,130,000, respectively; Asia Dynasty
Fund (Class A) - $12,872,516, $44,351,438 and $64,275,000, respectively; Asia
Dynasty Fund (Class B) - $6,913,723, $20,296,022 and $27,234,000, respectively;
Global Balanced Fund (Class A) - $24,630,386, $24,399,362 and $30,632,000,
respectively; Global Balanced Fund (Class B) - $5,054,706, $4,931,669 and $6,151,000, respectively; Global Hard Assets Fund (Class A) - $61,341,105, $27,226,101 and $3,820,000, respectively; Global Hard Assets Fund (Class B) - $10,541,237, $62,429 and $1,805,589 respectively, and Global Hard Assets Fund (Class C) - $8,698,296, $1,934,906 and $181,000, respectively.

     The net assets of Emerging Markets Growth Fund at December 31, 1997 were approximately: Emerging Markets Growth Fund (Class A) - $2,201,040; Emerging Markets Growth Fund (Class B) - $165,552 and Emerging Markets Growth Fund (Class
C) - $294,395.

     The net assets of Global Real Estate Fund at December 31, 1997 were approximately: Global Real Estate Fund (Class A) - $1,448,614; Global Real Estate Fund (Class B) - $115,732 and Global Real Estate Fund (Class C) $118,151.

     In 1997, 1996 and 1995 the aggregate remuneration received by the Adviser from International Investors Gold Fund was $2,619,794, $4,087,710 and $4,256,866, respectively; from Gold/Resources Fund was $752,214, $1,198,836 and $1,317,580, respectively; from U.S. Government Money Fund was $386,515, $382,786 and $286,736, respectively; from Global Balanced Fund was $219,469, $242,447 and $141,393, respectively; from Global Hard Assets Fund was $660,306, $121,846 and $29,887, respectively; from Asia Dynasty Fund was $339,096, $621,605 and $818,148, respectively.

     In 1997, the aggregate remuneration received by the Adviser from Emerging Markets Growth Fund and Global Real Estate Fund was $24,075 and $6,082, respectively.

     The expenses borne by each of the Funds include: all the charges and expenses of the transfer and dividend disbursing agent, custodian fees and expenses, legal, auditors' and accountants' fees and expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee (and accounting and administrative services fees, if any), extraordinary expenses (as determined by the Trustees of the Trust), expenses of shareholders' and Trustees' meetings, and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, legal and accounting expenses and expenses of registering and qualifying shares for sale (including compensation of the Adviser's employees of the Adviser or its affiliates in relation to the time spent on such matters), expenses relating to the Plan of Distribution (Rule 12b-1 Plan) exclusive of International Investors Gold Fund, fees of Trustees who are not "interested persons" of the Adviser (or FII), membership dues of the Investment Company Institute, fidelity bond and errors and omissions insurance premiums, cost of maintaining the books and records of each Fund, and any other charges and fees not specifically enumerated as an obligation of the Distributor or Adviser or FII.

     The Advisory Agreement with respect to Global Hard Assets Fund was approved at a meeting of the Board of Trustees held on October 18, 1994. The Advisory Agreement and Sub-Advisory Agreement with respect to Global Balanced Fund were approved at a meeting of the Board of Trustees held on October 12, 1993. The Advisory and Sub-Advisory Agreement with respect Emerging Markets Growth Fund were approved at a meeting of the Board of Trustees held on December 10, 1996. The Advisory Agreement with respect to Gold/Resources Fund and International Investors Gold Fund was approved at a meeting of the Board of Trustees held on May 24, 1994. The Advisory Agreement with respect to Global Real Estate Fund was approved at a meeting of the Board of Trustees held on April 22, 1997. Advisory Agreements for all the Funds were reapproved by the

Board of Trustees of the Trust, including a majority of the Trustees who are not parties to such Agreements or interested persons of any such party at a meeting held on April 22, 1998.

     The Advisory Agreement was approved by shareholders of the U.S. Government Money Fund on January 23, 1987; and Gold/Resources Fund and International Investors Gold Fund on July 25, 1994. The Advisory Agreements and Sub-Investment Advisory Agreements were approved by shareholders of Global Balanced Fund on December 17, 1993.

     The Advisory Agreements and Sub-Advisory Agreement provide that they shall continue in effect from year to year with respect to a Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Agreements may be terminated on 60 days written notice by either party and will terminate automatically in the event of an assignment within the meaning of the Act.

     Mr. John C. van Eck is Chairman of the Board of Directors of the Adviser as well as President and Trustee of the Trust. Mr. van Eck offered the first global mutual fund to U.S. investors in 1955 and offered the first gold fund to U.S. investors in 1968. Mr. van Eck, Chairman and President of the Trust and Van Eck Worldwide Insurance Trust, and members of his immediate family, own 100% of the voting stock of the Adviser.

                                 THE DISTRIBUTOR
                                 ---------------

     Shares of the Funds are offered on a continuous basis and are distributed through Van Eck Securities Corporation, 99 Park Avenue, New York, New York (the "Distributor"), a wholly-owned subsidiary of Van Eck Associates Corporation.
The Trustees of the Trusts have approved a Distribution Agreement appointing the Distributor as distributor of shares of the Funds. The Distribution Agreement with respect to all Funds was last reapproved by the action of the Trustees on April 22, 1998.

     The Trust has authorized one or more brokers (who are authorized to designate other intermediaries) to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when the authorized broker or its designee accepts the order. Orders will be priced at the net asset value next computed after they are accepted by the authorized broker or its designee.

     The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Funds and preparing, printing and distributing advertising or promotional materials. The Funds will pay all fees and expenses in connection with registering and qualifying their shares under federal and state securities laws.

     Van Eck Securities Corporation retained distributing commissions on sales of shares of the Funds for the following fiscal years ended December 31 (except as noted) after reallowance to dealers as follows:


                             Van Eck Securities  Reallowance to
                                Corporation         Dealers
                             ------------------  --------------


International          1997            $122,745        $401,483
Investors Gold Fund    1996             160,019         917,169
                       1995             161,888         650,766


Gold/Resources Fund    1997            $ 38,280        $156,899
                       1996              33,278         231,559
                       1995              64,047         274,644


Asia Dynasty Fund      1997            $  2,455        $ 13,752
                       1996              22,269         109,025
                       1995              25,162         119,247

                             Van Eck Securities  Reallowance to
                             Corporation         Dealers
                             ------------------  --------------

Global Balanced        1997            $  1,726        $  5,635
Fund                   1996               2,382          11,231
                       1995               1,982           8,982



Global Hard            1997            $151,014        $629,428
Assets Fund            1996              53,056         273,203
                       1995               8,060          44,788


Emerging Markets       1997            $  2,985        $ 14,741
Growth Fund

Global Real Estate     1997            $116,763        $663,680
Fund


     To compensate the Distributor for the services it provides and for the expenses it bears under the Distribution Agreement, each of Gold/Resources Fund (Class A) and U.S. Government Money Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Plan") under the Act. Fees paid by the Funds under the Plan will be used for servicing and/or distribution expenses incurred only during the applicable year. Additionally, Global Balanced Fund (Class A and B), Asia Dynasty Fund (Class A and B), Global Real Estate Fund (Class A, B and C) and Global Hard Assets Fund (Class A, B and C) have also adopted a Plan which provides for the compensation of brokers and dealers who sell shares of these Funds or provide servicing. The Plan for Asia Dynasty Fund (Class A) is a reimbursement type plan and provides for the payment of carry-over expenses to the Distributor, incurred in one year but payable in a subsequent year(s), up to the maximum for the Fund in any given year. Global Balanced Fund (Class A and Class B), Asia Dynasty Fund (Class B), Global Real Estate Fund and Global Hard Assets Fund (Class A, B and C) Plans are compensation type plans with a carry-forward provision which provides that the Distributor recoup distribution expenses in the event the Plan is terminated. For the periods prior to April 30, 1999, the Distributor has agreed with respect to Plans with a carry-forward provision, notwithstanding anything to the contrary in the Plan, to waive its right to reimbursement of carry-forward amounts in the event the Plan is terminated unless the Board of Trustees has determined that reimbursement of such carry-forward amounts is appropriate.

     Pursuant to the Plans, the Distributor provides the Funds at least quarterly with a written report of the amounts expended under the Plans and the purpose for which such expenditures were made. The Trustees review such reports on a quarterly basis.

     The Plans were reapproved for all Funds, by the Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of voting on each such Plan on April 22, 1998. The Plan was approved by shareholders of the Gold/Resources Fund (Class A) and U.S. Government Money Fund on January 23, 1987; Asia Dynasty Fund (Class B) on August 31, 1993; Global Balanced Fund (Class A and B) on December 17, 1993; and Asia Dynasty Fund (Class A) on July 25, 1994.

     A Plan shall continue in effect as to each Fund, provided such continuance is approved annually by a vote of the Trustees in accordance with the Act. A Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Funds, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on written notice to any other party to the Plan. A Plan will automatically terminate in the event of its assignment (as defined in the Act). So long as the Plan is in effect, the election and nomination of Trustees who are not "interested persons" of the Trust shall be committed to the discretion of the Trustees who are not "interested persons." The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The Funds will preserve copies of the Plan and any agreement or report made pursuant to Rule 12b-1 under the Act, for a period of not less than six years from the date of the Plan or such agreement or report, the first two years in an easily accessible place. For additional information regarding the Plans, see the Prospectus.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE
                      ------------------------------------

     The Adviser, Van Eck-Hong Kong or the FII is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed fixed commission or discount. Most obligations in which the U.S. Government Money Fund invests are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g. securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer. A dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation.

     In purchasing and selling the Funds' portfolio investments, it is the Adviser's, Van Eck-Hong Kong's or FII's policy to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers, the Adviser, Van Eck-Hong Kong or the FII will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.

     In addition, the Adviser, Van Eck-Hong Kong or the FII may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Adviser, Van Eck-Hong Kong or the FII under which the broker-dealer allocates a portion of the commissions paid by a Fund toward payment of the Fund's expenses such as transfer agency, printing or other expenses. The services of the broker-dealer must be comparable to those of other qualified broker-dealers.

     The Adviser, Van Eck-Hong Kong or the FII may cause the Funds to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in
Section 28(e) of the Securities Exchange Act of 1934 which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Any such research and other information provided by brokers to the Adviser, Van Eck-Hong Kong or the FII are considered to be in addition to and not in lieu of services required to be performed by the Adviser, Van Eck-Hong Kong and FII under the relevant Advisory Agreement or Sub-Advisory Agreement with the Trust. The research services provided by broker-dealers can be useful to the Adviser, Van Eck-Hong Kong and FII in serving its other clients or clients of the Adviser, FII or their affiliates.

     For the fiscal year ended December 31, 1997, the Global Hard Assets Fund paid $41,526.50, the Gold/Resources Fund paid $775.00, the Global Real Estate Fund paid $705.00, the Emerging Markets Growth Fund paid $1,405.31 and the International Investors Gold Fund paid $11,400.00 in commissions to broker dealers providing research and other services to the Adviser or its affiliates representing 12.07, 0.26%, 11.94%, 1.97% and 4.44%, respectively, of the total commissions paid by such Funds; such payments involved $3,562,413, in the case of Global Hard Assets Fund, and $741,900, in the case of International Investors Gold Fund, in portfolio securities purchased and sold on behalf of the relevant Fund.

     The table below shows the commissions paid on purchases and sales of portfolio securities by each Fund during its respective fiscal year, and the percentages of such amounts paid to brokers or dealers which furnished daily quotations to the Funds for the purpose of calculating daily per share net asset value and to brokers and dealers which sold shares of the Funds. The U.S. Government Money Fund did not pay brokerage commissions.

FUND (FISCAL YEAR END)                                          1997

                                                             Commissions

International Investors Gold Fund (Class A and C) (12/31)       $611,085
Gold/Resources Fund (Class A) (12/31)                           $327,261
Asia Dynasty Fund (Class A and B) (12/31)                       $675,167
Global Balanced Fund (Class A and B) (12/31)                    $ 63,682
Global Hard Assets Fund (Class A, B and C) (12/31)              $505,063
Emerging Markets Growth Fund (Class A, B and C) (12/31)         $ 37,453
Global Real Estate Fund (Class A, B and C) (12/31)              $  6,191

FUND (FISCAL YEAR END)                                              1996

                                                             Commissions

International Investors Gold Fund (Class A and C) (12/31)       $347,781
Gold/Resources Fund (Class A) (12/31)                           $271,356
Global Income Fund (Class A) (12/31)                            $      0
Asia Dynasty Fund (Class A and B) (12/31)                       $643,451
Global Balanced Fund (Class A and B) (12/31)                    $ 96,428
Global Hard Assets Fund (Class A and C) (12/31)                 $110,278


Fund (fiscal year end)                                              1995

                                                             Commissions

International Investors Gold Fund (Class A and C) (12/31)       $212,002
Gold/Resources Fund (Class A) (12/31)                           $235,161
Global Income Fund (Class A) (12/31)                            $ 31,325
Asia Dynasty Fund (Class A and B) (12/31)                       $900,977
Global Balanced Fund (Class A and B) (12/31)                    $ 89,406
Global Hard Assets Fund (Class A and C) (12/31)                 $ 28,075

     The Trustees periodically review the Adviser's and FII's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the commissions paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.

     Investment decisions for the Funds are made independently from those of the other investment accounts managed by the Adviser, FII or affiliated companies. Occasions may arise, however, when the same investment decision is made for more than one client's account. It is the practice of the Adviser and FII to allocate such purchases or sales insofar as feasible among its several clients or the clients of its affiliates in a manner it deems equitable. The principal factors which the Adviser and FII considers in making such allocations are the relative investment objectives of the clients, the relative size of the portfolio holdings of the same or comparable securities and the then availability in the particular account of funds for investment. Portfolio securities held by one client of the Adviser or FII may also be held by one or more of its other clients or by clients of its affiliates. When two or more of its clients or clients of its affiliates are engaged in the simultaneous sale or purchase of securities, transactions are allocated as to amount in accordance with formulae deemed to be equitable as to each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

     Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser or FII may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

     While it is the policy of the Funds generally not to engage in trading for short-term gains, the Funds will effect portfolio transactions without regard to the holding period if, in the judgment of the Adviser or FII such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions. The Global Hard Assets Fund, Emerging Markets Growth Fund, Asia Dynasty Fund and Gold/Resources Fund anticipate that their annual portfolio turnover rates will not exceed 100%.

     The annual portfolio turnover rate of the Global Balanced Fund and Global Real Estate Fund may exceed 100%. Due to the high rate of turnover the Funds may pay a greater amount in brokerage commissions than a similar size fund with
a lower turnover rate.   The portfolio turnover rates of all Funds may vary
greatly from year to year. In addition, since the Funds may have a high rate of portfolio turnover, the Funds may realize capital gains or losses. Capital gains will be distributed annually to the shareholders. Capital losses cannot be distributed to shareholders but may be used to offset capital gains at the Fund level. See "Taxes" in the Prospectus and the Statement of Additional Information.

     The Adviser and related persons, may from time to time, buy and sell for their own accounts securities recommended to clients for purchase or sale. The Adviser recognizes that this practice may result in conflicts of interest. However, to minimize or eliminate such conflicts a Code of Ethics has been adopted by the Adviser which requires that all trading in securities suitable for purchase by client accounts must be approved in advance by a person familiar with purchase and sell orders or recommendations. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale on behalf of a client account within seven days; or if the security has been purchased or sold or recommended for purchase or sale by a client account, it is determined that the trading activity will not have a negative or appreciable impact on the price or market of the security or the activity is of such a nature that it does not present the dangers or potential for abuses or likely to result in harm or detriment to a client account. At the end of each calendar quarter, all related personnel of the Adviser are required to file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

     TRUSTEES AND OFFICERS
     ---------------------

     The Trustees and Officers of the Van Eck Funds, their address, position with the Trust and principal occupations during the past five years are set forth below.

Trustees of Van Eck Funds:

@ *  JOHN C. van ECK, C.F.A. (82) - Chairman of the Board and President
----------------------------

     270 River Road, Briarcliff Manor, New York; Chairman of the Board and President of another investment company advised by the Adviser; Chairman, Van Eck Associates Corporation (investment adviser) and Van Eck Securities Corporation (broker-dealer); Director, Eclipse Financial Asset Trust (mutual fund); Former President of the Adviser and its affiliated companies; Former Director (1992-1995), Abex Inc. (aerospace); Former Director (1983-1986), The Signal Companies, Inc. (high technology and engineering); Former Director (1982-1984), Pullman Transportation Co., Inc. (transportation equipment); Former Director (1986-1992) The Henley Group, Inc. (technology and health).


@ # + JEREMY H. BIGGS (62) - Trustee
---------------------

     1220 Park Avenue, New York, NY 10128; Trustee of another investment company advised by the adviser; Vice Chairman, Director and Chief Investment Officer, Fiduciary Trust Company International (investment manager), parent company of Fiduciary International, Inc.; Chairman of Davis Funds Group (mutual fund management company); Treasurer and Director of the Royal Oak Foundation (the UK National Trust); Director and former Chairman of the Union Settlement Association (the community service organization); First Vice President, Trustee and Chairman of the Financial Committee of St. James School, St. James, Maryland; Former Director, International Investors Incorporated (1990-1991).

# + RICHARD C. COWELL (70) - Trustee
---------------------

     240 El Vedado Way, Palm Beach, Florida 33480; Trustee of another investment company advised by the Adviser; Private Investor; Director, West Indies & Caribbean Development Ltd. (real estate); Former Director, Compo Industries, Inc. (machinery manufacturer); Former Director, International Investors Incorporated (1957-1991); Former Director (1978-1981), American Eagle Petroleums, Ltd. (oil and gas exploration); Former President and Director (1968-1976), Minerals and Industries, Inc. (petroleum products); Former Director (1978-1983) Duncan Gold Resources, Inc. (oil exploration and gold mining); Former Director (1981-1984), Crested Butte Silver Mining Co.; Former Chairman and Member of Executive Committee (1974-1981), Allerton Resources, Inc. (oil and gas exploration); Former Director (1976-
     1982), Western World Insurance Co.

@  PHILIP D. DEFEO (52) - Trustee
------------------

     99 Park Avenue, New York, NY 10016; Trustee of another investment company advised by the Adviser; President, Chief Executive Officer and Director of Van Eck Associates Corporation (investment adviser) and Van Eck Securities Corporation (broker-dealer) since September 1996; Former Executive Vice President and Director of Marketing and Customer Services (June 1994 - August 1996), Cedel International (finance and settlements); Former Managing Director (July 1992 - April 1994), Lehman Brothers (investment bank and broker-dealer); Former Senior Vice President, Fidelity Investments and Former President, Fidelity Services Company (financial services); (1987-1992).

# + WESLEY G. McCAIN (55) - Trustee
--------------------

     144 East 30th Street, New York, New York 10016; Trustee of other affiliated investment companies advised or administered by the Adviser; Chairman and Owner, Towneley Capital Management, Inc.,

     (investment adviser since 1971); Chairman, Eclipse Funds (mutual fund since
     1986); Chairman and Owner, Eclipse Financial Services, Inc.(since 1986; General Partner, Pharaoh Partners, L.P. (since 1992); Principal, Pharaoh Partners (Cayman) LDC (since 1996); President and Owner, Millbrook Associates, Inc. (economic and marketing consulting, since 1989); Trustee, Libre Group Trust (since 1994) Director, Libre Investments (Cayman) Ltd.(since 1996); Former Director, International Investors
     Incorporated.

# DAVID J. OLDERMAN (62) - Trustee
-------------------

     40 East 52nd Street, New York, New York 10022; Trustee of another investment company advised by the Adviser; Chairman of the Board, Chief Executive Officer and Owner, Carret & Company, Inc. (since 1988); Chairman of the Board, American Copy Equipment Co. (1991-present); Chairman of the Board, Brighton Partners, Inc. (1993-present); Principal, Olderman & Raborn, Inc., (investment advisers-1984-1988); Chairman of the Board, Railoc, Inc., (farm equipment manufacturing-1979-1984); Head of Corporate Finance, Halsey Stuart (investment banking-1974-1975); Vice Chairman of the Board, Stone and Webster Securities Corp. (investment banking, retail sales and investment advisory divisions-1964 to 1974).

# * RALPH F. PETERS (69) - Trustee
-------------------

     66 Strimples Mill Road, Stockton, New Jersey 08559-1703; Trustee of another investment company advised by the Adviser; Former Chairman of the Board, Former Chairman of the Executive Committee and Chief Executive Officer of Discount Corporation of New York (dealer in U.S. Treasury and Federal Agency Securities) (1981-1988); Director, Sun Life Insurance and Annuity Company of New York; Director, U.S. Life Income Fund, Inc., New York; Former Director, International Investors Incorporated.

# RICHARD D. STAMBERGER (38) - Trustee
-----------------------

     888 17th Street, N.W., Washington, D.C. 20006; Trustee of two other investment companies advised or administered by the Adviser; Principal, National Strategies, Inc., a public policy firm in Washington, D.C.; Partner and Co-founder, Quest Partners, L.L.C. (management consulting firm/since 1988); Executive Vice President, Chief Operating Officer, and a Director of NuCable Resources Corporation (technology firm/since 1988); associated with Anderson Benjamin & Reed, a regulatory consulting firm based in Washington, D.C. (1985-1986); White House Fellow-Office of Vice President (1984-1985); Director of Special Projects, National Cable Television Association (1983-1984).

@**JAN van ECK (34)  Trustee
   -----------

     99 Park Avenue, New York, New York 10016; Director of Van Eck Associates Corporation; Executive Vice President and Director of Van Eck Securities Corporation and other affiliated companies; President and Director of Van Eck Capital, Inc.; President and Director of Van Eck Absolute Return Advisers Corporation; Co-President and Director of Shenyin Wanguo Van Eck Asset Management (Asia) Limited and President, Chief Executive Officer and Director of Van Eck Global Asset Management (Asia) Ltd.

@**DEREK van ECK (33) - Executive Vice President
   -------------

     99 Park Avenue, New York, New York 10016; President of the Global Hard Assets Fund series of Van Eck Funds and Worldwide Hard Assets Fund series of Van Eck Worldwide Insurance Trust; Vice President of Global Balanced Fund series of Van Eck Funds; Executive Vice President, Director, Global Investments and Director of Van Eck Associates Corporation and Executive Vice President and Director of Van Eck Securities Corporation and other affiliated companies.

Officers of the Trust:

LUCILLE PALERMO (51) - Executive Vice President
---------------

     99 Park Avenue, New York, New York 10016; Executive Vice President of another investment company advised by the Adviser; Associate Director, Mining Research of the Adviser; Investment Strategist and Analyst with Drexel Burnham Lambert (1979-1989).

BRUCE J. SMITH (43) - Vice President and Treasurer
--------------

     99 Park Avenue, New York, New York 10016; Officer of two other investment companies advised or administered by the Adviser; Senior Managing Director, Portfolio Accounting of Van Eck Associates Corporation and Senior Managing Director of Van Eck Securities Corporation.



     THOMAS H. ELWOOD (50) - Vice President and Secretary
     ----------------

     99 Park Avenue, New York, New York 10016; Officer of three other investment companies advised or administered by the Adviser; Vice President, Secretary and General Counsel of Van Eck Associates Corporation, Van Eck Securities Corporation and other affiliated companies. Former Assistant Counsel of Jefferson Pilot Insurance company and officer of other investment companies distributed by Jefferson Pilot and its affiliates. Former Associate Counsel of New York Life Insurance company

JOSEPH P. DiMAGGIO (41) - Controller
------------------

     99 Park Avenue, New York, New York 10016; Controller of another investment company advised by the Adviser; Director of Portfolio Accounting of Van Eck Associates Corporation (since 1993); Former Accounting Manager, Alliance Capital Management (1985-1993).

CHARLES CAMERON (38) - Vice President
---------------
     99 Park Avenue, New York, New York 10016; Vice President of another investment company advised by the Adviser; Director of Trading of Van Eck Securities Corporation

SUSAN C. LASHLEY (43) - Vice President
----------------

     99 Park Avenue, New York, New York 10016; Vice President of another investment company advised by the Adviser; Managing Director, Mutual Fund Operations of Van Eck Securities Corporation.

KEVIN REID (35) - Vice President
----------

     99 Park Avenue, New York, New York 10016; President of the Global Real Estate Fund series and Vice President of the Global Hard Assets Fund series of Van Eck Funds and President of the Worldwide Real Estate Fund and Vice President of the Worldwide Hard Assets Fund series of Van Eck Worldwide Insurance Trust; Officer of another investment company advised by the Adviser; Director, Real Estate Research, of Van Eck Associates Corporation; Former Chief Financial Officer of E.P. Reid, Inc (construction 1993 to
     1994); Former Chief Financial Officer and Chief Operating Officer (1991
     1993) and Former Vice President and portfolio manager (1998 1991) of Trammell Crow Company (real estate).

BARBARA J. ALLEN (41) - Assistant Secretary
----------------

     99 Park Avenue, New York, New York 10016; Assistant Secretary of another investment company advised by the Adviser; Compliance Officer of Van Eck Associates Corporation and Van Eck Securities Corporation; Former Senior Counsel, Arizona Corporation Commission, Securities Division (1990-1994).

SUSAN I. GRANT (45)  Assistant Secretary
-------------------

     99 Park Avenue, New York, New York 10016; Assistant Secretary of other investment companies advised or administered by the Adviser, Senior Attorney of Van Eck Associates Corporation; formerly employed by the Royce Funds (1994 1996) and First Investors Corporation (1989 1994).

GREGORY KRENZER (25)  President of Van Eck U.S. Government Money Fund
---------------
     99 Park Avenue, New York, New York 10016, Research Analyst and Portfolio Assistant (Global Fixed Income) of Van Eck Associates Corporation since 1994.
-------------------------

@    An "interested person" as defined in the 1940 Act.
* Member of Executive Committee -exercises general powers of Board of Trustees between meetings of the Board.
**   Son of Mr. John C. van Eck.
  #  Member of the Nominating Committee.
  + Member of the Audit Committee -reviews fees, services, procedures, conclusions and recommendations of independent auditors.

                               COMPENSATION TABLE
                               ------------------

                              Van Eck Funds            Van Eck Funds       Total Fund Complex
                         (Current Trustees Fees)  (Deferred Compensation)    Compensation(a)
                         -----------------------  -----------------------  -------------------

John C. van Eck                  $     0                  $     0             $     0
Jeremy H. Biggs                  $     0                  $21,686             $34,750
Richard C. Cowell                $21,686                  $     0             $33,500
Philip D. DeFeo                  $     0                  $     0             $     0
Wesley G. McCain                 $     0                  $21,686             $34,750
David J. Olderman                $     0                  $20,066             $32,250
Ralph F. Peters                  $17,478                  $     0             $27,000
Richard D. Stamberger            $10,034                  $10,034             $31,000
Fred M. van Eck                  $     0                  $     0             $     0

(a) The term "fund complex" refers to the Funds of the Trust, the series of the Van Eck Worldwide Insurance Trust and the Van Eck/Chubb, Funds, Inc., which are also managed by the Adviser. The Trustees are paid a fee for their services to the Trust. No other compensation, including pension or other retirement benefits, is paid to the Trustees by the fund complex.

     As of April 17, 1998, all of the Officers and Trustees of the Trust as a group owned the number of shares indicated of each Fund: 112,134.341 shares of Global Balanced Fund-A, equal to approximately 5.01% of shares outstanding; 1,185,996.77 shares of the U.S. Government Money Fund, equal to approximately 2.23% of the shares outstanding; 56,871.741 shares of Global Hard Assets Fund-A, equal to approximately 1.57% of shares outstanding; 78,755.586 of the Emerging Markets Growth Fund-A, equal to approximately 31.38% of shares outstanding;
986.3480 shares of Emerging Markets Growth FundB, equal to approximately 6.14% of the shares outstanding; 988.6800 shares of Emerging Markets Growth FundC, equal to approximately 2.47% of the shares outstanding; 115,378.744 shares of Global Real Estate FundA, equal to approximately 73.72% of the shares outstanding. As of April, 30, 1998, all of the Officers and Trustees of the Trust as a group owned less than 1% of shares outstanding of each of the other Funds and Classes.

     As of April 17, 1998, the following persons owned 5% or more of the shares of the Fund(s) indicated below:


International Investors Gold Fund (Class A shares)           Asia Dynasty Fund (Class B shares)
---------------------------------------------------------    -------------------------

MLPF&S for the sole benefit           5.96%                   MLPF&S for the sole benefit     45.61%
  of its customers                                            of its customers
4800 Deer Lake Drive East                                     4800 Deer Lake Drive East
3rd Floor                                                     3rd Floor
Jacksonville, FL 32246-6484                                   Jacksonville, FL 32246-6484

U.S. Government Money Fund                                    Global Balanced Fund (Class B shares)
-------------------------------                               -----------------------------

J.C. Bradford & Co. Cust. FBO        13.46%                  MLPF&S for the sole benefit      19.33%
  RCIP Limited Partners I                                    of its customers
330 Commerce St.                                             4800 Deer Lake Drive East
Nashville, TN 37201-1805                                     3rd Floor
                                                             Jacksonville, FL 32246-6484

Merrill Lynch FBO                                   7.19%           M. Club Foundation                   6.48%
Confidential A/C #626-07A23                                         University of Maryland Inc
141 W. Jackson Blvd.                                                P.O. Box 273
Room 290                                                            College Park, MD 20741-0273
Chicago, IL 60604-2904

LLT Limited                                         5.19%           Global Hard Assets Fund (Class A shares)
                                                                    ----------------------------------
Washington Mall I Reid St.
4th Floor                                                           Charles Schwab & Co. Inc.           19.73%
Hamilton HM 11 Bermuda                                              Special Custody Acct. FEBO
  Customers Instl. Onesource
Edward M. Miller & Edward W.                        5.12%           101 Montgomery St.
Rodier & Michael Reddington TR                                      San Francisco, CA 94104-4122
Meridian Venture Partners II LTD
c/o Meridian Venture Group                                          MLPF&S for the sole benefit          7.81%
57 Plandome Rd                                                      of its customers
Manhasset, NY 11030-2330                                            4800 Deer Lake Drive East
                                                                    3rd Floor
Gold/Resources Fund (Class A Shares)                                Jacksonville, FL 32246-6484
--------------------------------------
MLPF&S for the sole benefit                         6.76%
 of its customers                                                   KAS Associate NV                     5.48%
4800 Deer Lake Drive East                                           Stitching Vermogensgiro
3rd Floor                                                           Beleggingsrekening
Jacksonville, FL 32246-6484                                         c/o RAJ Sporri/Internal Code 24893
  P.O. Box 178/1000 AD Amsterdam
Asia Dynasty Fund (Class A shares)                                  The Netherlands
--------------------------------------
MLPF&S for the sole benefit                        17.56%
 of its customers                                                   Global Hard Assets Fund (Class B shares)
                                                                    ----------------------------------
4800 Deer Lake Drive East                                           MLPF&S for the sole benefit         24.24%
3rd Floor                                                           of its customers

Jacksonville, FL 32246-6484                                         4800 Deer Lake Drive East
                                                                    3rd Floor
                                                                    Jacksonville, FL 32246-6484


                                                                    Global Hard Assets Fund (Class C shares)
                                                                    ----------------------------------------
                                                                    MLPF&S for the sole benefit     29.32%
                                                                       of its customers
                                                                    4800 Deer Lake Drive East
                                                                    3rd Floor
                                                                    Jacksonville, FL 32246-6484


Emerging Markets Growth Fund (Class A shares)                 Emerging Markets Growth Fund (Class C shares)
---------------------------------------------                 --------------------------------------------

Van Eck Associates Corp.                  20.61%          Bear Stearns Securities Corp.               28.97%
99 Park Avenue                                            FBO 183-97769-19
8th Floor                                                 1 Metrotech Center North
New York, NY 10016-1501                                   Brooklyn, NY 11201-3870

Charles Schwab & Co. Inc.                  5.56%          INV Fiduciary Trust Co CUST                 25.30%
Special Custody Acct. FEBO                                IRA A/C Barton B. Antista
Customer Instl. Onesource                                 2622 Katherine St.
Attn: Mutual Funds                                        El Cajon, CA 92020-2036
101 Montgomery St.
San Francisco, CA 94104-4122                              Bear Stearns Securities Corp.               14.49%
                                                          FBO 183-70596-15
Emerging Markets Growth Fund (Class B shares)             1 Metrotech Center North
---------------------------------------------             Brooklyn, NY 11201-3870

Gloria Dublon                             21.61%
86 Sycamore Avenue                                        Bear Stearns Securities Corp                 8.66%
Mt. Vernon, NY 10553-1216                                 FBO 183-70610-17
                                                          1 Metrotech Center North
Merrill Lynch Pierce                      16.16%          Brooklyn, NY 11201-3870
Fenner & Smith Inc.
Mutual Funds Operations                                   First Trust Corp., as Trustee               5.14%
P.O. Box 45286                                            U/A 4-18-96
Jacksonville, FL 32232-5286                               FBO Abraham Michael Bernstein IRA
                                                          P.O. Box 173301
XLN Enterprises Inc.                      13.98%          Denver, CO 80217-3301
Target Benefit Pension Pla
U/A 7/2/84                                                Global Real Estate Fund (Class A shares)
                                                          ----------------------------------------
181 East Industry Court
Deer Park, NY 11729-4718                                  Van Eck Securities Corporation              51.90%
                                                          99 Park Avenue
Inv. Fiduciary Trust Co.                  10.91%          New York, NY 10016
Custodian IRA A/C Linda K. Brown
132 Saxton St.
Patchogue, NY 11772-1826                                  Philip DeFeo                                 5.33%
                                                          1151 Oenoke Ridge Road
Steven C. Shapiro TR                       7.84%          New Canaan, CT 06840-2609
U/A 06/15/78
Steven C. Shapiro MD INC PEN PL
1938 State Street
New Orleans, LA 70118-6252

Van Eck Associates Corp.                   6.14%
99 Park Avenue
8th Floor
New York, NY 10016-1501


Global Real Estate Fund (Class B shares)            Global Real Estate Fund (Class C shares)
-----------------------------------------------      --------------------------------

Cowen & Co CUST                 13.59%        Bear Stearns SEC Corp. Cust.         33.55%
FBO #6B-00174-7                               FBO 183-97769-19
Financial Square                              1 Metrotech Center North
New York, NY 10005                            Brooklyn, NY 11201-3870

Cowen & Co CUST                  9.75%        Bear Stearns SEC Corp. Cust.         28.75%
FBO #6B-000383                                FBO 183-70688-14
Financial Square, 25th Floor                  1 Metrotech Center North
New York, NY 10005                            Brooklyn, NY 11201-3870

Olde Discount                    9.43%        Bear Stearns SEC Corp. Cust.          17.90%
FBO 13108822                                  FBO 183-70610-17
751 Griswold Street                           1 Metrotech Center North
Detroit, MU 48226-3274                        Brooklyn, NY 11201-3870

Cowen &Co CUST                  6.83%         Donaldson Lufkin Jenrette              9.41%
FBO #6B-00050-6                               Securities Corporation Inc.
Financial Square                              P.O. Box 2052
New York, NY 10005                            Jersey City, NJ 07303-2052

Cowen &Co CUST                  6.64%         MLPF&S for the sole benefit            7.97%
FBO #6B-00057-9                               of its customers
Financial Square                               Attn: Fund Administration
New York, NY 10005                            4800 Deer Lake Drive East, 3rd Floor
                                              Jacksonville, FL 32246- 6484
Cowen & Co CUST                6.40%
FBO #6B-00137-3
Financial Square
New York, NY 10005

Cowen & Co CUST                6.35%
FBO #6B-00040-9
Financial Square
New York, NY 10005

Herzog Heine Geduld Inc.       5.58%
FBO #064-49191-10
Attn: Mutual Fund Dept.
525 Washington Blvd.
Jersey City, NJ 07310-1600

                              VALUATION OF SHARES
                              -------------------

     The net asset value per share of each of the Funds is computed by dividing the value of all of a Fund's securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed as of the close of the New York Stock Exchange, Monday through Friday, exclusive of national business holidays. The Funds will be closed on the following national business holidays: New Years Day, Martin Luther King Jr.'s birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Funds have been received.

     Dividends paid by a Fund with respect to Class A, Class B and Class C shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the higher distribution services fee and any incremental transfer agency costs relating to Class B or Class C shares will be borne exclusively by that Class. The Trustees have determined that currently no conflict of interest exists between the Class A and Class B shares or Class A and Class C shares. On an ongoing basis, the Board of Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

     Shares of International Investors Gold Fund-A, Emerging Market Growth Fund-A, Global Real Estate Fund-A, Gold/Resources Fund-A, Global Hard Assets Fund-A, Asia Dynasty Fund-A and Global Balanced Fund-A are sold at the public offering price which is determined once each day the Funds are open for business and is the net asset value per share plus a sales charge in accordance with the schedule set forth in the Prospectus. Shares of the U.S. Government Money Fund are sold without a sales charge. Shares of Asia Dynasty Fund-B, Global Balanced Fund-B, Emerging Markets Growth Fund-B, Global Real Estate Fund-B, and Global Hard Assets Fund-B are sold with a contingent deferred sales charge. Shares of Emerging Markets Growth Fund-C and Global Hard Assets Fund-C and Global Real Estate Fund-C are sold with a redemption fee.

     Set forth below is an example of the computation of the public offering price for shares of the Emerging Markets Growth FundA, Global Real Estate Fund-A, International Investors Gold Fund-A, Gold/Resources Fund-A, Asia Dynasty Fund-A, Global Hard Assets Fund-A and Global Balanced Fund-A on December 31, 1997 under the then-current maximum sales charge:

                                    Gold/    Global  International   Asia     Global     Global        Emerging
                                  Resources   Hard     Investors    Dynasty  Balanced  Real Estate  Markets Growth
                                   Fund-A    Assets   Gold Fund-A   Fund-A    Fund-A     Fund-A         Fund-A

Net asset value and repurchase        $3.47  $15.50          $7.54    $7.82    $10.38       $10.64           $8.13
price per share on $.001 par
value capital shares
outstanding

Maximum sales charge (as                .21     .77            .46      .39       .52          .53             .41
described in the Prospectus)

Maximum offering price
per share                             $3.68  $16.27          $8.00    $8.21    $10.90       $11.17           $8.54

     In determining whether a contingent deferred sales charge is applicable to a redemption of Class B shares or a redemption charge is applicable to Class C shares, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account (unless a specific request is made to redeem a specific class of shares), second of Class B shares held for over six years, Class C shares held for over one year, shares attributable to appreciation or shares acquired pursuant to reinvestment, and third of any Class C shares or Class B held longest during the applicable period.

     To provide two examples, assume an investor purchased 100 Class B shares of Global Hard Assets Fund at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds $600), 10 shares or $120 will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is not applied to the $80 attributable to appreciation but is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $200 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase). Instead, assume an investor purchased 100 Class C shares of Global Hard Assets Fund at $10 per share (at a cost of $1,000) and six months after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds $600), 10 shares or $120 will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is not applied to the $80 attributable to appreciation but is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 1%.

     The value of a financial futures or commodity futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Securities or futures contracts for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price. If no sales are reported as in the case of most securities traded over-the-counter, securities are valued at the mean of their bid and asked prices at the close of trading on the New York Stock Exchange (the "Exchange"). In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market. Options are valued at the last sales price unless the last sales price does not fall within the bid and ask prices at the close of the market, in which case the mean of the bid and ask prices is used. All other securities are valued at their fair value as determined in good faith by the Trustees. Foreign securities or futures contracts quoted in foreign currencies are valued at appropriately translated foreign market closing prices or as the Board of Trustees may prescribe.

     Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in determining the net asset value of the shares of the Funds may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset values. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

U.S. Government Money Fund
--------------------------

     It is the policy of the U.S. Government Money Fund to use its best efforts to maintain a constant per share price equal to $1.00.

     The portfolio instruments of the U.S. Government Money Fund are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     The valuation of the Fund's portfolio instruments based upon their amortized cost and simultaneous maintenance of the Fund's per share net asset value at $1.00 are permitted by a rule adopted by the Securities and Exchange Commission. Under this rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities determined by the Trustees to be of high quality with minimal credit risks. In accordance with the rule, the Trustees have established procedures designed to stabilize, to the extent reasonably practicable, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. The rule also provides that the extent of any deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share net asset value based on amortized cost must be examined by the Trustees. In the event the Trustees determine that a deviation exists which may result in material dilution or is otherwise unfair to investors or existing shareholders, they must cause the Fund to take such corrective action as they regard as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

                               EXCHANGE PRIVILEGE
                               ------------------

     Class A, Class B and Class C shareholders of a Fund may exchange their shares for shares of the same class of other of the funds in the Van Eck Global Group of Funds. The Exchange Privilege will not be available if the proceeds from a redemption of shares of a Fund whose shares qualify are paid directly to the shareholder. The Exchange Privilege is not available for shares which are not on deposit with DST or Investors Fiduciary Trust Company ("IFTC"), or shares which are held in escrow pursuant to a Letter of Intent. If certificates representing shares of a Fund accompany a written exchange request, such shares will be deposited into an account with the same registration as the certificates upon receipt by DST.

     The Funds each reserve the right to (i) charge a fee of not more than $5.00 per exchange payable to a Fund or charge a fee reasonably intended to cover the costs incurred in connection with the exchange; (ii) establish a limit on the number and amount of exchanges made pursuant to the Exchange Privilege and (iii) terminate the Exchange Privilege without written notice. In the event of such termination, shareholders who have acquired their shares pursuant to the Exchange Privilege will be afforded the opportunity to re-exchange such shares for shares of the Fund originally purchased without sales charge, for a period of not less than three (3) months.

     By exercising the Exchange Privilege each shareholder whose shares are subject to the Exchange Privilege will be deemed to have agreed to indemnify and hold harmless the Trust and each of its series, their investment adviser, sub-investment adviser (if any), distributor, transfer agent, IFTC and the officers, directors, employees and agents thereof against any liability, damage, claim or loss, including reasonable costs and attorneys' fees, resulting from acceptance of, or acting or failure to act upon, or acceptance of unauthorized instructions or non-authentic telephone instructions given in connection with, the Exchange Privilege, so long as reasonable procedures are employed to confirm the authenticity of such communications. (For more information on the Exchange Privilege, see the Prospectus).

                        TAX-SHELTERED RETIREMENT PLANS-
                        -------------------------------

     The Trust offers several prototype tax-sheltered retirement plans through which shares of a Fund may be purchased. These plans are more fully described below. IFTC, P.O. Box 418407, Kansas City, Missouri acts as the trustee and/or custodian (the "Trustee") under the retirement plans offered by the Trust. Persons who wish to establish a tax-sheltered retirement plan should consult their own tax advisors or attorneys regarding their eligibility to do so and the laws applicable thereto, such as the employee coverage and nondiscrimination rules, fiduciary responsibility provisions and diversification requirements and the reporting and disclosure obligations under the Employee Retirement Income Security Act of 1974 and applicable state tax law. The Trust is not responsible for compliance with such laws. Further information regarding the retirement plans, including applications and fee schedules, may be obtained upon request to the Trust.

Regular Individual Retirement Account and Spousal Individual Retirement Account.
-------------------------------------------------------------------------------


The Regular IRA is available to all individuals under age 70 1/2, including self-employed individuals, who receive compensation for services rendered and wish to purchase shares of a Fund. Spousal Individual Retirement Accounts ("SPIRA") are available to individuals who are otherwise eligible to establish a Regular IRA for themselves and whose spouses are treated as having no compensation of their own.

     In general, the maximum deductible contribution to an IRA which may be made for any one year is $2,000 or 100% of annual compensation includible in gross income, whichever is less. The amount an individual contributes to a Regular IRA reduces the amount the individual can contribute to a Roth IRA for the same year. If an individual establishes a SPIRA, the maximum aggregate deductible amount that the individual may contribute annually is the lesser of $4000 or 100%. However, that no more than $2,000 per year for either the individual or the spouse may be contributed to either the IRA or SPIRA.

     In the case of a taxpayer who is deemed to be an active participant in an employer-sponsored retirement plan, no deduction is available for contributions to a Regular IRA or SPIRA if his adjusted gross income exceeds the annual maximum. For 1998, the annual maximum is $60,000 for married taxpayers filing jointly, $40,000 for single taxpayers, and $10,000 for married taxpayers filing separately. [The following language describes law after 1998. It may be included this year, or factored in next year - for each year after 1998 and before 2006, the annual maximum for married taxpayers filing jointly and single taxpayers is increased $1,000. In 2006, the annual maximum for married filing jointly increases $5,000 and in 2007 increases $15,000.] (Married taxpayers who file joint tax returns will not be deemed to be active participants solely because their spouse is an active participant under an employer-sponsored retirement plan. However, when one spouse is an active participant and the other is not, no deduction is available for contributions to a Regular IRA by the nonactive participant spouse if the spouses' combined adjusted gross income exceeds $160,000.) Taxpayers, who are active participants in employer-sponsored retirement plans, will be able to make fully deductible IRA contributions at the same levels discussed above, if their adjusted gross income is less than the annual minimum. For 1998, the annual minimum is $50,000 for married taxpayers filing jointly and $30,000 for single taxpayers. [The following language describes law after 1998. It may be included this year, or factored in next year -for married taxpayers filing jointly and single taxpayers, the annual minimum is increased at the same rate as the annual maximum through the year 2005. After 2005, the annual minimum for married taxpayers filing jointly is increased $5,000 in 2006 and for 2007.]

     In the case of taxpayers who are active participants in employer-sponsored retirement plans and who have adjusted gross income between the applicable annual minimum and maximum, deductible IRA contributions will be phased out. In general and before 2007, the $2,000 IRA deduction is reduced by $200 for each $1,000 of adjusted gross income in excess of the applicable minimum In general, in the case of a taxpayer who contributes to an IRA and a SPIRA, the $4000 IRA deduction is reduced by $400 for each $1,000 of adjusted gross income in excess of the applicable minimum.

     Individuals who are ineligible to make fully deductible contributions maymake nondeductible contributions up to an aggregate of $2,000 in the case of contributions (deductible and nondeductible) to a Regular IRA and up to an aggregate of $4,000 in the case of contributions (deductible and nondeductible) to a Regular IRA and SPIRA and the income upon all such contributions will accumulate tax free until distribution.

     In addition, a separate rollover IRA may be established by a "rollover" contribution, which may permit the tax-free transfer of assets from qualified retirement plans under specified circumstances. A "rollover contribution" from a qualified retirement plan includes a lump sum distribution received by an individual, because of severance of employment, from a qualified plan and paid into an individual retirement account within 60 days after receipt or transferred directly in a trust-to-trust transfer. A rollover IRA can be established even if the individual is over age 70 1/2.

     Dividends and capital gains earned on amounts invested in either an IRA or SPIRA are automatically reinvested by the Trustee in shares of a Fund and accumulate tax-free until distribution. Distributions from either an IRA or SPIRA prior to age 59-1/2, may result in adverse tax consequences and penalties. In addition, there may be a penalty on contributions in excess of the contribution limits and other penalties are imposed on insufficient payouts after age 70-1/2.

Roth Individual Retirement Account and Spousal Individual Retirement Account.
----------------------------------------------------------------------------
     The Roth IRA is available to all individuals who wish to purchase Fund shares regardless of their age, including self-employed individuals, and whose adjusted gross income is less than $160,000 for married taxpayers filing jointly, $10,000 for married taxpayers filing separately, and $110,000 for single taxpayers. Spousal Roth IRAs ("SPRIRA") are available to individuals who are otherwise eligible to establish a Roth IRA for themselves and whose spouses are treated as having no compensation of their own.

     Contributions to a Roth IRA or SPRIRA are not deductible. In general, the maximum annual contribution to a Roth IRA which may be made for any one year is $2,000 or 100% of annual compensation includible in gross income, whichever is less, minus any contributions made for the year to a Regular IRA. If an
      -----
individual establishes a SPRIRA, the aggregate maximum amount that the individual may contribute annually is the lesser of $4,000 or 100% of the combined compensation of individual and spouse minus any deductible Regular IRA or Roth IRA contributions made by the individual to his own Regular or Roth IRA for the taxable year. The amount an individual contributes to a Roth IRA reduces the amount such individual can contribute to a Regular IRA for the same year.

       Taxpayers can make the full annual contribution to a Roth IRA if their adjusted gross income for the year is less than $150,000 if married filing jointly, or less than $95,000 if single.

       Taxpayers who are eligible to establish a Roth IRA, but whose adjusted gross incomes exceed the amount for making a full annual contribution, can make a reduced contribution to the Roth IRA. In general, to determine the reduced contribution: (i) subtract the base amount ($95,000 for single, $150,000 for married filing jointly, $0 for married filing separately) from adjusted gross income; (ii) subtract the amount in (i) above from $15,000 ($10,00 if married filing jointly or married filing separately); (iii) divide the amount in (ii) by $15,000 ($10,000 if married filing jointly or married filing separately); and
(iv) multiply the fraction from (iii) by $2,000 ($4,000 for a SPRIRA).

        In addition, if the adjusted gross income of married taxpayers who file joint returns or a single taxpayer is less than $100,000, they may convert a non Roth IRA to a Roth IRA. Married couples filing separate returns cannot make such a conversion. A taxpayer converts a non Roth IRA into a Roth IRA by withdrawing the funds from his non Roth IRA and rolling them over to a Roth IRA by withdrawing the funds from his non Roth IRA and rolling them over to a Roth IRA within 60 days, or by directing his non Roth IRA trustee or custodian to convert the existing non Roth IRA with such custodian or trustee. Except for conversions made during 1998, the amount rolled over from the non Roth IRA to the Roth IRA is includible in income and subject to income tax in the year of conversion. For non Roth IRAs converted into Roth Conversion IRAs during 1998, special rules apply. The amount rolled over is includeable in Federal gross income (and subject to Federal income taxes) over a four year period.

        In addition, an individual can rollover a Roth IRA into another Roth IRA within 60 days after receipt of the funds (or directly in a trustee-to-trustee transfer).

        Dividends and capital gains earned on amounts invested in either a Roth IRA or SPRIRA are automatically reinvested by the Trustee in shares of a Fund and accumulate tax free until distribution.

        "Qualified distributions" from either a Roth IRA or SPRIRA are not included in federal gross income and not subject to federal income tax. Any non-qualified distribution is includible in federal gross income and subject to federal income tax only to the extent it is a distribution of earnings. These earnings are taxable as ordinary income. To be a "qualified distribution" the amounts must be withdrawn after the "5-year holding period" and must be
                                                            ---
withdrawn when you are age 59 1/2 or older, because of death or permanent disability, or to pay for qualifying "first-time homebuyer expenses." For Roth IRAs, SPRIRAs and rollover Roth IRAs, the "5-year holding period" is the five tax year period beginning with the first tax year for which the taxpayer made a contribution to his or her Roth IRA. For non Roth IRAs converted into Roth IRAs, the "5-year holding period" is the five tax year period beginning with the first tax year in which the non Roth IRA was converted to a Roth IRA.

        Withdrawals are deemed to be made first from contributions to the Roth IRA and then from earnings. Thus, until the full amount contributed has been withdrawn, withdrawals are not includible in federal gross income. Special rules apply to withdrawals from Regular IRAs converted in 1998 to a Roth
IRA.

        The taxable portion of distributions from either a Roth IRA or SPRIRA prior to age 59 1/2 may result in adverse tax consequences and penalties. In addition, there may be a penalty on contributions in excess of the contribution limits.


     Simplified Employee Pension Plan.  A SEP may be utilized by employers to
     --------------------------------
provide retirement income to employees by making contributions to employee SEP IRAs. Owners and partners may qualify as employees. The employee is always 100% vested in contributions made under a SEP. Subject to certain limitations, an employer may also make contributions to a SEP-IRA under a salary reduction arrangement by which the employee elects contributions to a SEP-IRA in lieu of immediate cash compensation. After December 31, 1997, contributions under a salary reduction arrangement are permitted only into SEP plans in existence on December 31, 1997. The maximum contribution to a SEP-IRA (an IRA established to receive SEP contributions) is the lesser of $30,000 or 15% of taxable compensation from the employer, excluding contributions made pursuant to a salary reduction arrangement.

     Contributions by employers under a SEP arrangement up to the maximum permissible amounts are deductible by employers for federal income tax purposes. Contributions up to the maximum permissible amounts are not includible in the gross income of the employee. Dividends and capital gains on amounts invested in SEP-IRAs are automatically reinvested by the Trustee in shares of the mutual fund that paid such amounts and accumulate tax-free until distribution. Withdrawals of amounts prior to age 59 1/2, may result in adverse tax consequences. In addition, there may be a penalty on contributions in excess of the contribution limits and other penalties are imposed on insufficient payouts after age 70 1/2.

     Qualified Pension Plans.  [NOTE - USED DEFINED TERM FOR INTERNATIONAL
     ------------------------
INVESTORS INC.] offers forms of prototype profit sharing and money purchase pension plans (together, the "qualified Pension Plans") that can be utilized by self-employed individuals, partnerships and corporations (for this purpose called "Employers") and their employees who wish to purchase shares of a Fund under a retirement program.

     The maximum combined contribution which may be made to all Qualified Pensions Plan in any one year on behalf of a participant is, depending on the types of plans and benefit formula selected by the Employer, up to the lesser of $30,000 or 25 percent of compensation (net earned income in the case of a self-employed individual). Amounts contributed by Employers on behalf of employees are not taxed to the employees until the time of distribution, except that contributions by Employers to Qualified Pension Plans up to the maximum permissible amounts are deductible for Federal income tax purposes. Contributions in excess of permissible amounts may result in adverse tax consequences and penalties to the Employer. Dividends and capital gains earned on amounts invested in Qualified Pension Plans are automatically reinvested by the Trustee in shares of a Fund and accumulate tax-free until distribution. Amounts contributed by Employers on behalf of employees are not taxed to the employees until the time of distribution, except that withdrawals of contributions prior to age 59-1/2, may result in adverse tax consequences and penalties.

     403(b)(7) Program.  The Tax-Deferred Annuity Program and Custodial Account
     -----------------
offered by the Fund (the "403(b)(7) Program") allows employees of certain tax exempt organizations and schools to have a portion of their compensation set aside for their retirement years in shares held in an investment company custodial account.

     In general, the maximum limit on annual contributions for each employee is the lesser of $30,000 per year (as adjusted by the IRS for cost-of-living increases), 25% of the employee's compensation or the employee's exclusion allowance specified in Section 403(b) of the Code. However, an employee's salary reduction contributions to a 403(b)(7) Program may not exceed $9,500 a year (as adjusted for cost of living expenses). Amounts contributed by Employers on behalf of employees are not taxed to the employees until the time of distribution, except that contributions in excess of permissible amounts may result in adverse tax consequences and penalties. Dividends and capital gains on amounts invested in the 403(b)(7) Program are automatically reinvested in shares of a Fund. It is intended that dividends and capital gains on amounts invested in the 403(b)(7) Program will accumulate tax-free until distribution.

     Employees will receive distributions from their accounts under the 403(b)(7) Program following termination of employment by retirement or at such other time as the employer shall designate, but in no case later than an employee's reaching age 65. Withdrawals of contributions prior to age 59-1/2, may result in adverse tax consequences and penalties. Employees will also receive distributions from their accounts under the 403(b)(7) Program in the event they become disabled.

                                 INVESTMENT PROGRAMS
                                 -------------------

     Dividend Reinvestment Plan.  Reinvestments of dividends of the Funds,
     --------------------------
except for U.S. Government Money Fund, will occur on a date selected by the Board of Trustees. Reinvestment of U.S. Government Money Fund will occur on the last day of the month.

     Automatic Exchange Plan.  Investors may arrange under the Exchange Plan to
     -----------------------
have DST collect a specified amount once a month or quarter from the investor's account in one of the Funds and purchase full and fractional shares of another Fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Exchange Plan are given in the application which is available from DST or the Funds. This does not apply to Class B or Class C shares.

     An investor should realize that he is investing his funds in securities subject to market fluctuations, and accordingly the Automatic Exchange Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Exchange Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

     The expenses of the Automatic Exchange Plan are general expenses of a Fund and will not involve any direct charge to the participating shareholder. The Automatic Exchange Plan is completely voluntary and may be terminated on fifteen days notice to DST.

     Automatic Investment Plan.  Investors may arrange under the Automatic
     -------------------------
Investment Plan to have DST collect a specified amount once a month or quarter from the investor's checking account and purchase full and fractional shares of a Fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Investment Plan are given in the application which is available from DST or the Funds.

     An investor should realize that he is investing his funds in securities subject to market fluctuations, and accordingly the Automatic Investment Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Investment Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

     The expenses of the Automatic Investment Plan are general expenses of a Fund and will not involve any direct charge to the participating shareholder. The Automatic Investment Plan is completely voluntary. The Automatic Investment Plan may be terminated on thirty days notice to DST.

     Automatic Withdrawal Plan.  The Automatic Withdrawal Plan is designed to
     -------------------------
provide a convenient method of receiving fixed redemption proceeds at regular intervals from shares of a Fund deposited by the investor under this Plan. This Plan is not available to Class B or Class C shareholders. Further details of the Automatic Withdrawal Plan are given in the application which is available from DST or the Funds.

     In order to open an Automatic Withdrawal Plan, the investor must complete the Application and deposit, or purchase for deposit, with DST, agent for the Automatic Withdrawal Plan, shares of a Fund having a total value of not less than $10,000 based on the offering price on the date the Application is accepted.

     Income dividends and capital gains distributions on shares under an Automatic Withdrawal Plan will be credited to the investor's Automatic Withdrawal Plan account in full and fractional shares at the net asset value in effect on the reinvestment date.

     Periodic checks for a specified amount will be sent to the investor, or any person designated by him, monthly or quarterly (January, April, July and October). A Fund will bear the cost of administering the Automatic Withdrawal Plan.

     Redemption of shares of a Fund deposited under the Automatic Withdrawal Plan may deplete or possibly use up the initial investment plus income dividends and distributions reinvested, particularly in the event of a market decline. In addition, the amounts received by an investor cannot be considered as an actual yield or income on his investment since part of such payments may be a return of his capital. The redemption of shares under the Automatic Withdrawal Plan may give rise to a taxable event.

     The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of a Fund would be disadvantageous because of the sales charge payable with respect to such purchases. An investor may not have an Automatic Withdrawal Plan in effect and at the same time have in effect an Automatic Investment Plan or an Automatic Exchange Plan. If an investor has an Automatic Investment Plan or an Automatic Exchange Plan, such service must be terminated before an Automatic Withdrawal Plan may take effect.

     The Automatic Withdrawal Plan may be terminated at any time (1) on 30 days notice to DST or from DST to the investor, (2) upon receipt by DST of appropriate evidence of the investor's death or (3) when all shares under the Automatic Withdrawal Plan have been redeemed. Upon termination, unless otherwise requested, certificates representing remaining full shares, if any, will be delivered to the investor or his duly appointed legal representatives.

                                 TAXES
                                 -----

Taxation of the Funds -- In General
-----------------------------------



         Each of the Funds intends to continue to continue to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Code. To so qualify, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) satisfy certain diversification requirements.

         As a regulated investment company, a Fund will not be subject to federal income tax on its net investment income and capital gain net income (capital gains in excess of its capital losses) that it distributes to shareholders if at least 90% of its net investment income and short-term capital gains for the taxable year are distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings or profits.

         Every Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute, or be deemed to have distributed, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 (or December 31, if the Fund so elects), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Funds intend to make sufficient distributions to avoid this 4% excise tax.

TAXATION OF THE FUNDS' INVESTMENTS

         ORIGINAL ISSUE DISCOUNT. For federal income tax purposes, debt securities purchased by the Funds may be treated as having an original issue discount. Original issue discount
                                       43
represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Funds each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest.

         Debt securities may be purchased by the Funds at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Funds purchased the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Funds elect to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Funds may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the it makes the election to include market discount currently. Because the Funds must include original issue discount in income, it will be more difficult for the Funds to make the distributions required for them to maintain their status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

         OPTIONS AND FUTURES TRANSACTIONS. Certain of the Funds' investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Funds' income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies, (ii) defer recognition of realized losses, and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to options and futures contracts. The extent to which the Funds make such investments may be materially limited by these provisions of the Code.

         FOREIGN CURRENCY TRANSACTIONS. Under Section 988 of the Code, special rules are provided for certain foreign currency transactions. Foreign currency gains or losses from foreign currency contracts (whether or not traded in the interbank market), from futures contracts that are not "regulated futures contracts," and from unlisted options are treated as ordinary income or loss under Section 988. The Funds may elect to have foreign currency-related regulated futures contracts and listed options subject to ordinary income or loss treatment under Section 988. In addition, in certain circumstances, the Funds may elect capital gain or loss for foreign currency transactions. The rules under Section 988 may also affect the timing of income recognized by the Funds.

TAXATION OF THE SHAREHOLDERS

         Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income to shareholders. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by shareholders during such period. In addition, any loss realized upon a taxable disposition of shares of the Tax-Exempt Fund within six months from the date of their purchase will be disallowed to the extent of any tax-exempt dividends previously paid with respect to such shares.

         Distributions of net investment income and capital gain net income will be taxable as described above whether received in cash or reinvested in additional shares. When distributions are received in the form of shares issued by the Funds, the amount of the distribution deemed to have been received by participating shareholders is the fair market value of the shares received rather than the amount of cash which would otherwise have been received. In such case, participating shareholders will have a basis for federal income tax purposes in each share received from the Funds equal to the fair market value of such share on the payment date.

         Distributions by the Funds result in a reduction in the net asset value of the Funds' shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a return of their investment upon distribution which will nevertheless be taxable to them.

         If a shareholder (i) incurs a sales load in acquiring shares in the Funds, and (ii) by reason of incurring such charge or making such acquisition acquires the right to acquire shares of one or more regulated investment companies without the payment of a load or with the payment of a reduced load ("reinvestment right"), and (iii) disposes of the shares before the 91st day after the date on which the shares were acquired, and (iv) subsequently acquires shares in that regulated investment company or in another regulated investment company and the otherwise applicable load charge is reduced pursuant to the reinvestment right, then the load charge will not be taken into account for purposes of determining the shareholder's gain or loss. To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder's basis in such shares.

         Income received by the Funds may give rise to withholding and other taxes imposed by foreign countries. If more than 50% of the value of the Funds' assets at the close of a taxable year consists of securities of foreign corporations, the Funds may make an election that will permit an investor to take a credit (or, if more advantageous, a deduction) for foreign income taxes paid by the Funds, subject to limitations contained in the Code. As an investor, you would then include in gross income both dividends paid to you and the foreign taxes paid by the Funds on their foreign investments.

         The Funds cannot assure investors that they will be eligible for the foreign tax credit. The Funds will advise shareholders annually of their share of any creditable foreign taxes paid by the Funds.

         The Funds may be required to withhold federal income tax at a rate of 31% from dividends made to any shareholder who fails to furnish a certified taxpayer identification number ("TIN") or who fails to certify that he or she is exempt from such withholding or who the Internal Revenue Service notifies the Funds as having provided the Funds with an incorrect TIN or failed to properly report for federal income tax purposes. Any such withheld amount will be fully creditable on each shareholder's individual federal income tax return.

         The foregoing discussion is a general summary of certain of the current federal income tax laws affecting the Funds and investors in the shares. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Funds, or to all categories of investors, some of which may be subject to special rules. Investors should consult their own advisors regarding the tax consequences, including state and local tax consequences, to them of investment in the Funds.

                                 REDEMPTIONS IN KIND
                                 -------------------

     Each Fund has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

                                 PERFORMANCE
                                 -----------

U.S. Government Money Fund
--------------------------

     The U.S. Government Money Fund may advertise performance in terms of yield based on a seven day yield or an effective yield.

     Seven-day yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

     Effective yield quotation is based on the seven days ended on the date of the calculation and is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7]-1 with the resulting yield figure carried to at least the nearest hundredth of one percent.

     In calculating yield or effective yield quotations, the net change in an account value includes: (a) the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares; (b) all fees, other than nonrecurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period. The calculation excludes realized gains and losses from the sale of securities and unrealized appreciation and depreciation.

     The seven day yield and seven day effective yield for the U.S. Government Money Fund at December 31, 1997 were 3.58% and 3.64%, respectively.

     ASIA DYNASTY FUND, GLOBAL BALANCED FUND, GLOBAL HARD ASSETS FUND, GLOBAL REAL ESTATE FUND, GOLD/RESOURCES FUND, AND INTERNATIONAL INVESTORS GOLD FUND.


     The above Funds may advertise performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as any of such Funds have been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
--------------------------------------------------------------------------------
P(1+T)n = ERV

Where:  P=A hypothetical initial payment of $1,000
        T=Average annual total return
        n=Number of years
        ERV=Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the year or period;

================================================================================

     The calculation assumes the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

     Average Annual Total Return for the Period ended December 31, 1997 (after maximum sales charge).

                                           1 Year   5  Years   10 Years     Life
International Investors
Gold Fund (Class A)                         39.70%      1.00%   (34.16)%     9.65%
Gold/Resources Fund (Class A)               42.83%    (1.70)%    (5.31)%     0.64%
Global Real Estate Fund (Class A)              --         --         --     25.75%
Global Real Estate Fund (Class B)              --         --         --   (24.05)%
Global Real Estate Fund (Class C)              --         --         --    (9.73)%
Asia Dynasty Fund (Class A)               (35.33)%        --         --    (1.49)%
Asia Dynasty Fund (Class B)               (35.79)%        --         --    (5.42)%
Global Balanced Fund (Class A)             (9.29)%        --         --      7.92%
Global Balanced Fund (Class B)             (9.26)%        --         --      8.10%
Global Hard Assets Fund (Class A)            8.86%        --         --     22.15%
Global Hard Assets Fund (Class B)            8.73%        --         --     20.81%
Global Hard Assets Fund (Class C)           12.71%        --         --     24.00%
Emerging Markets Growth Fund (Class A)    (16.35)%        --         --   (16.35)%
Emerging Markets Growth Fun d(Class B)    (16.28)%        --         --   (15.43)%
Emerging Markets Growth Fund (Class C)    (13.07)%        --         --   (12.22)%

            The Global Balanced Fund, Asia Dynasty Fund, Gold/Resources Fund, Global Real Estate Fund, Global Hard Assets Fund, Emerging Markets Growth Fund, and International Investors Gold Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
--------------------------------------------------------------------------------
YIELD = 2[(A-B/CD + 1)6-1]

Where:  A  =  dividends and interest earned during the period
        B  =  expenses accrued for the period (net of reimbursement)
        C  =  the average daily number of shares outstanding during the period that were entitled to receive dividends
        D  =  the maximum offering price per share on the last day of the period after adjustment for payment of dividends
              within 30 days thereafter
================================================================================

     The Global Balanced Fund, Global Hard Assets Fund, Asia Dynasty Fund, Gold/Resources Fund, Global Real Estate Fund, Emerging Markets Growth Fund, and International Investors Gold Fund may also advertise performance in terms of aggregate total return. Aggregate total return for a specified period of time is determined by ascertaining the percentage change in the net asset value of shares of the Fund initially acquired assuming reinvestment of dividends and distributions and without giving effect to the length of time of the investment according to the following formula:

--------------------------------------------------------------------------------
                         [(B-A)/A](100)=ATR
                 Where:  A=initial investment
                         B=value at end of period
                         ATR=aggregate total return
===============================================================================

  The calculation assumes the maximum sales charge is deducted from the initial payment and assumes all distributions by the Funds are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

  Aggregate Total Return for the period ended December 31, 1997 (after maximum sales charge).


                                           1 Year   5  Years   10 Years     Life
International Investors
  Gold Fund (Class A)                       39.70%      5.10%   (34.16)%  4,694.49%
Gold/Resources Fund (Class A)               42.83%    (8.20)%   (42.05)%      7.90%
Global Real Estate Fund (Class A)              --         --         --      12.91%
Global Real Estate Fund (Class B)              --         --         --     (6.13)%
Global Real Estate Fund (Class C)              --         --         --     (2.33)%
Asia Dynasty Fund (Class A)               (35.33)%        --         --     (6.92)%
Asia Dynasty Fund (Class B)               (35.79)%        --         --    (21.44)%
Global Balanced Fund (Class A)               9.29%        --         --      35.94%
Global Balanced Fund (Class B)               9.26%        --         --      36.85%
Global Hard Assets Fund (Class A)            8.86%        --         --      88.17%
Global Hard Assets Fund (Class B)            8.73%        --         --      37.64%
Global Hard Assets Fund (Class C)          12.71)%        --         --      97.32%
Emerging Markets Growth Fund (Class A)    (16.35)%        --         --    (16.35)%
Emerging Markets Growth Fun d(Class B)    (16.28)%        --         --    (15.43)%
Emerging Markets Growth Fund (Class C)    (13.07)%        --         --    (12.22)%

Advertising Performance
-----------------------

     As discussed in the Funds' Prospectus, the Funds may quote performance results from recognized publications which monitor the performance of mutual funds, and the Funds may compare their performance to various published historical indices. These publications are listed in Part B of the Appendix. In addition, the Funds may quote and compare their performance to the performance of various economic and market indices and indicators, such as the S&P 500, Financial Times Index, Morgan Stanley Capital International Europe, Australia, Far East Index, Saloman Brothers World Property Index, Morgan Stanley Capital International World Index, Morgan Stanley Capital International Real Estate Index, NAREIT Equity Index, Wilshire Real Estate Securities Index, Morgan Stanley REIT Index, Saloman Brothers World Property Index, Morgan Stanley Capital International Combined Far East (ex-Japan) Free Index, Salomon Brothers World Bond Index, Salomon Brothers World Government Bond Index, GNP and GDP data. Descriptions of these indices are provided in Part B of the Appendix.

                                 ADDITIONAL INFORMATION
                                 ----------------------

     Custodian.  The Chase Manhattan Bank, Chase Metrotech Center, Brooklyn, New
     ---------
York is the custodian of the Trust's portfolio securities, cash, coins and bullion. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of a Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission.

     Independent Accountants.  Coopers & Lybrand L.L.P., 1301 Avenue of the
     -----------------------
Americas, New York, New York 10019, serve as the independent accountants for the Trust.

     Counsel.  Goodwin, Procter & Hoar, LLP Exchange Place, Boston,
     -------
Massachusetts 02109 serves as counsel to the Trust.


                                 FINANCIAL STATEMENTS
                                 --------------------

  The financial statements of Asia Dynasty Fund, Emerging Markets Growth Fund, Global Hard Assets Fund, Global Balanced Fund, International Investors Gold Fund, Global Real Estate Fund, Gold/Resources Fund and U.S. Government Money Fund for the fiscal year ended December 31, 1997, are hereby incorporated by reference from the Funds' Annual Reports to Shareholders, which are available at no charge upon written or telephone request to the Trust at the address or telephone numbers set forth on the first page of this Statement of Additional Information.

                                 APPENDIX
                                 --------
PART A.

Corporate Bond Ratings
----------------------

     Description of Moody's Investors Service, Inc. corporate bond ratings:

     Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors given security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Description of Standard & Poor's Corporation corporate bond ratings;

     AAA --Bonds rated AAA have the highest rating assigned by S&P to a debt obligations. Capacity to pay interest and repay principal is extremely strong.

     AA --Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A --Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB --Bonds rated BBB are regarding as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Preferred Stock Ratings
-----------------------

     Moody's Investors Service, Inc. describes its preferred stock ratings as:

     aaa -An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of convertible preferred stocks.

     aa -An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a -An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa -An issue which is rated baa is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba -An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safe-guarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b -An Issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa -An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment.

     ca -An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

     c -This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of every attaining any real investment standing.

     Standard & Poor's Corporation describes its preferred stock ratings as:

     AAA -This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A -An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

     BBB -An issue rated BBB is regarded as backed by an adequate capacity to play the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB,B,CCC -Preferred stocks rated BB,B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Short-Term Debt Ratings
-----------------------

     Description of Moody's short-term debt ratings:

     Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by may of the following characteristics:
leading market positions in well-established industries, higher rates of return of funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation and well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected be external conditions. Ample alternate liquidity is maintained.

     Prime-3--Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's short-term debt ratings:

     A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

     A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B--Issues rated B are regarded as having only speculative capacity for timely payment.

     C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


PART B
------

     The publications and services from which the Funds will quote performance are: Micropal, Ltd. (an international investment fund information service), Fortune, Changing Times, Money, U.S. News & World Report, Money Fund Scorecard, Morningstar, Inc., Business Week, Institutional Investor, The Wall Street Journal, Wall Street Transcripts, New York Post, Investment Company Institute publications, The New York Times, Barron's, Forbes magazine, Research magazine, Donaghues Money Fund Report, Donaghue's Money Letter, The Economist, FACS, FACS of the Week, Financial Planning, Investment Daily, Johnson's Charts, Mutual Fund Profiles (S&P), Powell Monetary Analysis, Sales & Marketing Management Magazine, Life magazine, Black Enterprise, Fund Action, Speculators Magazine, Time, NewsWeek, U.S.A Today, Wiesenberger Investment Service, Mining Journal Quarterly, Mining Journal Weekly, Northern Miner, Gold Gazette, George Cross Newsletter, Engineering and Mining Journal, Weekly Stock Charts-Canadian Resources, Jeweler's Circular Keystone, Financial Times, Journal of Commerce, Mikuni's Credit Ratings, Money Market Directory of Pension Funds, Oil and Gas Journal, Pension Funds and Their Advisers, Investment Company Data, Inc., Mutual Funds Almanac, Callan Associates, Inc., Media General Financial Services, Financial World, Pensions & Investment Age, Registered Investment Advisors, Aden Analysis, Baxter Weekly, Congressional Yellow Book, Crain's New York Business, Survey of Current Business, Treasury Bulletin, U.S. Industrial Outlook, Value Line Survey, Bank Credit Analyst, S&P Corporation Records, Euromoney, Moody's, Investment Dealer's Digest, Financial Mail, Financial Post, Futures, Grant's Interest Rate Observer, Institutional Investor, International Currency Review, International Bank Credit Analyst, Investor's Daily, German Business Weekly, GATT Trade Annual Report, and Dimensional Fund Advisers, Inc.

                              PERFORMANCE CHARTS

                 Best Performing World  Government Bond Markets*
                 1986 THROUGH DECEMBER, 1997

           1986  JAPAN                                        47.4%
           1987  U.K.                                         46.6%
           1988  AUSTRALIA                                    28.8%
           1989  CANADA                                       16.2%
           1990  U.K.                                         30.9%
           1991  AUSTRALIA                                    23.5%
           1992  JAPAN                                        10.8%
           1993  JAPAN                                        27.6%
           1994  BELGIUM                                      12.2%
           1995  SWEDEN                                       34.8%
           1996  ITALY                                        27.2%
           1997  U.K.                                         10.3%
           *in U.S. dollar terms

Source: Salomon Smith Barney World Government Bond Index, a market capitalization weighted total return index of developed world government bonds with remaining maturities of one year or more.

_________________________

                                 ANNUAL REAL (INFLATION-ADJUSTED) GDP GROWTH
                                 (IN LOCAL CURRENCY TERMS)


               1989   1990   1991   1992       1993       1994   1995   1996
               -----  -----  -----  -----  ------------  ------  -----  -----

HONG KONG       2.6%   3.4%   5.1%   6.3%          6.4%    5.4%   4.7%   7.9%
SINGAPORE       9.4%   8.1%   7.3%   6.2%        10.4%    10.       8%   7.0%
THAILAND       12.2%  11.6%   8.4%   7.8%          8.3%    8.8%   8.6%  -0.4%
MALAYSIA        9.2%   9.7%   8.4%   7.8%          8.3%    9.2%   9.5%   8.6%
INDONESIA       7.5%   7.2%   7.0%   6.5%          6.5%    7.7%   8.2%   8.0%
PHILIPPINES     6.2%   3.0%  -0.5%   0.3%          2.1%    4.4%   4.8%   5.7%
SOUTH KOREA     6.4%   9.5%   9.1%   5.1%          5.8%    8.6%   9.0%   7.1%
CHINA           4.3%   3.9%   9.2%  14.2%         13.5%   12.7%  10.6%  N/A


  Source: All Countries except Hong Kong: International Financial Statistics (International Monetary Fund) - 2/96 and 4/98
           Hong Kong: Datastream 1989-1995

  GROSS DOMESTIC PRODUCT: The market value of all final goods and services produced by labor and property supplied by residents of the applicable country in a given period of time, usually one year. Gross Domestic Product comprises
(1) purchases of persons (2) purchases of governments (Federal, State & Local)
(3) gross private domestic investment (includes change in business inventories) and (4) international trade balance from exports.

                                 ASIAN STOCK MARKET TOTAL RETURNS**

     The chart below provides returns for the key developing Asian stock markets for the given periods. While these markets can be volatile, the long-term returns may be greater than those achieved by more mature equity markets.

                                                                                                5YR. COMPOUNDED     10YR. COMPOUNDED
                                                                                             avg. annual return   avg. annual return
                1988    1989    1990    1991    1992    1993    1994    1995    1996    1997   (1992- 1996)            12/31/97
               -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----------             --------

Hong Kong       28.1%    8.4%    9.2%   49.5%   32.3%  116.7%  -28.9%   22.6%   33.1%  -23.3%         14.0%                21.5%
INDONESIA      258.1%   81.9%    6.4%  -44.5%   -0.2%  105.7%  -25.9%    9.2%   27.5%  -74.1%        -11.3%                 8.7%
MALAYSIA        26.5%   55.8%   -7.9%    4.9%   17.8%  110.0%  -19.9%    5.2%   25.9%  -68.1%         -6.6%                 5.3%
PHILIPPINES     43.1%   65.0%  -45.6%   85.5%   39.0%  122.3%   -7.9%  -11.5%  -17.8%  -62.6%        -11.0%                 7.0%
SINGAPORE       34.2%   44.9%  -14.6%   43.6%    4.5%   73.4%    5.8%   12.2%    0.3%  -40.5%          4.2%                13.2%
SO. KOREA       96.6%    1.7%  -27.3%  -15.5%    1.6%   31.4%   23.7%   -3.3%  -38.1%  -66.7%        -20.2%                -9.6%
TAIWAN         119.7%   84.9%  -55.2%   12.7%  -23.7%   84.6%   20.8%  -29.3%   40.3%   -6.3%         15.7%                14.0%
THAILAND        47.3%  114.4%  -27.3%   22.7%   35.4%  103.6%   -9.0%   -3.8%  -36.6%  -73.4%        -21.4%                 1.5%

Source:    Morgan Stanley & Co. Incorporated

Performance provided in U.S. dollar terms and includes reinvestment of gross dividends. Past performance is not indicative of future results.

**These are unmanaged indices and are not the investment results of the Fund nor are they the results the Fund would have obtained, which may vary from returns of these markets. Value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

----------------------------

      MORGAN STANLEY CAPITAL INTERNATIONAL STOCK MARKET INFORMATION
      (IN US CURRENCY WITH NET DIVIDENDS REINVESTED)
  AS OF DECEMBER 31, 1997

              1997    1996   1995    1994    1993    1992    1991    1990    1989   1988
             -----   -----   ----   -----   -----   -----   -----   -----   -----   ----
AUSTRALIA    -10.4%   16.5%  11.2%    5.4%   35.2%  -10.8%   33.6%  -17.5%    9.3%  36.4%
AUSTRIA        1.6%    4.5%  -4.7%   -6.3%   28.1%  -10.7%  -12.2%    6.3%  103.9%   0.6%
BELGIUM       13.6%   12.0%  25.9%    8.2%   23.5%   -1.5%   13.8%  -11.0%   17.3%  53.6%
CANADA        12.8%   28.5%  18.3%   -3.0%   17.6%  -12.2%   11.1%  -13.0%   24.3%  17.1%
DENMARK       34.5%   21.8%  18.8%    3.8%   32.8%  -28.3%   16.6%   -0.9%   43.9%  52.7%
FINLAND       17.3%   33.9%   4.6%   52.2%   82.7%  -13.0%  -18.1%  -31.7%   -9.6%  13.7%
FRANCE        11.9%   21.2%  14.1%   -5.2%   20.9%    2.8%   17.8%  -13.8%   36.2%  37.9%
GERMANY       24.6%   13.6%  16.4%    4.7%   35.6%  -10.3%    8.2%   -9.4%   46.3%  20.6%
HONG KONG    -23.3%   33.1%  22.6%  -28.9%  116.7%   32.3%   49.5%    9.2%    8.4%  28.1%
IRELAND       15.8%   32.0%  22.4%   14.5%   42.4%  -21.2%   12.2%  -16.7%   41.2%  25.1%
ITALY         35.5%   12.6%   1.0%   11.6%   28.5%  -22.2%   -1.8%  -19.2%   19.4%  11.5%
JAPAN        -23.7%  -15.5%   0.7%   21.4%   25.5%  -21.5%    8.9%  -36.1%    1.7%  35.4%
MALAYSIA     -68.1%   25.9%   5.2%  -19.9%  110.0%   17.8%    5.0%   -7.9%   55.8%  26.5%

                   1997   1996   1995   1994   1993    1992    1991    1990   1989    1988
                  ------  -----  -----  -----  -----  ------  ------  ------  -----  ------

Netherlands        23.8%  27.5%  27.7%  11.7%  35.3%    2.3%   17.8%   -3.2%  35.8%   14.2%
NEW ZEALAND       -14.2%  17.2%  20.9%   8.9%  67.7%   -1.4%   18.3%  -37.7%  11.4%  -13.8%
NORWAY              6.2%  28.6%   6.0%  23.6%  42.0%  -22.3%  -15.5%    0.7%  45.5%   42.4%
SINGAPORE         -40.5%  -6.9%   6.5%   6.7%  68.0%    6.3%   25.0%  -11.7%  42.3%   33.3%
SPAIN              25.4%  40.1%  29.8%  -4.8%  29.8%  -21.9%   15.6%  -13.7%   9.8%   13.5%
SWEDEN             17.9%  37.2%  33.4%  18.3%  37.0%  -14.4%   14.4%  -21.0%  31.8%   48.3%
SWITZERLAND        44.3%   2.3%  44.1%   3.5%  45.8%   17.2%   15.8%   -6.2%  26.2%    6.2%
UNITED KINGDOM     22.6%  27.4%  21.3%  -1.6%  24.4%   -3.7%   16.0%   10.3%  21.9%    6.0%
US                 33.4%  23.2%  37.1%   1.1%   9.1%    6.4%   30.1%   -3.2%  30.0%   14.6%

                   Morgan Stanley Capital International Index
                 (IN US CURRENCY WITH NET DIVIDENDS REINVESTED)
                            AS OF DECEMBER 31, 1997

                     10 year annual total return
                     ---------------------------

      Australia         9.3%
      AUSTRIA                    7.6%
      BELGIUM          14.4%
      CANADA            9.2%
      DENMARK          17.2%
      FINLAND           8.6%
      FRANCE           13.3%
      GERMANY          13.8%
      HONG KONG        19.2%
      IRELAND          14.8%
      ITALY             6.1%
      JAPAN            -2.9%
      MALAYSIA          4.8%
      NETHERLANDS      18.6%
      NEW ZEALAND       4.5%
      NORWAY           13.3%
      SINGAPORE         8.9%
      SPAIN            10.6%
      SWEDEN           17.6%
      SWITZERLAND      18.5%
      UNITED KINGDOM   14.0%
      USA              17.4%


                           MARKET INDEX DESCRIPTIONS

     Morgan Stanley Capital International Europe, Australia, Far East Index (US$ terms): An arithmetic, market value-weighted average of the performance of over 1,079 companies listed on the stock exchanges of Europe, Australia, New Zealand and the Far East. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

     MORGAN STANLEY CAPITAL INTERNATIONAL REAL ESTATE INDEX: An arithmetic, market value-weighted average of the performance of property shares worldwide.

     MORGAN STANLEY REIT INDEX: A capitalization-/weighted index with dividends reinvested of most actively traded real estate invest trusts.

     NAREIT EQUITY INDEX: A capitalization-weighted index comprised of publicly traded equity real estate investment trusts excluding mortgages REITS.

     MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (US$ TERMS): An arithmetic, market value-weighted average of the performance of over 1,515 companies listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes. The combined market capitalization of these countries represents approximately 60% of the aggregate market value of the stock exchanges of the above 22 countries.

     MORGAN STANLEY CAPITAL INTERNATIONAL COMBINED FAR EAST EX-JAPAN FREE INDEX:
An arithmetic, market value-weighted average of the performance of companies listed on the stock exchanges of the following countries: Hong Kong, Indonesia, Korea (Korea is included at 20% of its market capitalization in the Combined Free Index), Malaysia, Philippines Free, Singapore Free and Thailand. The combined market capitalization of these countries represents approximately 60% of the aggregate market value of the stock exchanges of the above seven countries.

     SALOMON BROTHERS WORLD BOND INDEX (US$ TERMS): Measures the total return performance of high quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:
Australian Dollars, Canadian Dollars, European Currency Units, French Francs, Japanese Yen, Netherlands Guilder, Swiss Francs, UK pounds Sterling, US Dollars and German Deutsche Marks. Only high-quality, straight issues are included. The index is calculated on both a weighted basis and an unweighted basis. Generally, index samples for each market are restricted to bonds with at least five years' remaining life.

     SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX (US$ TERMS): The WGBI includes the Government bonds markets of the United States, Japan, Germany, France, the United Kingdom, Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden and Austria. Country eligibility is determined based on market capitalization and investability criteria. A market's eligible issues must total at least US$20 billion, Y2.5 trillion and DM30 billion for three consecutive months for the market to be considered eligible for inclusion. Once a market satisfies this criteria, it will be added at the end of the following quarter. Guidelines by which a market may be excluded from the index have also been established. A market will be excluded if the market capitalization of eligible issues falls below half of all of the entry levels for six consecutive months. Once again, the market will be removed at the end of the following quarter. In addition, market entry barriers are a reason for exclusion despite meeting the size criteria (for example, if a market discourages foreign investor participation).

     SALOMON BROTHERS WORLD PROPERTY EQUITY INDEX: A top-down, float capitalization-weighted index that includes shares of approximately 380 companies in 19 countries.

     WILSHIRE REIT SECURITIES INDEX: A capitalization-weighted index comprised of publicly traded equity real estate investment trusts excluding mortages REITS.

     GPR LIFE GLOBAL REAL ESTATE SECURITIES INDED: A market capitalization-weighted index of property companies in 33 countries.

     GROSS DOMESTIC PRODUCT: The market value of all final goods and services produced by labor and property supplied by residents of the United States in a given period of time, usually one year. Gross Domestic Product comprises (1) purchases of persons (2) purchases of governments (Federal, State & Local) (3) gross private domestic investment (includes change in business inventories) and
(4) international trade balance from exports. Nominal GDP is expressed in 1993 dollars. Real GDP is adjusted for inflation and is currently expressed in 1987 dollars.